PROSPECTUS -  APRIL 29, 2005

MORGAN STANLEY

SELECT DIMENSIONS INVESTMENT SERIES

CLASS X


MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 11 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. THE PORTFOLIOS ARE:

THE MONEY MARKET PORTFOLIO
THE FLEXIBLE INCOME PORTFOLIO
THE BALANCED GROWTH PORTFOLIO
THE UTILITIES PORTFOLIO
THE DIVIDEND GROWTH PORTFOLIO
THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO
THE GROWTH PORTFOLIO
THE AMERICAN OPPORTUNITIES PORTFOLIO
THE CAPITAL OPPORTUNITIES PORTFOLIO
THE GLOBAL EQUITY PORTFOLIO
THE DEVELOPING GROWTH PORTFOLIO

SHARES OF EACH PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIOS IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF THE APPLICABLE VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS ISSUED BY YOUR LIFE INSURANCE COMPANY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

Eligible Investors                                                                        1

The Portfolios                   THE MONEY MARKET PORTFOLIO                               2
                                 THE FLEXIBLE INCOME PORTFOLIO                            5
                                 THE BALANCED GROWTH PORTFOLIO                           11
                                 THE UTILITIES PORTFOLIO                                 16
                                 THE DIVIDEND GROWTH PORTFOLIO                           21
                                 THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO                  24
                                 THE GROWTH PORTFOLIO                                    27
                                 THE AMERICAN OPPORTUNITIES PORTFOLIO                    30
                                 THE CAPITAL OPPORTUNITIES PORTFOLIO                     34
                                 THE GLOBAL EQUITY PORTFOLIO                             37
                                 THE DEVELOPING GROWTH PORTFOLIO                         40

Additional Investment
Strategy Information                                                                     44

Additional Risk Information                                                              45

Portfolio Management                                                                     51
Shareholder Information          PURCHASES AND SALES OF PORTFOLIO SHARES                 56
                                 FREQUENT PURCHASES AND REDEMPTIONS                      56
                                 PRICING FUND SHARES                                     57
                                 DISTRIBUTIONS                                           58
                                 TAX CONSEQUENCES                                        59
                                 PORTFOLIO HOLDINGS INFORMATION                          59
                                 ADDITIONALINFORMATION                                   59

Financial Highlights                                                                     60

This PROSPECTUS contains important information about the Portfolios and Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

Currently, Class X shares of each Portfolio are generally available to holders of particular variable life insurance and/or variable annuity contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

               -  commercial paper and corporate
                  obligations --                          rated in one of the two highest rating categories
                                                          by at least two nationally recognized rating
                                                          organizations or, if not rated, is of comparable
                                                          quality;

               -  bank obligations --                     including certificates of deposit of U.S.-regulated
                                                          banks having total assets of $1 billion or more, and
                                                          investments secured by these obligations;

               -  savings institution obligations --      including certificates of deposit of savings banks
                                                          and savings and loan institutions having assets of $1
                                                          billion or more;

               -  insured certificates of deposit --      of banks and savings institutions having assets of
                                                          less than $1 billion;

               -  repurchase agreements --                which may be viewed as a type of secured lending by
                                                          the Portfolio; and

               -  U.S. government securities --           issued or guaranteed as to principal by the U.S.
                                                          Government, its agencies or its instrumentalities.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Money Market Portfolio will achieve its investment objective.

Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[SIDENOTE]

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's most recent 7-day annualized yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995           6.10%
1996           5.07%
1997           5.21%
1998           5.16%
1999           4.78%
2000           5.98%
2001           3.88%
2002           1.34%
2003           0.65%
2004           0.86%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS 0.48%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was 0.13% (quarter ended March 31, 2004).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------
The Money Market Portfolio                              0.86%          2.52%           3.88%

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class X shares.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                                   0.45%
Distribution and service (12b-1) fees                                           None
Other expenses*                                                                 0.10%
Total annual Portfolio operating expenses                                       0.55%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                          EXPENSES OVER TIME
             --------------------------------------------
             1 YEAR      3 YEARS    5 YEARS     10 YEARS
             --------------------------------------------
              $  56       $  176     $  307       $  689

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE FLEXIBLE INCOME PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Flexible Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Flexible Income Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Portfolio's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Adviser has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets that may be invested in certain groups and not others.

(1) Global Securities.

- Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities; fixed-income securities issued by a corporation or asset-backed securities, all of which are rated BBB or above by Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc. ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Investment Adviser to be of comparable quality;

- Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Adviser to be of high creditworthiness; and

- Commercial paper rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

(2) Mortgage-Backed and U.S. Government Securities.

- Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Adviser; the mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs") and commercial mortgage-backed securities ("CMBS");

[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price.

- U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

- U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payments until maturity), without restrictions as to remaining maturity at time of purchase.

MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described above.

(3) HIGH YIELD SECURITIES. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include

"Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The Portfolio's investments in junk bonds not including emerging market securities as set forth below may not exceed 33 1/3% of its assets.

(4) EMERGING MARKET SECURITIES. The Portfolio may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These securities may be rated below investment grade and may be considered high yield securities. Emerging market countries are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds, which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may invest in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

FUTURES AND OPTIONS. The Portfolio also may invest in options and futures, including interest rate futures and options thereon. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

The Portfolio may also invest in put and call options with respect to foreign currencies and in futures on interest rate indexes. The Portfolio may use options and futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

OTHER SECURITIES. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities. The Portfolio may invest up to 10% of its net assets in targeted return index securities ("TRAINs"). The Portfolio may also invest in stripped mortgage-backed securities, inverse floaters and swaps.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Flexible Income Portfolio will achieve its investment objectives. The Flexible Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs and CMBSs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

HIGH YIELD SECURITIES. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

FUTURES AND OPTIONS. There are also particular risks associated with the Portfolio's investments in futures and options. The Investment Adviser's prediction of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. The use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, including those applicable to stripped mortgage-backed securities, inverse floaters, TRAINs and swaps, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Flexible Income Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995           6.96%
1996           9.54%
1997           8.32%
1998           4.22%
1999          -1.83%
2000          -4.74%
2001          -4.06%
2002           8.67%
2003          13.54%
2004           7.00%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -0.82%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.42% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -3.65% (quarter ended June 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                               PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------------------
The Flexible Income Portfolio                                     7.00%          3.83%           4.59%
Lehman Brothers Intermediate U.S. Government/Credit Index(1)      3.04%          7.21%           7.16%

(1) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                                   0.32%
Distribution and service (12b-1) fees                                           None
Other expenses*                                                                 0.37%
Total annual Portfolio operating expenses                                       0.69%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                                EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                    $  70       $  221     $  384       $  859

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE BALANCED GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Growth Portfolio will normally invest at least 60% of its assets in dividend paying common stocks and securities convertible into common stock and at least 25% in fixed-income securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Adviser's assessment of business, economic and investment conditions.

The four groups of Portfolio investments in more detail include:

(1) COMMON STOCKS/CONVERTIBLE SECURITIES. The Portfolio invests in common stocks of companies that have a record of paying dividends and, in the Investment Adviser's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Portfolio investments. The Portfolio's common stock investments may include foreign securities that are listed in the United States on a national securities exchange and depositary receipts.

(2) FIXED-INCOME SECURITIES. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities, such as bonds and notes, Yankee dollar obligations, sovereign debt, investment grade mortgage-backed securities, investment grade asset-backed securities and U.S. government securities. The U.S. government securities may include:

- U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

- Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

(3) COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of a CMO.

YANKEE DOLLAR OBLIGATIONS AND SOVEREIGN DEBT SECURITIES. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets, such as automobile and credit card receivables or home equity loans, that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

(4) MONEY MARKET SECURITIES. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

OTHER SECURITIES: The Portfolio may also invest in options and futures, stripped mortgage-backed securities, inverse floaters, swaps and forward foreign currency exchange contracts. The Portfolio may also invest up to 10% of its net assets in targeted return index securities ("TRAINs").

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME, INCLUDING MONEY MARKET, SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs and CMBSs) and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

YANKEE DOLLAR OBLIGATIONS. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possiblity that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OPTIONS AND FUTURES. There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, including those applicable to stripped mortgage-backed securities, inverse floaters, swaps, and TRAINs, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995       22.86%
1996       13.54%
1997       17.87%
1998       14.41%
1999        3.52%
2000        6.37%
2001        1.21%
2002      -11.49%
2003       19.84%
2004       10.93%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -0.09%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.45% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -11.71% (quarter ended September 30, 2002).

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                  PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------------
The Balanced Growth Portfolio                       10.93%          4.84%            9.45%
Russell 1000 Value Index(1)                         16.49%          5.27%           13.83%
Lehman Brothers U.S. Aggregate Index(2)              4.34%          7.71%            7.72%

(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                                   0.52%
Distribution and service (12b-1) fees                                           None
Other expenses*                                                                 0.17%
Total annual Portfolio operating expenses                                       0.69%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                         EXPENSES OVER TIME
            -------------------------------------------
            1 YEAR      3 YEARS    5 YEARS     10 YEARS
            -------------------------------------------
             $  70       $  221     $  384      $   859

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE UTILITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Utilities Portfolio seeks both capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio also may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. The Portfolio may also utilize forward foreign currency exchange contracts.

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but also may subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

ASSET-BACKED SECURITIES. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

U.S. GOVERNMENT SECURITIES. The Portfolio may invest in U.S. government securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States. There is a risk that such agencies and instrumentalities will not have the funds to meet their payment obligations and that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995       28.05%
1996        8.48%
1997       26.45%
1998       22.23%
1999       43.71%
2000       -1.91%
2001      -25.51%
2002      -20.37%
2003       20.47%
2004       24.44%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS 3.10%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 26.89% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.07% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------
The Utilities Portfolio                              24.44%          -2.70%         10.41%
S&P 500(R) Index(1)                                  10.88%          -2.30%         12.07%


(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                                   0.57%
Distribution and service (12b-1) fees                                           None
Other expenses*                                                                 0.14%
Total annual Portfolio operating expenses                                       0.71%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                             EXPENSES OVER TIME
                -------------------------------------------
                1 YEAR      3 YEARS    5 YEARS     10 YEARS
                -------------------------------------------
                 $  73       $  227     $  395      $   883

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Dividend Growth Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange). For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq.

The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also utilize forward foreign currency exchange contracts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than the conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

FOREIGN SECURITIES. The Portfolio is also subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995            40.13%
1996            24.49%
1997            26.12%
1998            19.73%
1999             0.53%
2000             5.36%
2001            -5.45%
2002           -17.92%
2003            27.73%
2004             8.29%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -0.94%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.38% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.02% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                             PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------
The Dividend Growth Portfolio                    8.29%          2.49%            11.59%
S&P 500(R) Index(1)                             10.88%         -2.30%            12.07%


(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Management fee*                                                           0.50%
Distribution and service (12b-1) fees                                     None
Other expenses*                                                           0.11%
Total annual Portfolio operating expenses                                 0.61%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $  62       $  195    $   340      $   762

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Equally-Weighted S&P 500 Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Equally-Weighted S&P 500 Portfolio invests in a diversified portfolio of common stocks represented in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500"). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Portfolio generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value. The Portfolio may invest in foreign securities represented in the S&P 500, including depositary receipts.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting of each S&P 500 stock.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

In addition, the Portfolio may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500", "S&P Equal-Weight "500" Index" and "S&P EWI" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Equally-Weighted S&P 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Equally-Weighted S&P 500 Portfolio will achieve its investment objective. The Equally-Weighted S&P 500 Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Unlike many mutual funds, the Portfolio is not "actively managed." The Investment Adviser does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. In addition, because the Investment Adviser maintains an approximately equal weighting of each S&P 500 stock and may eliminate one or more securities (or elect not to increase the Portfolio's position in such securities) in certain circumstances, the Portfolio's Investment Adviser will not consistently maintain an exact equal weighting of each S&P 500 stock.

[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

COMMON STOCK. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Equally-Weighted S&P 500 Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995        27.14%
1996        17.78%
1997        26.12%
1998        12.19%
1999        12.15%
2000        11.98%
2001        -1.83%
2002       -15.97%
2003        37.14%
2004        16.65%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -2.21%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.74% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -18.34% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                             PAST 1 YEAR    PAST 5 YEARS      PAST 10 YEARS
--------------------------------------------------------------------------------------------
The Equally-Weighted S&P 500 Portfolio          16.65%           8.12%             13.38%
S&P EWI(1)                                      18.09%           8.06%             14.15%
S&P 500(R) Index(2)                             10.88%          -2.30%             12.07%

(1) THE STANDARD & POOR'S 500 EQUAL WEIGHT INDEX ("S&P EWI") IS THE EQUAL-WEIGHTED VERSION OF THE WIDELY REGARDED S&P 500 INDEX, WHICH MEASURES 500 LEADING COMPANIES IN LEADING U.S. INDUSTRIES. THE S&P EWI HAS THE SAME CONSTITUENTS AS THE CAPITALIZATION WEIGHTED S&P 500 INDEX, BUT EACH COMPANY IN THE S&P EWI IS ALLOCATED A FIXED WEIGHT, REBALANCING QUARTERLY. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY EXPENSES, SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 INDEX TO THE S&P EWI TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTMENT STRATEGY.

(2) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                             0.12%
Distribution and service (12b-1) fees                                     None
Other expenses*                                                           0.13%
Total annual Portfolio operating expenses                                 0.25%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $  26       $   80     $  141      $  318

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Growth Portfolio seeks long-term growth of capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Growth Portfolio will normally invest at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes exhibit strong earnings and free cash flow growth. The Investment Adviser seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Investment Adviser emphasizes individual security selection.

The Investment Adviser may invest up to 25% of the Portfolio's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq. The Portfolio may also utilize forward foreign currency exchange contracts.

The Investment Adviser follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities (including depositary receipts) generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995        13.29%
1996        23.56%
1997        23.07%
1998        13.22%
1999        39.10%
2000       -11.68%
2001       -15.23%
2002       -27.84%
2003        26.90%
2004         7.64%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -5.46%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -18.49% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                             PAST 1 YEAR    PAST 5 YEARS      PAST 10 YEARS
--------------------------------------------------------------------------------------------
The Growth Portfolio                             7.64%          -5.90%             7.19%
Russell 1000 Growth Index(1)                     6.30%          -9.29%             9.59%
S&P 500(R) Index(2)                             10.88%          -2.30%            12.07%

(1) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 TO THE RUSSELL 1000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                          0.50%
Distribution and service (12b-1) fees                                  None
Other expenses*                                                        0.24%
Total annual Portfolio operating expenses                              0.74%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
               $   76       $  237     $  411      $   918

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE AMERICAN OPPORTUNITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

As part of this process, the Investment Adviser may attempt to identify secular trends, such as shifting demographics or technological developments, and the sectors that could benefit in the long term from these secular trends. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds), such as U.S. government securities and investment grade corporate debt securities; and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities (that are not traded in the United States on a national securities exchange), of which up to 10% may be invested in emerging market securities (held either directly or in the form of depository receipts), but of which no more than 5% may be invested in local shares. In addition, the Portfolio may utilize forward foreign currency exchange contracts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the American Opportunities Portfolio will achieve its investment objective. The American Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Portfolio principally invests in large, established companies, the Portfolio may invest in medium- and small-sized companies. Investing in securities of small- and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

SECTOR CONCENTRATION. The Portfolio may, from time to time, emphasize certain market sectors. To the extent the Portfolio does so, it is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity) are typically subject to greater price fluctuations than comparable securities that pay interest.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.

OPTIONS AND FUTURES. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995          38.95%
1996          12.95%
1997          31.93%
1998          30.78%
1999          55.81%
2000          -4.42%
2001         -29.47%
2002         -21.56%
2003          20.57%
2004           8.29%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -4.16%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 39.58% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -21.95% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                 PAST 1 YEAR  PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------------------
The American Opportunities Portfolio                    8.29%        -7.14%           11.28%
Russell 1000 Growth Index(1)                            6.30%        -9.29%            9.59%
S&P 500(R) Index(2)                                    10.88%        -2.30%           12.07%

(1) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 TO THE RUSSELL 1000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.54%
Distribution and service (12b-1) fees                                      None
Other expenses*                                                            0.13%
Total annual Portfolio operating expenses                                  0.67%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                                 EXPENSES OVER TIME
                       ---------------------------------------
                       1 YEAR    3 YEARS   5 YEARS    10 YEARS
                       ---------------------------------------
                        $ 68      $ 214     $ 373      $ 835

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE CAPITAL OPPORTUNITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Capital Opportunities Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Lipper Multi-Cap Growth Funds Index, which as of February 28, 2005 was approximately $32.3 million to $405.2 billion. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition, the Portfolio may invest up to 35% of its net assets in investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts). The Portfolio may utilize forward foreign currency exchange contracts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Capital Opportunities Portfolio will achieve its investment objective. The Capital Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments of small- and medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investment, including the risks associated with forward foreign currency exchange contracts. For information about these risks see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1998      5.67%
1999     92.10%
2000    -27.56%
2001    -36.39%
2002    -43.82%
2003     41.64%
2004     22.59%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -4.92%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 60.12% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -41.06% (quarter ended September 30, 2001).

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past seven calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                                                LIFE OF PORTFOLIO
                                                 PAST 1 YEAR    PAST 5 YEARS     (SINCE 01/21/97)
-------------------------------------------------------------------------------------------------
The Capital Opportunities Portfolio                 22.59%         -14.78%             0.70%
Russell 3000 Growth Index(1)                         6.93%          -8.87%             4.14%
S&P Mid-Cap 400 Index(2)                            16.48%           9.54%            13.90%
Lipper Multi-Cap Growth Funds Index(3)              11.26%          -7.00%             5.14%


(1) THE RUSSELL 3000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P MID-CAP 400 INDEX TO THE RUSSELL 3000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & POOR'S MID-CAP 400 INDEX (S&P MID-CAP 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER MULTI-CAP GROWTH FUNDS INDEX TRACKS THE PERFORMANCE OF THE 30 LARGEST MULTI-CAP GROWTH OPEN-END MUTUAL FUNDS, AS CATEGORIZED BY LIPPER, INC. FUNDS IN THIS CATEGORY, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES WITHOUT CONCENTRATING 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP GROWTH FUNDS TYPICALLY HAVE AN ABOVE-AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE, COMPARED TO THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.67%
Distribution and service (12b-1) fees                                      None
Other expenses*                                                            0.23%
Total annual Portfolio operating expenses                                  0.90%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 92       $ 287      $ 498       $ 1,108

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time.

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GLOBAL EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

PRINCIPAL INVESTMENT STRATEGIES

The Global Equity Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy. However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment Adviser will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.

In addition to equity securities, the Portfolio may invest in investment grade bonds and other investment grade fixed-income securities. The Portfolio may utilize forward foreign currency exchange contracts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, including risks of investing in investment grade bonds and other investment grade fixed-income securities, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995    13.76%
1996    11.43%
1997     8.66%
1998    15.11%
1999    34.14%
2000    -5.93%
2001   -17.22%
2002   -17.37%
2003    34.71%
2004     8.17%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -1.70%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -18.14% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                              PAST 1 YEAR    PAST 5 YEARS      PAST 10 YEARS
--------------------------------------------------------------------------------------------
The Global Equity Portfolio                       8.17%           -1.28%           7.15%
MSCI World Index(1)                              14.72%           -2.45%           8.09%

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.92%
Distribution and service (12b-1) fees                                      None
Other expenses*                                                            0.19%
Total annual Portfolio operating expenses                                  1.11%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 113       $ 353      $ 612      $ 1,352

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DEVELOPING GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Developing Growth Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's other equity securities may include convertible securities and preferred stocks. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Adviser focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The Portfolio may also invest in securities issued in initial public offerings ("IPOs").

The Portfolio may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. In addition, the Portfolio may utilize forward foreign currency exchange contracts.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Portfolio's assets may be invested in fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and investment grade debt securities.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.

SHARES OF IPOs. Portfolio purchases of shares issued in IPOs expose the Portfolio to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Adviser cannot guarantee continued access to IPOs.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with foreign securities and forward foreign currency exchange contracts. For information about these risks, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995    51.26%
1996    12.95%
1997    13.77%
1998     9.04%
1999    92.52%
2000   -21.61%
2001   -25.49%
2002   -27.73%
2003    41.40%
2004    22.31%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -2.40%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 52.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -25.45% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                 PAST 1 YEAR    PAST 5 YEARS      PAST 10 YEARS
 ----------------------------------------------------------------------------------------------
 The Developing Growth Portfolio                     22.31%          -6.10%           11.53%
 Russell Midcap Growth Index(1)                      15.48%          -3.36%           11.23%


(1) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STOCKS ARE ALSO MEMBERS OF THE RUSSELL 1000 GROWTH INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.42%
Distribution and service (12b-1) fees                                      None
Other expenses*                                                            0.22%
Total annual Portfolio operating expenses                                  0.64%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 65        $ 205      $ 357        $ 798

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's principal investment strategies.

DEFENSIVE INVESTING. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations and changes in a Portfolio's net and total assets generally will not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.

PORTFOLIO TURNOVER. Each Portfolio (other than the Equally-Weighted S&P 500 Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolios.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                    *   *   *

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.

U.S. GOVERNMENT SECURITIES. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If a Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

SECURITIES RATED IN THE LOWEST INVESTMENT GRADE CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

TRAINS. Targeted Return Index Securities ("TRAINs") are investment vehicles structured as trusts. Each trust represents an undivided investment interest in a pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. TRAINs may impose an administrative fee based on total assets. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

SWAPS. Swap transactions are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. Credit default swap contracts may be entered into for hedging purposes, to add leverage to a portfolio or to gain exposure to a credit in which a Portfolio may otherwise invest.

Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. A Portfolio's investments in credit default swap contracts involves risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

INVERSE FLOATERS. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

CONVERTIBLE SECURITIES. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolios due to subsequent declines in the value of the securities subject to the trades.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particulary unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

SMALL- & MEDIUM-CAPITALIZATION COMPANIES. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

INVESTMENT COMPANIES. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

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

PORTFOLIO MANAGEMENT

Morgan Stanley Investment Advisors Inc. is the investment adviser to each Portfolio. Each Portfolio has retained the Investment Adviser to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of each Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolios, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates:

PORTFOLIO                                 MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------
The Money Market Portfolio                                           0.50%

The Flexible Income Portfolio                                        0.40%

The Balanced Growth Portfolio                                        0.60%

The Utilities Portfolio                                              0.65%

The Dividend Growth Portfolio             0.625% of net assets up to $500 million; 0.50% of net
                                          assets exceeding $500 million but not exceeding $1 billion;
                                          and 0.475% of net assets exceeding $1 billion

The Equally-Weighted S&P 500 Portfolio                               0.50%

The Growth Portfolio                                                 0.80%

The American Opportunities Portfolio      0.625% of net assets up to $500 million; 0.60% of net
                                          assets exceeding $500 million but not exceeding $1 billion;
                                          and 0.575% of net assets exceeding $1 billion

The Capital Opportunities Portfolio                                  0.75%

The Global Equity Portfolio                                          1.00%

The Developing Growth Portfolio                                      0.50%

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the following annual rates:

The Money Market Portfolio                0.45% of the portion of daily net assets not exceeding $250 million; 0.375% of the portion of daily net assets
                                          exceeding $250 million but not exceeding $750 million;
                                          0.325% of the portion of daily net assets exceeding $750
                                          million but not exceeding $1.25 billion; 0.30% of the
                                          portion of daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% of the portion of daily net assets exceeding $1.5 billion.

The Flexible Income Portfolio             0.32% of the daily net assets.

The Balanced Growth Portfolio             0.52% of the portion of daily net assets not exceeding $500 million; and 0.495% of the portion of daily net assets
                                          exceeding $500 million.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $105 billion in assets under management or administration as of March 31, 2005.

The Utilities Portfolio                   0.57% of the portion of daily net assets not exceeding $500 million; 0.47% of the portion of daily net assets exceeding
                                          $500 million but not exceeding $1 billion; 0.445% of the
                                          portion of daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.42% of the portion of daily net
                                          assets exceeding $1.5 billion but not exceeding $2.5
                                          billion; 0.395% of the portion of daily net assets
                                          exceeding $2.5 billion but not exceeding $3.5 billion;
                                          0.37% of the portion of daily net assets exceeding $3.5
                                          billion but not exceeding $5 billion; and 0.345% of the
                                          portion of daily net assets exceeding $5 billion.

The Dividend Growth Portfolio             0.545% of the portion of daily net assets not exceeding
                                          $250 million; 0.42% of the portion of daily net assets
                                          exceeding $250 million but not exceeding $1 billion; 0.395%
                                          of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of daily net assets exceeding $2 billion.

The Equally-Weighted S&P 500 Portfolio    0.12% of the daily net assets.

The Growth Portfolio                      0.50% of the portion of daily net assets not exceeding $1
                                          billion; 0.45% of the portion of daily net assets exceeding
                                          $1 billion but not exceeding $2 billion; 0.40% of the
                                          portion of daily net assets exceeding $2 billion but not
                                          exceeding $3 billion; and 0.35% of the portion of daily net assets exceeding $3 billion.

The American Opportunities Portfolio      0.545% of the portion of the daily net assets not exceeding
                                          $250 million; 0.42% of the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion;
                                          0.395% of the daily net assets exceeding $2.5 billion but
                                          not exceeding $3.5 billion; 0.37% of the portion of the
                                          daily net assets exceeding $3.5 billion but not exceeding
                                          $4.5 billion; and 0.345% of the portion of the daily net
                                          assets exceeding $4.5 billion.

The Capital Opportunities Portfolio       0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets
                                          exceeding $500 million but not exceeding $2 billion; 0.62%
                                          of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of
                                          daily net assets exceeding $3 billion.

The Global Equity Portfolio               0.92% of the daily net assets.

The Developing Growth Portfolio           0.42% of the portion of daily net assets not exceeding $500 million; and 0.395% of the portion of daily net assets
                                          exceeding $500 million.

The administrative services previously provided to the Portfolios by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% (0.05% with respect to the Money Market Portfolio) reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee (0.05% with respect to the Money Market Portfolio) pursuant to the new administration agreement.

For the fiscal year ended December 31, 2004, the Portfolios paid total compensation to the Investment Adviser amounting to:


The Money Market Portfolio:                                   0.49%
The Flexible Income Portfolio:                                0.39%
The Balanced Growth Portfolio:                                0.59%
The Utilities Portfolio:                                      0.64%
The Dividend Growth Portfolio:                                0.61%
The Equally-Weighted S&P 500 Portfolio:                       0.43%
The Growth Portfolio:                                         0.75%
The American Opportunities Portfolio:                         0.61%
The Capital Opportunities Portfolio:                          0.74%
The Global Equity Portfolio:                                  0.99%
The Developing Growth Portfolio:                              0.49%


The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.

THE FLEXIBLE INCOME PORTFOLIO is managed within the Investment Adviser's Taxable Fixed Income team. Current members of the team include W. David Armstrong, Roberto M. Sella, Sheila A. Finnerty and Abigail L. McKenna, Managing Directors of the Investment Adviser. W. David Armstrong has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2004. Roberto M. Sella has worked for the Investment Adviser since 1992 and began managing the Portfolio in 2004. Sheila A. Finnerty has worked for the Investment Adviser since 1993 and began managing the Portfolio in 2004. Abigail L. McKenna has worked for the Investment Adviser since 1996 and began managing the Portfolio in 2002.

Roberto M. Sella is the lead manager of the Portfolio. Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Portfolio and for the execution of the overall strategy of the Portfolio.

THE BALANCED GROWTH PORTFOLIO is managed within the Investment Adviser's Equity Income and Taxable Fixed Income teams.

Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Adviser, James O. Roeder, an Executive Director of the Investment Adviser and Thomas B. Bastian, Sergio Marcheli and Vincent E.Vizachero, Vice Presidents of the Investment Adviser. James A. Gilligan has worked for the Investment Adviser since 1985 and began managing the Portfolio in 2002. James O. Roeder has worked for the Investment Adviser since 1999 and began managing the Portfolio in 2002. Thomas B. Bastian has worked for the Investment Adviser since 2003 and began managing the Portfolio in 2003. Prior to that, he was a portfolio manager at Eagle Asset Management. Sergio Marcheli has worked for the Investment Adviser since 2003 and began managing the Portfolio in 2003. Prior to that, he was a portfolio specialist at Van Kampen. Vincent E.Vizachero has worked for the Investment Adviser since 2002 and began managing the Portfolio in 2002. Prior to that, he was an analyst at Fidelity. James A. Gilligan is the lead manager of the Portfolio. Each member is responsible for specific sectors, except Sergio Marcheli who aids in providing research in all sectors as needed. Sergio Marcheli also manages the cash position in the Portfolio. All team members are responsible for the day-to-day management of the Portfolio and James A. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

Current members of the Taxable Fixed Income team include W. David Armstrong and David S. Horowitz, Managing Directors of the Investment Adviser and Stefania A. Perrucci, an Executive Director of the Investment Adviser. W. David Armstrong has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2005. David S. Horowitz has worked for the Investment Adviser since 1995 and began managing the Portfolio in 2005. Stefania A. Perrucci, an Executive Director of the Investment Adviser has worked for the Investment Adviser since 2000 and began managing the Portfolio in 2005. Each member of the Taxable Fixed-Income team is responsible for specific sectors and for the day-to-day management of the fixed-income portion of the Portfolio.

THE UTILITIES PORTFOLIO is managed within the Investment Adviser's Sector Research team and the Taxable Fixed Income team.

Edward F. Gaylor, an Executive Director of the Investment Adviser, is a current member of the Sector Research team. Edward F. Gaylor has worked for the Investment Adviser since 1988 and began managing the Portfolio at its inception.

David S. Horowitz, a Managing Director of the Investment Adviser, is a current member of the Taxable Fixed Income team. David S. Horowitz has worked for the Investment Adviser since 1995 and began managing the Portfolio in 2005.

Edward F. Gaylor is responsible for the day-to-day management of the equity portion of the Portfolio. David S. Horowitz is responsible for the day-to-day management of the fixed income portion of the Portfolio. Messrs. Gaylor and Horowitz share responsibility for the execution of the overall strategy of the Portfolio.

THE DIVIDEND GROWTH PORTFOLIO is managed within the Investment Adviser's Dividend Growth team. Current members of the team include Sean J. Aurigemma, a Managing Director of the Investment Adviser and John S. Roscoe, an Executive Director of the Investment Adviser. Sean J. Aurigemma has worked for the Investment Adviser since 1999 and began managing the Portfolio in 2003. John S. Roscoe has worked for the Investment Adviser since 1997 and began managing the Portfolio in 2004. The members of the portfolio management team conduct research within the specific sectors they cover, and make recommendations about which individual securities to buy and sell for the Portfolio. Sean J. Aurigemma is the lead portfolio manager and John S. Roscoe is the co-manager. Messrs. Aurigemma and Roscoe are collectively responsible for all buy and sell decisions.

THE EQUALLY-WEIGHTED S&P 500 is managed within the Investment Adviser's Index team. The current member of the team responsible for the day-to-day management of the Portfolio and for the execution of the overall strategy of the Portfolio is Kevin Jung, an Executive Director of the Investment Adviser. Kevin Jung has worked for the Investment Adviser since 1997 and began managing the Portfolio in 2003.

THE GROWTH PORTFOLIO is managed within the Investment Adviser's U.S. Growth team. Current members of the team include Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam G. Chainani, an Executive Director of the Investment Adviser. Dennis P. Lynch has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2004. David S. Cohen has worked for the Investment Adviser since 1993 and began managing the Portfolio in 2004. Sam G. Chainani has worked for the Investment Adviser since 1996 and began managing the Portfolio in 2004. Dennis P. Lynch is the lead portfolio manager of the Portfolio.

David S. Cohen and Sam G. Chainani are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio. The team manages their funds in six primary strategies.

THE AMERICAN OPPORTUNITIES PORTFOLIO is managed within the Investment Adviser's U.S. Growth team. Current members of the team include Michelle Kaufman, Dennis
P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam G. Chainani, an Executive Director of the Investment Adviser. Michelle S. Kaufman has worked for the Investment Adviser since 1993 and began managing the Portfolio in 1999. Dennis P. Lynch has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2004. David S. Cohen has worked for the Investment Adviser since 1993 and began managing the Portfolio in 2004. Sam G. Chainani has worked for the Investment Adviser since 1996 and began managing the Portfolio in 2004. Michelle S. Kaufman is the lead portfolio manager. Dennis P. Lynch, David S. Cohen and Sam G. Chainani are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio. The team manages their funds in six primary strategies.

THE CAPITAL OPPORTUNITIES PORTFOLIO is managed within the Investment Adviser's U.S. Growth team. Current members of the team include Dennis P. Lynch and David
S. Cohen, Managing Directors of the Investment Adviser and Sam G. Chainani, an Executive Director of the Investment Adviser. Dennis P. Lynch has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2001. David S. Cohen has worked for the Investment Adviser since 1993 and began managing the Portfolio in 2001. Sam G. Chainani has worked for the Investment Adviser since 1996 and began managing the Portfolio in 2004. Dennis P. Lynch is the lead portfolio manager of the Portfolio. David S. Cohen and Sam G. Chainani are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio. The team manages their funds in six primary strategies.

THE GLOBAL EQUITY PORTFOLIO is managed within the Investment Adviser's Active International Allocation and Domestic Allocation teams. David L. Dineen, a Vice President of the Investment Adviser, is a current member of the International Allocation team and he manages the international equity portion of the Portfolio. David L. Dineen has worked for the Investment Adviser since 1990 and began managing the Portfolio in 1995. Mark A. Bavoso, a Managing Director of the Investment Adviser, is a current member of the Domestic Allocation team and he manages the U.S. equity portion of the Portfolio. Mr. Bavoso began working for the Investment Adviser in 1986 and began managing the Portfolio in April 2005.

THE DEVELOPING GROWTH PORTFOLIO is managed within the Investment Adviser's U.S. Growth team. Current members of the team include Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam G. Chainani, an Executive Director of the Investment Adviser. Dennis P. Lynch has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2002. David S. Cohen has worked for the Investment Adviser since 1993 and began managing the Portfolio in 2002. Sam G. Chainani has worked for the Investment Adviser since 1996 and began managing the Portfolio in 2004. Dennis P. Lynch is the lead portfolio manager of the Portfolio. David S. Cohen and Sam G. Chainani are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio. The team manages their funds in six primary strategies.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the teams may change without notice from time to time.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolios offer their shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolios based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolios currently do not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolios intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolios, which may include, among other things, dilution in the value of a Portfolio's shares indirectly held by contract owners with long term interests in a Portfolio, interference with the efficient management of a Portfolio, increased brokerage and administrative costs, and forcing a Portfolio to hold excess levels of cash.

In addition, a Portfolio that invests in foreign securities is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time as of which a Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of a Portfolio based on events occurring after foreign market closing prices are established, but before a Portfolio's net asset value calculation that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem a Portfolio's shares the next day when a Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in a Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively lliquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The
Fund's policies with respect to valuing portfolio securities are described in "Pricing Fund Shares", below.

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner instructions to a Portfolio. The ability of a Portfolio to monitor such underlying activity, therefore, is limited. Consequently, a Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If a Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in a Portfolio. If the insurance company refuses to take remedial action, or takes action that a Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

With respect to the Money Market Portfolio, because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares.

[GRAPHIC]

PRICING FUND SHARES

The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees.

Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares. To the extent the Portfolios invest in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), each Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]

DISTRIBUTIONS

Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                                      NET REALIZED
                                                                                      CAPITAL GAINS
                                  DIVIDENDS                                           DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO            Declared and paid on each day the New York Stock    Declared and paid at least once per
                                  Exchange is open to shareholders as of the close    calendar year, net short-term gains
                                  of business the preceding business day              may be paid more frequently

FLEXIBLE INCOME PORTFOLIO         Declared and paid monthly                           Declared and paid at least once per
                                                                                      year

BALANCED GROWTH, DIVIDEND         Declared and paid quarterly                         Declared and paid at least once per
GROWTH AND UTILITIES PORTFOLIOS                                                       year

AMERICAN OPPORTUNITIES,           Declared and paid at least once per calendar year   Declared and paid at least once per
DEVELOPING GROWTH, GLOBAL                                                             year
EQUITY, GROWTH, CAPITAL
OPPORTUNITIES AND EQUALLY-
WEIGHTED S&P 500 PORTFOLIOS

[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolios' securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolios' shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class Y differ from those of Class X only to the extent the Classes have different expenses. In addition, the performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. Class Y shares are offered in a separate Prospectus. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2004 the per share amounts were computed using an average number of shares outstanding during the period.

                                         NET ASSET
                                           VALUE             NET           NET REALIZED        TOTAL FROM
                                         BEGINNING        INVESTMENT      AND UNREALIZED       INVESTMENT         DIVIDENDS TO
FOR THE YEAR ENDED DECEMBER 31           OF PERIOD      INCOME (LOSS)*      GAIN (LOSS)        OPERATIONS         SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
2000(a)                               $          1.00   $          0.06                --    $          0.06    $         (0.06)
2001                                             1.00              0.04                --               0.04              (0.04)
2002                                             1.00              0.01                --               0.01              (0.01)
2003                                             1.00             0.006                --              0.006             (0.006)
2004                                             1.00             0.010                --              0.010             (0.010)

CLASS Y SHARES
2000(b)                                          1.00              0.03                --               0.03              (0.03)
2001                                             1.00              0.04                --               0.04              (0.04)
2002                                             1.00              0.01                --               0.01              (0.01)
2003                                             1.00             0.004                --              0.004             (0.004)
2004                                             1.00             0.010                --              0.010             (0.010)

FLEXIBLE INCOME

CLASS X SHARES
2000(a)                                          8.96              0.76   $         (1.15)             (0.39)             (0.65)
2001                                             7.83              0.56             (0.88)             (0.32)             (0.42)
2002                                             6.99              0.51              0.08               0.59              (0.35)
2003                                             7.23              0.34              0.62               0.96              (0.39)
2004                                             7.80              0.38              0.14               0.52              (0.64)

CLASS Y SHARES
2000(b)                                          8.58              0.33             (0.73)             (0.40)             (0.33)
2001                                             7.81              0.52             (0.86)             (0.34)             (0.41)
2002                                             6.97              0.48              0.10               0.58              (0.33)
2003                                             7.22              0.32              0.61               0.93              (0.37)
2004                                             7.78              0.36              0.13               0.49              (0.62)

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolios is contained in the annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contracts issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                             TOTAL                                                 NET ASSETS
                                       DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE                        END OF PERIOD
FOR THE YEAR ENDED DECEMBER 31        TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD      TOTAL RETURN+         (000'S)
-------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
2000(a)                                            --   $         (0.06)  $          1.00               5.98%   $       118,274
2001                                               --             (0.04)             1.00               3.88            175,957
2002                                               --             (0.01)             1.00               1.34            152,479
2003                                               --            (0.006)             1.00               0.65             91,730
2004                                               --            (0.010)             1.00               0.86             67,945

CLASS Y SHARES
2000(b)                                            --             (0.03)             1.00               2.58(1)           2,673
2001                                               --             (0.04)             1.00               3.62             31,189
2002                                               --             (0.01)             1.00               1.09             41,006
2003                                               --            (0.004)             1.00               0.40             39,183
2004                                               --            (0.010)             1.00               0.61             33,468

FLEXIBLE INCOME

CLASS X SHARES
2000(a)                               $         (0.09)++          (0.74)             7.83              (4.74)            69,443
2001                                            (0.10)++          (0.52)             6.99              (4.06)            56,745
2002                                               --             (0.35)             7.23               8.67             54,669
2003                                               --             (0.39)             7.80              13.54             53,270
2004                                               --             (0.64)             7.68               7.00             43,658

CLASS Y SHARES
2000(b)                                         (0.04)++          (0.37)             7.81              (4.68)(1)            602
2001                                            (0.09)++          (0.50)             6.97              (4.41)             3,859
2002                                               --             (0.33)             7.22               8.59             14,626
2003                                               --             (0.37)             7.78              13.15             20,955
2004                                                              (0.62)             7.65               6.61             26,927

                                         RATIOS TO AVERAGE NET ASSETS**
                                      -----------------------------------       PORTFOLIO
                                                         NET INVESTMENT         TURNOVER
FOR THE YEAR ENDED DECEMBER 31           EXPENSES         INCOME (LOSS)           RATE
------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
2000(a)                                          0.55%             5.80%              N/A
2001                                             0.52              3.63               N/A
2002                                             0.52              1.34               N/A
2003                                             0.54              0.66               N/A
2004                                             0.55              0.84               N/A

CLASS Y SHARES
2000(b)                                          0.80(2)           5.55(2)            N/A
2001                                             0.77              3.38               N/A
2002                                             0.77              1.09               N/A
2003                                             0.79              0.41               N/A
2004                                             0.80              0.59               N/A

FLEXIBLE INCOME

CLASS X SHARES
2000(a)                                          0.47              8.92                33%
2001                                             0.49              7.48               114
2002                                             0.50              7.26               115
2003                                             0.57              4.49               258
2004                                             0.69              4.96               201

CLASS Y SHARES
2000(b)                                          0.72(2)           9.23(2)             33
2001                                             0.74              7.23               114
2002                                             0.75              7.01               115
2003                                             0.82              4.24               258
2004                                             0.94              4.71               201

                                         NET ASSET
                                           VALUE              NET          NET REALIZED        TOTAL FROM
                                         BEGINNING         INVESTMENT     AND UNREALIZED       INVESTMENT         DIVIDENDS TO
FOR THE YEAR ENDED DECEMBER 31           OF PERIOD       INCOME (LOSS)*     GAIN (LOSS)        OPERATIONS         SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
2000(a)                               $         14.63   $          0.47   $          0.42    $          0.89    $         (0.51)
2001                                            14.90              0.44             (0.28)              0.16              (0.44)
2002                                            14.62              0.36             (2.02)             (1.66)             (0.38)
2003                                            12.58              0.27              2.19               2.46              (0.33)
2004                                            14.71              0.31              1.28               1.59              (0.35)

CLASS Y SHARES
2000(b)                                         13.67              0.18              1.25               1.43              (0.22)
2001                                            14.88              0.39             (0.27)              0.12              (0.41)
2002                                            14.59              0.32             (2.01)             (1.69)             (0.34)
2003                                            12.56              0.23              2.19               2.42              (0.30)
2004                                            14.68              0.27              1.28               1.55              (0.31)

UTILITIES

CLASS X SHARES
2000(a)                                         26.25              0.38             (0.79)             (0.41)             (0.40)
2001                                            23.99              0.43             (6.45)             (6.02)             (0.45)
2002                                            17.10              0.47             (3.93)             (3.46)             (0.48)
2003                                            13.16              0.35              2.31               2.66              (0.36)
2004                                            15.46              0.36              3.37               3.73              (0.37)

CLASS Y SHARES
2000(b)                                         26.06              0.15             (2.04)             (1.89)             (0.18)
2001                                            23.99              0.40             (6.48)             (6.08)             (0.40)
2002                                            17.09              0.44             (3.93)             (3.49)             (0.45)
2003                                            13.15              0.31              2.31               2.62              (0.32)
2004                                            15.45              0.32              3.37               3.69              (0.33)

DIVIDEND GROWTH

CLASS X SHARES
2000(a)                                         19.92              0.33              0.05               0.38              (0.37)
2001                                            15.85              0.27             (1.13)             (0.86)             (0.28)
2002                                            14.71              0.26             (2.88)             (2.62)             (0.26)
2003                                            11.83              0.24              3.00               3.24              (0.24)
2004                                            14.83              0.23              0.99               1.22              (0.24)

                                                             TOTAL                                                 NET ASSETS
                                       DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE                        END OF PERIOD
FOR THE YEAR ENDED DECEMBER 31        TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD      TOTAL RETURN+         (000'S)
-------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
2000(a)                               $         (0.11)  $         (0.62)  $         14.90               6.37%   $       120,911
2001                                               --             (0.44)            14.62               1.21            116,002
2002                                               --             (0.38)            12.58             (11.49)            84,846
2003                                               --             (0.33)            14.71              19.84             84,151
2004                                               --             (0.35)            15.95              10.93             75,517

CLASS Y SHARES
2000(b)                                            --             (0.22)            14.88              10.55(1)           1,455
2001                                               --             (0.41)            14.59               0.86              8,463
2002                                               --             (0.34)            12.56             (11.66)            12,327
2003                                               --             (0.30)            14.68              19.51             22,898
2004                                               --             (0.31)            15.92              10.68             27,308

UTILITIES

CLASS X SHARES
2000(a)                                         (1.45)            (1.85)            23.99              (1.91)           196,489
2001                                            (0.42)            (0.87)            17.10             (25.51)           118,964
2002                                               --             (0.48)            13.16             (20.37)            66,825
2003                                               --             (0.36)            15.46              20.47             63,728
2004                                               --             (0.37)            18.82              24.44             63,052

CLASS Y SHARES
2000(b)                                            --             (0.18)            23.99              (7.26)(1)          5,494
2001                                            (0.42)            (0.82)            17.09             (25.69)            12,471
2002                                               --             (0.45)            13.15             (20.58)            10,749
2003                                               --             (0.32)            15.45              20.20             13,440
2004                                               --             (0.33)            18.81              24.15             15,650

DIVIDEND GROWTH

CLASS X SHARES
2000(a)                                         (4.08)            (4.45)            15.85               5.36            619,469
2001                                               --             (0.28)            14.71              (5.45)           527,738
2002                                               --             (0.26)            11.83             (17.92)           341,673
2003                                               --             (0.24)            14.83              27.73            356,056
2004                                               --             (0.24)            15.81               8.29            307,093

                                         RATIOS TO AVERAGE NET ASSETS**
                                       ----------------------------------       PORTFOLIO
                                                         NET INVESTMENT         TURNOVER
FOR THE YEAR ENDED DECEMBER 31           EXPENSES        INCOME (LOSS)            RATE
------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
2000(a)                                          0.64%             3.29%              39%
2001                                             0.64              2.95               71
2002                                             0.66              2.58              161
2003                                             0.68              2.01              124
2004                                             0.69              2.04               62

CLASS Y SHARES
2000(b)                                          0.86(2)           2.90(2)            39
2001                                             0.89              2.70               71
2002                                             0.91              2.33              161
2003                                             0.93              1.76              124
2004                                             0.94              1.79               62

UTILITIES

CLASS X SHARES
2000(a)                                          0.69              1.43               32
2001                                             0.69              2.15               49
2002                                             0.70              3.22               77
2003                                             0.71              2.51               91
2004                                             0.71              2.19               29

CLASS Y SHARES
2000(b)                                          0.95(2)           1.40(2)            32
2001                                             0.94              1.90               49
2002                                             0.95              2.97               77
2003                                             0.96              2.26               91
2004                                             0.96              1.94               29

DIVIDEND GROWTH

CLASS X SHARES
2000(a)                                          0.63              2.01               41
2001                                             0.62              1.79               22
2002                                             0.64              1.89               22
2003                                             0.66              1.85               42
2004                                             0.65              1.54               44

                                         NET ASSET
                                           VALUE              NET           NET REALIZED        TOTAL FROM
                                         BEGINNING        INVESTMENT       AND UNREALIZED       INVESTMENT        DIVIDENDS TO
FOR THE YEAR ENDED DECEMBER 31           OF PERIOD       INCOME (LOSS)*      GAIN (LOSS)        OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                               $         14.14   $          0.10   $          1.73    $          1.83     $         (0.13)
2001                                            15.84              0.23             (1.13)             (0.90)              (0.25)
2002                                            14.69              0.23             (2.88)             (2.65)              (0.23)
2003                                            11.81              0.20              3.01               3.21               (0.21)
2004                                            14.81              0.20              0.98               1.18               (0.20)

EQUALLY-WEIGHTED S&P 500

CLASS X SHARES
2000(a)                                         20.54              0.26              1.95               2.21               (0.09)
2001                                            20.75              0.22             (0.56)             (0.34)              (0.19)
2002                                            19.12              0.19             (3.22)             (3.03)              (0.21)
2003                                            15.88              0.19              5.59               5.78               (0.21)
2004                                            21.13              0.23              3.27               3.50               (0.18)

CLASS Y SHARES
2000(b)                                         18.74              0.09              1.89               1.98                  --
2001                                            20.72              0.16             (0.55)             (0.39)              (0.18)
2002                                            19.05              0.16             (3.22)             (3.06)              (0.20)
2003                                            15.79              0.15              5.56               5.71               (0.19)
2004                                            20.99              0.18              3.23               3.41               (0.15)

GROWTH
CLASS X SHARES
2000(a)                                         23.27             (0.02)            (2.47)             (2.49)                 --
2001                                            19.42             (0.01)            (2.90)             (2.91)                 --
2002                                            15.48              0.01             (4.32)             (4.31)                 --
2003                                            11.17              0.03              2.97               3.00               (0.01)
2004                                            14.16              0.05              1.03               1.08               (0.03)

CLASS Y SHARES
2000(b)                                         23.90             (0.03)            (4.47)             (4.50)                 --
2001                                            19.40             (0.05)            (2.90)             (2.95)                 --
2002                                            15.42             (0.02)            (4.30)             (4.32)                 --
2003                                            11.10             (0.01)             2.96               2.95                  --
2004                                            14.05              0.03              1.01               1.04               (0.01)

                                                              TOTAL                                                 NET ASSETS
                                       DISTRIBUTIONS      DIVIDENDS AND     NET ASSET VALUE                       END OF PERIOD
FOR THE YEAR ENDED DECEMBER 31        TO SHAREHOLDERS     DISTRIBUTIONS      END OF PERIOD     TOTAL RETURN+         (000'S)
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                                            --     $       (0.13)    $         15.84            13.02%(1) $         2,780
2001                                               --             (0.25)              14.69            (5.71)             22,602
2002                                               --             (0.23)              11.81           (18.15)             29,318
2003                                               --             (0.21)              14.81            27.48              51,527
2004                                               --             (0.20)              15.79             8.03              59,314

EQUALLY-WEIGHTED S&P 500

CLASS X SHARES
2000(a)                               $         (1.91)            (2.00)              20.75            11.98             186,887
2001                                            (1.10)            (1.29)              19.12            (1.83)            181,881
2002                                               --             (0.21)              15.88           (15.97)            121,065
2003                                            (0.32)            (0.53)              21.13            37.14             143,019
2004                                               --             (0.18)              24.45            16.65             142,320

CLASS Y SHARES
2000(b)                                            --                --               20.72            10.57(1)              890
2001                                            (1.10)            (1.28)              19.05            (2.04)             10,985
2002                                               --             (0.20)              15.79           (16.21)             18,843
2003                                            (0.32)            (0.51)              20.99            36.87              47,554
2004                                               --             (0.15)              24.25            16.33              80,900

GROWTH
CLASS X SHARES
2000(a)                                         (1.36)            (1.36)              19.42           (11.68)            132,909
2001                                            (1.03)            (1.03)              15.48           (15.23)             80,096
2002                                               --                --               11.17           (27.84)             39,834
2003                                               --             (0.01)              14.16            26.90              40,356
2004                                               --             (0.03)              15.21             7.64              34,038

CLASS Y SHARES
2000(b)                                            --                --               19.40           (18.83)(1)           2,536
2001                                            (1.03)            (1.03)              15.42           (15.46)              4,383
2002                                               --                --               11.10           (28.02)              3,520
2003                                               --                --               14.05            26.58               6,850
2004                                               --             (0.01)              15.08             7.38              10,934

                                         RATIOS TO AVERAGE NET ASSETS**
                                      -----------------------------------       PORTFOLIO
                                                         NET INVESTMENT          TURNOVER
FOR THE YEAR ENDED DECEMBER 31           EXPENSES         INCOME (LOSS)           RATE
-------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                                          0.88%(2)          1.45%(2)              41%
2001                                             0.87              1.54                  22
2002                                             0.89              1.64                  22
2003                                             0.91              1.60                  42
2004                                             0.90              1.29                  44

EQUALLY-WEIGHTED S&P 500

CLASS X SHARES
2000(a)                                          0.54              1.31                   8
2001                                             0.54              1.12                   6
2002                                             0.54              1.09                   8
2003                                             0.55              1.11                  24
2004                                             0.50              1.07                  20

CLASS Y SHARES
2000(b)                                          0.78(2)           1.02(2)                8
2001                                             0.79              0.87                   6
2002                                             0.79              0.84                   8
2003                                             0.80              0.86                  24
2004                                             0.75              0.82                  20

GROWTH
CLASS X SHARES
2000(a)                                          0.88             (0.10)                 68
2001                                             0.86             (0.04)                 81
2002                                             0.91              0.08                 135
2003                                             0.93              0.21                 128
2004                                             0.93              0.37                 168

CLASS Y SHARES
2000(b)                                          1.14(2)          (0.34)(2)              68
2001                                             1.11             (0.29)                 81
2002                                             1.16             (0.17)                135
2003                                             1.18             (0.04)                128
2004                                             1.18              0.12                 168

                                        NET ASSET
                                          VALUE                NET            NET REALIZED       TOTAL FROM
                                        BEGINNING          INVESTMENT        AND UNREALIZED      INVESTMENT        DIVIDENDS TO
FOR THE YEAR ENDED DECEMBER 31          OF PERIOD        INCOME (LOSS)*        GAIN (LOSS)       OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES

CLASS X SHARES
2000(a)                              $         32.60     $         0.05     $         (1.39)   $       (1.34)
2001                                           28.57               0.09               (7.97)           (7.88)    $         (0.05)
2002                                           14.99               0.04               (3.26)           (3.22)              (0.09)
2003                                           11.68               0.04                2.36             2.40               (0.05)
2004                                           14.03               0.08                1.08             1.16               (0.05)

CLASS Y SHARES
2000(b)                                        29.89               0.05               (1.39)           (1.34)                 --
2001                                           28.55               0.03               (7.95)           (7.92)              (0.05)
2002                                           14.93               0.01               (3.25)           (3.24)              (0.06)
2003                                           11.63               0.01                2.34             2.35               (0.02)
2004                                           13.96               0.05                1.06             1.11               (0.02)

CAPITAL OPPORTUNITIES

CLASS X SHARES
2000(a)                                        22.66              (0.09)              (5.64)           (5.73)                 --
2001                                           15.38              (0.07)              (5.52)           (5.59)                 --
2002                                            9.79              (0.05)              (4.24)           (4.29)                 --
2003                                            5.50              (0.04)               2.33             2.29                  --
2004                                            7.79              (0.03)               1.79             1.76                  --

CLASS Y SHARES
2000(b)                                        24.41              (0.05)              (8.99)           (9.04)                 --
2001                                           15.37              (0.09)              (5.53)           (5.62)                 --
2002                                            9.75              (0.07)              (4.22)           (4.29)                 --
2003                                            5.46              (0.05)               2.31             2.26                  --
2004                                            7.72              (0.05)               1.78             1.73                  --

GLOBAL EQUITY

CLASS X SHARES
2000(a)                                        19.63               0.13               (1.19)           (1.06)              (0.06)
2001                                           17.26               0.04               (2.88)           (2.84)              (0.11)
2002                                           12.79               0.04               (2.26)           (2.22)              (0.01)
2003                                           10.56               0.04                3.62             3.66               (0.05)
2004                                           14.17               0.09                1.06             1.15               (0.03)

                                                              TOTAL                                                 NET ASSETS
                                      DISTRIBUTIONS       DIVIDENDS AND     NET ASSET VALUE                       END OF PERIOD
FOR THE YEAR ENDED DECEMBER 31       TO SHAREHOLDERS      DISTRIBUTIONS      END OF PERIOD     TOTAL RETURN+         (000'S)
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES

CLASS X SHARES
2000(a)                              $         (2.69)    $        (2.69)    $         28.57            (4.42)%   $       832,971
2001                                           (5.65)             (5.70)              14.99           (29.47)            463,012
2002                                              --              (0.09)              11.68           (21.56)            274,710
2003                                              --              (0.05)              14.03            20.57             260,230
2004                                              --              (0.05)              15.14             8.29             212,736

CLASS Y SHARES
2000(b)                                           --                 --               28.55            (4.48)(1)          13,930
2001                                           (5.65)             (5.70)              14.93           (29.67)             30,768
2002                                              --              (0.06)              11.63           (21.73)             30,035
2003                                              --              (0.02)              13.96            20.25              46,126
2004                                              --              (0.02)              15.05             7.96              43,269

CAPITAL OPPORTUNITIES

CLASS X SHARES
2000(a)                                        (1.55)             (1.55)              15.38           (27.56)            116,991
2001                                              --                 --                9.79           (36.39)             55,488
2002                                              --                 --                5.50           (43.82)             22,097
2003                                              --                 --                7.79            41.64              25,473
2004                                              --                 --                9.55            22.59              25,408

CLASS Y SHARES
2000(b)                                           --                 --               15.37           (36.83)(1)           4,895
2001                                              --                 --                9.75           (36.56)             11,410
2002                                              --                 --                5.46           (44.00)              6,537
2003                                              --                 --                7.72            41.39              11,302
2004                                              --                 --                9.45            22.41              13,980

GLOBAL EQUITY

CLASS X SHARES
2000(a)                                        (1.25)             (1.31)              17.26            (5.93)            171,523
2001                                           (1.52)             (1.63)              12.79           (17.22)            118,747
2002                                              --              (0.01)              10.56           (17.37)             75,611
2003                                              --              (0.05)              14.17            34.71              83,607
2004                                              --              (0.03)              15.29             8.17              73,290

                                         RATIOS TO AVERAGE NET ASSETS**
                                      ------------------------------------       PORTFOLIO
                                                         NET INVESTMENT          TURNOVER
FOR THE YEAR ENDED DECEMBER 31           EXPENSES         INCOME (LOSS)            RATE
-------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES

CLASS X SHARES
2000(a)                                         0.64%              0.17%                426%
2001                                            0.65               0.46                 393
2002                                            0.66               0.27                 309
2003                                            0.67               0.33                 261
2004                                            0.67               0.60                 134

CLASS Y SHARES
2000(b)                                         0.88(2)            0.40(2)              426
2001                                            0.90               0.21                 393
2002                                            0.91               0.02                 309
2003                                            0.92               0.08                 261
2004                                            0.92               0.35                 134

CAPITAL OPPORTUNITIES

CLASS X SHARES
2000(a)                                         0.79              (0.41)                 21
2001                                            0.80              (0.63)                 16
2002                                            0.90              (0.71)                103
2003                                            0.87              (0.57)                184
2004                                            0.90              (0.32)                118

CLASS Y SHARES
2000(b)                                         1.02(2)           (0.62)(2)              21
2001                                            1.05              (0.88)                 16
2002                                            1.15              (0.96)                103
2003                                            1.12              (0.82)                184
2004                                            1.15              (0.57)                118

GLOBAL EQUITY

CLASS X SHARES
2000(a)                                         1.06               0.68                  68
2001                                            1.07               0.29                  89
2002                                            1.08               0.35                  44
2003                                            1.08               0.35                  72
2004                                            1.11               0.64                  48

                                        NET ASSET
                                          VALUE               NET             NET REALIZED       TOTAL FROM
                                        BEGINNING          INVESTMENT        AND UNREALIZED      INVESTMENT        DIVIDENDS TO
FOR THE YEAR ENDED DECEMBER 31          OF PERIOD        INCOME (LOSS)*        GAIN (LOSS)       OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                              $         18.85     $         0.00     $         (1.61)   $       (1.61)                 --
2001                                           17.24              (0.01)              (2.86)           (2.87)    $         (0.10)
2002                                           12.75               0.01               (2.26)           (2.25)                 --
2003                                           10.50               0.01                3.60             3.61               (0.02)
2004                                           14.09               0.06                1.05             1.11               (0.01)

DEVELOPING GROWTH

CLASS X SHARES
2000(a)                                        40.04               0.22               (7.89)           (7.67)                 --
2001                                           25.93              (0.01)              (6.25)           (6.26)              (0.22)
2002                                           16.01              (0.03)              (4.41)           (4.44)                 --
2003                                           11.57              (0.03)               4.82             4.79                  --
2004                                           16.36              (0.03)               3.68             3.65                  --

CLASS Y SHARES
2000(b)                                        29.79               0.09               (3.98)           (3.89)                 --
2001                                           25.90              (0.05)              (6.25)           (6.30)              (0.21)
2002                                           15.95              (0.06)              (4.40)           (4.46)                 --
2003                                           11.49              (0.07)               4.80             4.73                  --
2004                                           16.22              (0.07)               3.64             3.57                  --

(a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
(b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
** REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++   DISTRIBUTION FROM PAID-IN CAPITAL.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.

                                                              TOTAL                                                 NET ASSETS
                                      DISTRIBUTIONS       DIVIDENDS AND     NET ASSET VALUE                       END OF PERIOD
FOR THE YEAR ENDED DECEMBER 31       TO SHAREHOLDERS      DISTRIBUTIONS      END OF PERIOD     TOTAL RETURN+         (000'S)
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                                           --                 --     $         17.24            (8.54)%(1) $          883
2001                                 $         (1.52)    $        (1.62)              12.75           (17.38)              3,825
2002                                              --                 --               10.50           (17.57)              3,951
2003                                              --              (0.02)              14.09            34.33               7,593
2004                                              --              (0.01)              15.19             7.89               8,399

DEVELOPING GROWTH

CLASS X SHARES
2000(a)                                        (6.44)             (6.44)              25.93           (21.61)            142,640
2001                                           (3.44)             (3.66)              16.01           (25.49)             85,513
2002                                              --                                  11.57           (27.73)             45,892
2003                                              --                 --               16.36            41.40              53,996
2004                                              --                 --               20.01            22.31              52,359

CLASS Y SHARES
2000(b)                                           --                 --               25.90           (13.06)(1)           1,716
2001                                           (3.44)             (3.65)              15.95           (25.67)              2,973
2002                                              --                 --               11.49           (27.96)              2,602
2003                                              --                 --               16.22            41.17               6,798
2004                                              --                 --               19.79            21.95               8,943

                                         RATIOS TO AVERAGE NET ASSETS**
                                      ------------------------------------       PORTFOLIO
                                                         NET INVESTMENT           TURNOVER
FOR THE YEAR ENDED DECEMBER 31           EXPENSES         INCOME (LOSS)             RATE
-------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                                         1.29%(2)           0.02%(2)              68%
2001                                            1.32               0.04                  89
2002                                            1.33               0.10                  44
2003                                            1.33               0.10                  72
2004                                            1.36               0.39                  48

DEVELOPING GROWTH

CLASS X SHARES
2000(a)                                         0.56               0.66                 207
2001                                            0.59              (0.05)                196
2002                                            0.61              (0.26)                251
2003                                            0.62              (0.20)                193
2004                                            0.64              (0.19)                135

CLASS Y SHARES
2000(b)                                         0.83(2)            0.74(2)              207
2001                                            0.84              (0.30)                196
2002                                            0.86              (0.51)                251
2003                                            0.87              (0.45)                193
2004                                            0.89              (0.44)                135

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call (800) 869-NEWS. A free copy of these documents is also available from our Internet site at www.morganstanley.com/funds.

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

PROSPECTUS - APRIL 29, 2005

MORGAN STANLEY

SELECT DIMENSIONS INVESTMENT SERIES

CLASS Y


MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 11 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. THE PORTFOLIOS ARE:

THE MONEY MARKET PORTFOLIO
THE FLEXIBLE INCOME PORTFOLIO
THE BALANCED GROWTH PORTFOLIO
THE UTILITIES PORTFOLIO
THE DIVIDEND GROWTH PORTFOLIO
THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO
THE GROWTH PORTFOLIO
THE AMERICAN OPPORTUNITIES PORTFOLIO
THE CAPITAL OPPORTUNITIES PORTFOLIO
THE GLOBAL EQUITY PORTFOLIO
THE DEVELOPING GROWTH PORTFOLIO

SHARES OF EACH PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIOS IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF THE APPLICABLE VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS ISSUED BY YOUR LIFE INSURANCE COMPANY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

Eligible Investors                                                                  1

The Portfolios               THE MONEY MARKET PORTFOLIO                             2

                             THE FLEXIBLE INCOME PORTFOLIO                          5

                             THE BALANCED GROWTH PORTFOLIO                         11

                             THE UTILITIES PORTFOLIO                               16

                             THE DIVIDEND GROWTH PORTFOLIO                         21

                             THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO                24

                             THE GROWTH PORTFOLIO                                  27

                             THE AMERICAN OPPORTUNITIES PORTFOLIO                  30

                             THE CAPITAL OPPORTUNITIES PORTFOLIO                   34

                             THE GLOBAL EQUITY PORTFOLIO                           37

                             THE DEVELOPING GROWTH PORTFOLIO                       40

Additional Investment
Strategy Information                                                               44

Additional Risk Information                                                        45

Portfolio Management                                                               51

Shareholder Information      PURCHASES AND SALES OF PORTFOLIO SHARES               56

                             FREQUENT PURCHASES AND REDEMPTIONS                    56

                             PRICING FUND SHARES                                   57

                             PLAN OF DISTRIBUTION                                  58

                             DISTRIBUTIONS                                         58

                             TAX CONSEQUENCES                                      59

                             PORTFOLIO HOLDINGS INFORMATION                        59

                             ADDITIONAL INFORMATION                                59

Financial Highlights                                                               60

This PROSPECTUS contains important information about the Portfolios and Select Dimensions Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS

Morgan Stanley Select Dimensions Investment Series (the "Fund") is comprised of 11 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of each Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain variable life insurance and/or variable annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

The Portfolio's investments include the following money market instruments:

- commercial paper and corporate         rated in one of the two highest rating
  obligations --                         categories by at least two nationally
                                         recognized rating organizations or, if
                                         not rated, is of comparable quality;

- bank obligations --                    including certificates of deposit of
                                         U.S.-regulated banks having total
                                         assets of $1 billion or more, and
                                         investments secured by these
                                         obligations;

- savings institution obligations --     including certificates of deposit of
                                         savings banks and savings and loan
                                         institutions having assets of $1
                                         billion or more;

- insured certificates of deposit --     of banks and savings institutions
                                         having assets of less than $1 billion;

- repurchase agreements --               which may be viewed as a type of
                                         secured lending by the Portfolio; and

- U.S. government securities --          issued or guaranteed as to principal by
                                         the U.S. Government, its agencies or
                                         its instrumentalities.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Money Market Portfolio will achieve its investment objective.

Principal risks of investing in the Money Market Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[SIDENOTE]

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's most recent 7-day annualized yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    3.62%
2002    1.09%
2003    0.40%
2004    0.61%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS 0.42%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.07% (quarter ended December 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
--------------------------------------------------------------------------------
The Money Market Portfolio                      0.61%               1.86%

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class Y shares.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.45%
Distribution and service (12b-1) fees                                      0.25%
Other expenses*                                                            0.10%
Total annual Portfolio operating expenses                                  0.80%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 82        $ 255      $ 444        $ 990

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE FLEXIBLE INCOME PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES

The Flexible Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Flexible Income Portfolio will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will allocate the Portfolio's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities and (4) emerging market securities. The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Portfolio's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Adviser has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets that may be invested in certain groups and not others.

(1) GLOBAL SECURITIES.

- Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities; fixed-income securities issued by a corporation or asset-backed securities, all of which are rated BBB or above by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Investment Adviser to be of comparable quality;

- Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Adviser to be of high creditworthiness; and

- Commercial paper rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

(2) MORTGAGE-BACKED AND U.S. GOVERNMENT SECURITIES.

- Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Adviser; the mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs") and commercial mortgage-backed securities ("CMBS");

[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price.

- U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

- U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payments until maturity) without restrictions as to remaining maturity at time of purchase.

MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described above.

(3) HIGH YIELD SECURITIES. The Portfolio may invest in high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, determined by the Investment Adviser to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include

"Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal. The Portfolio's investments in junk bonds not including emerging market securities as set forth below may not exceed 33 1/3% of its assets.

(4) EMERGING MARKET SECURITIES. The Portfolio may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These securities may be rated below investment grade and may be considered high yield securities. Emerging market countries are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Portfolio's investments in emerging market securities may include Brady Bonds, which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may invest in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

FUTURES AND OPTIONS. The Portfolio also may invest in options and futures, including interest rate futures and options thereon. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

The Portfolio may also invest in put and call options with respect to foreign currencies and in futures on interest rate indexes. The Portfolio may use options and futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

OTHER SECURITIES. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities. The Portfolio may invest up to 10% of its net assets in targeted return index securities ("TRAINs"). The Portfolio may also invest in stripped mortgage-backed securities, inverse floaters and swaps.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Flexible Income Portfolio will achieve its investment objectives. The Flexible Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs and CMBSs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

HIGH YIELD SECURITIES. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

FUTURES AND OPTIONS. There are also particular risks associated with the Portfolio's investments in futures and options. The Investment Adviser's prediction of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. The use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, including those applicable to stripped mortgage-backed securities, inverse floaters, TRAINs and swaps, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Flexible Income Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -4.41%
2002     8.59%
2003    13.15%
2004     6.61%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -0.76%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.37% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 3.71% (quarter ended June 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                                          LIFE OF PORTFOLIO
                                                        PAST 1 YEAR       (SINCE 07/24/00)
-------------------------------------------------------------------------------------------
The Flexible Income Portfolio                              6.61%                4.07%
Lehman Brothers Intermediate U.S. Government/
Credit Index(1)                                            3.04%                7.24%

(1) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.32%
Distribution and service (12b-1) fees                                      0.25%
Other expenses*                                                            0.37%
Total annual Portfolio operating expenses                                  0.94%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 96        $ 300      $ 520       $ 1,155

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE BALANCED GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Growth Portfolio will normally invest at least 60% of its assets in dividend paying common stocks and securities convertible into common stock and at least 25% in fixed-income securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes desirable based on the Investment Adviser's assessment of business, economic and investment conditions.

The four groups of Portfolio investments in more detail include:

(1) COMMON STOCKS/CONVERTIBLE SECURITIES. The Portfolio invests in common stocks of companies that have a record of paying dividends and, in the Investment Adviser's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Portfolio investments. The Portfolio's common stock investments may include foreign securities that are listed in the United States on a national securities exchange and depositary receipts.

(2) FIXED-INCOME SECURITIES. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities, such as bonds and notes, Yankee dollar obligations, sovereign debt, investment grade mortgage-backed securities, investment grade asset-backed securities and U.S. government securities. The U.S. government securities may include:

- U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

- Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

(3) COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of a CMO.

YANKEE DOLLAR OBLIGATIONS AND SOVEREIGN DEBT SECURITIES. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets, such as automobile and credit card receivables or home equity loans, that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

(4) MONEY MARKET SECURITIES. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

OTHER SECURITIES: The Portfolio may also invest in options and futures, stripped mortgage-backed securities, inverse floaters, swaps and forward foreign currency exchange contracts. The Portfolio may also invest up to 10% of its net assets in targeted return index securities ("TRAINs").

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME, INCLUDING MONEY MARKET, SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs and CMBSs) and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

YANKEE DOLLAR OBLIGATIONS. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possiblity that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OPTIONS AND FUTURES. There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, including those applicable to stripped mortgage-backed securities, inverse floaters, swaps and TRAINs, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Balanced Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001       0.86%
2002     -11.66%
2003      19.51%
2004      10.68%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -0.15%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.19% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 11.72% (quarter ended September 30, 2002).

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
--------------------------------------------------------------------------------
The Balanced Growth Portfolio                   10.68%               6.14%
Russell 1000 Value Index(1)                     16.49%               6.49%
Lehman Brothers U.S. Aggregate Index(2)          4.34%               7.59%

(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.52%
Distribution and service (12b-1) fees                                      0.25%
Other expenses*                                                            0.17%
Total annual Portfolio operating expenses                                  0.94%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 96        $ 300      $ 520       $ 1,155

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE UTILITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Utilities Portfolio seeks both capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Utilities Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio also may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. Government or its agencies or instrumentalities and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. The Portfolio may also utilize forward foreign currency exchange contracts.

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but also may subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

ASSET-BACKED SECURITIES. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

U.S. GOVERNMENT SECURITIES. The Portfolio may invest in U.S. government securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States. There is a risk that such agencies and instrumentalities will not have the funds to meet their payment obligations and that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -25.69%
2002     -20.58%
2003      20.20%
2004      24.15%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS 3.04%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.12% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 16.14% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
--------------------------------------------------------------------------------
The Utilities Portfolio                         24.15%               - 4.46%
S&P 500(R) Index(1)                             10.88%               - 2.65%


(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.57%
Distribution and service (12b-1) fees                                      0.25%
Other expenses*                                                            0.14%
Total annual Portfolio operating expenses                                  0.96%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 98        $ 306      $ 531       $ 1,178

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Dividend Growth Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange). For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq.

The Portfolio may also invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio may also utilize forward foreign currency exchange contracts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than the conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

FOREIGN SECURITIES. The Portfolio is also subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001      -5.71%
2002     -18.15%
2003      27.48%
2004       8.03%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -1.00%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.24% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 21.03% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
--------------------------------------------------------------------------------
The Dividend Growth Portfolio                    8.03%                4.22%
S&P 500(R) Index(1)                             10.88%               -2.65%


(1) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Management fee*                                                            0.50%
Distribution and service (12b-1) fees                                      0.25%
Other expenses*                                                            0.11%
Total annual Portfolio operating expenses                                  0.86%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 88        $ 274      $ 477       $ 1,061

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE EQUALLY-WEIGHTED S&P 500 Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The Equally-Weighted S&P 500 Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Equally-Weighted S&P 500 Portfolio invests in a diversified portfolio of common stocks represented in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500"). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Portfolio generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value. The Portfolio may invest in foreign securities represented in the S&P 500, including depositary receipts.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting of each S&P 500 stock.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

In addition, the Portfolio may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500", "S&P Equal-Weight "500" Index" and "S&P EWI" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Equally-Weighted S&P 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Equally-Weighted S&P 500 Portfolio will achieve its investment objective. The Equally-Weighted S&P 500 Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Unlike many mutual funds, the Portfolio is not "actively managed." The Investment Adviser does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. In addition, because the Investment Adviser maintains an approximately equal weighting of each S&P 500 stock and may eliminate one or more securities (or elect not to increase the Portfolio's position in such securities) in certain circumstances, the Portfolio's Investment Adviser will not consistently maintain an exact equal weighting of each S&P 500 stock.

[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

COMMON STOCK. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Equally-Weighted S&P 500 Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001      -2.04%
2002     -16.21%
2003      36.87%
2004      16.33%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -2.27%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.72% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 18.41% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
--------------------------------------------------------------------------------
The Equally-Weighted S&P 500 Portfolio          16.33%              8.65%
S&P EWI(1)                                      18.09%              8.81%
S&P 500(R) Index(2)                             10.88%             -2.65%

(1) THE STANDARD & POOR'S 500 EQUAL WEIGHT INDEX ("S&P EWI") IS THE EQUAL-WEIGHTED VERSION OF THE WIDELY REGARDED S&P 500 INDEX, WHICH MEASURES 500 LEADING COMPANIES IN LEADING U.S. INDUSTRIES. THE S&P EWI HAS THE SAME CONSTITUENTS AS THE CAPITALIZATION WEIGHTED S&P 500 INDEX, BUT EACH COMPANY IN THE S&P EWI IS ALLOCATED A FIXED WEIGHT, REBALANCING QUARTERLY. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY EXPENSES, SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 Index to the S&P EWI TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTMENT STRATEGY.

(2) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.12%
Distribution and service (12b-1) fees                                      0.25%
Other expenses*                                                            0.13%
Total annual Portfolio operating expenses                                  0.50%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 51        $ 160      $ 280       $ 628

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Growth Portfolio seeks long-term growth of capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Growth Portfolio will normally invest at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes exhibit strong earnings and free cash flow growth. The Investment Adviser seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Investment Adviser emphasizes individual security selection.

The Investment Adviser may invest up to 25% of the Portfolio's net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq. The Portfolio may also utilize forward foreign currency exchange contracts.

The Investment Adviser follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities (including depositary receipts) generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -15.46%
2002    -28.02%
2003     26.58%
2004      7.38%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -5.57%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.72% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was - 18.51% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
--------------------------------------------------------------------------------
The Growth Portfolio                            7.38%                -8.58%
Russell 1000 Growth Index(1)                    6.30%               -11.27%
S&P 500(R) Index(2)                            10.88%                -2.65%

(1) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 TO THE RUSSELL 1000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

Advisory fee*                                                              0.50%
Distribution and service (12b-1) fees                                      0.25%
Other expenses*                                                            0.24%
Total annual Portfolio operating expenses                                  0.99%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 101       $ 315      $ 547       $ 1,213

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE AMERICAN OPPORTUNITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the Portfolio's assets will be invested in securities issued by companies traded on a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

As part of this process, the Investment Adviser may attempt to identify secular trends, such as shifting demographics or technological developments, and the sectors that could benefit in the long term from these secular trends. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

The Portfolio also may invest up to 35% of its assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds), such as U.S. government securities and investment grade corporate debt securities; and options and futures on stock indexes. Up to 20% of the Portfolio's assets may be invested in foreign securities (that are not traded in the United States on a national securities exchange), of which up to 10% may be invested in emerging market securities (held either directly or in the form of depository receipts), but of which no more than 5% may be invested in local shares. In addition, the Portfolio may utilize forward foreign currency exchange contracts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the American Opportunities Portfolio will achieve its investment objective. The American Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

While the Portfolio principally invests in large, established companies, the Portfolio may invest in medium- and small-sized companies. Investing in securities of small- and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

SECTOR CONCENTRATION. The Portfolio may, from time to time, emphasize certain market sectors. To the extent the Portfolio does so, it is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity) are typically subject to greater price fluctuations than comparable securities that pay interest.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. Additionally, securities of companies located in emerging market countries may be more volatile and less liquid than securities that trade in developed countries and may be subject to greater potential loss.

OPTIONS AND FUTURES. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the American Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -29.67%
2002     -21.73%
2003      20.25%
2004       7.96%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -4.19%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 10.98% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 22.03% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
--------------------------------------------------------------------------------
The American Opportunities Portfolio            7.96%               -8.24%
Russell 1000 Growth Index(1)                    6.30%              -11.27%
S&P 500(R) Index(2)                            10.88%               -2.65%

(1) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 500 TO THE RUSSELL 1000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & POOR'S 500(R) INDEX (S&P 500(R) Index) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.54%
Distribution and service (12b-1) fees                                      0.25%
Other expenses*                                                            0.13%
Total annual Portfolio operating expenses                                  0.92%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 94        $ 293      $ 509       $ 1,131

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE CAPITAL OPPORTUNITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Capital Opportunities Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Capital Opportunities Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Lipper Multi-Cap Growth Funds Index, which as of February 28, 2005 was approximately $32.3 million to $405.2 billion. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition, the Portfolio may invest up to 35% of its net assets in investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depositary receipts). The Portfolio may utilize forward foreign currency exchange contracts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Capital Opportunities Portfolio will achieve its investment objective. The Capital Opportunities Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments of small- and medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investment, including the risks associated with forward foreign currency exchange contracts. For information about these risks see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Capital Opportunities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -36.56%
2002     -44.00%
2003      41.39%
2004      22.41%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -5.08%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 37.91% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was - 41.08% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
--------------------------------------------------------------------------------
The Capital Opportunities Portfolio            22.41%              -19.19%
Russell 3000 Growth Index(1)                    6.93%              -10.72%
S&P Mid-Cap 400 Index(2)                       16.48%                7.82%
Lipper Multi-Cap Growth Funds Index(3)         11.26%               -9.59%


(1) THE RUSSELL 3000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P MID-CAP 400 INDEX TO THE RUSSELL 3000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD & POOR'S MID-CAP 400 INDEX (S&P MID-CAP 400 INDEX) IS A MARKET-VALUE WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER MULTI-CAP GROWTH FUNDS INDEX TRACKS THE PERFORMANCE OF THE 30 LARGEST MULTI-CAP GROWTH OPEN-END MUTUAL FUNDS, AS CATEGORIZED BY LIPPER, INC. FUNDS IN THIS CATEGORY, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES WITHOUT CONCENTRATING 75% OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP GROWTH FUNDS TYPICALLY HAVE AN ABOVE-AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE, COMPARED TO THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.67%
Distribution and service (12b-1) fees                                      0.25%
Other expenses*                                                            0.23%
Total annual Portfolio operating expenses                                  1.15%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 117       $ 365      $ 633       $ 1,398

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE GLOBAL EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Global Equity Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy. However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment Adviser will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.

In addition to equity securities, the Portfolio may invest in investment grade bonds and other investment grade fixed-income securities. The Portfolio may utilize forward foreign currency exchange contracts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Global Equity Portfolio will achieve its investment objective. The Global Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in foreign currency exchange rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, including risks of investing in investment grade bonds and other investment grade fixed-income securities, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Global Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -17.38%
2002     -17.57%
2003      34.33%
2004       7.89%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -1.71%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.91% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 18.20% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
--------------------------------------------------------------------------------
The Global Equity Portfolio                     7.89%              -2.28%
MSCI World Index(1)                            14.72%              -2.08%

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.92%
Distribution and service (12b-1) fees                                      0.25%
Other expenses*                                                            0.19%
Total annual Portfolio operating expenses                                  1.36%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 138       $ 431      $ 745       $ 1,635

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

THE DEVELOPING GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE

The Developing Growth Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks (including depositary receipts) and other equity securities. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's other equity securities may include convertible securities and preferred stocks. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Adviser focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The Portfolio may also invest in securities issued in initial public offerings ("IPOs").

The Portfolio may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. In addition, the Portfolio may utilize forward foreign currency exchange contracts.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Portfolio's assets may be invested in fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and investment grade debt securities.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Developing Growth Portfolio will achieve its investment objective. The Developing Growth Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity securities. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Investing in securities of small- and medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, small- and medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Portfolio's convertible securities investments, these investments may be speculative in nature.

SHARES OF IPOs. Portfolio purchases of shares issued in IPOs expose the Portfolio to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Adviser cannot guarantee continued access to IPOs.

FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with foreign securities and forward foreign currency exchange contracts. For information about these risks, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Developing Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -25.67%
2002     -27.96%
2003      41.17%
2004      21.95%

THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS -2.43%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.02% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was - 25.48% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 07/24/00)
--------------------------------------------------------------------------------
The Developing Growth Portfolio                21.95%              -4.87%
Russell Midcap Growth Index(1)                 15.48%              -6.24%


(1) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STOCKS ARE ALSO MEMBERS OF THE RUSSELL 1000 GROWTH INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Advisory fee*                                                              0.42%
Distribution and service (12b-1) fees                                      0.25%
Other expenses*                                                            0.22%
Total annual Portfolio operating expenses                                  0.89%

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                $ 91        $ 284      $ 493       $ 1,096

[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's principal investment strategies.

DEFENSIVE INVESTING. Each Portfolio (other than the Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations and changes in a Portfolio's net and total assets generally will not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.

PORTFOLIO TURNOVER. Each Portfolio (other than the Equally-Weighted S&P 500 Portfolio) may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolios.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                      * * *

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities, (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.

U.S. GOVERNMENT SECURITIES. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If a Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

SECURITIES RATED IN THE LOWEST INVESTMENT GRADE CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

TRAINS. Targeted Return Index Securities ("TRAINs") are investment vehicles structured as trusts. Each trust represents an undivided investment interest in a pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. TRAINs may impose an administrative fee based on total assets. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

SWAPS. Swap transactions are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. Credit default swap contracts may be entered into for hedging purposes, to add leverage to a portfolio or to gain exposure to a credit in which a Portfolio may otherwise invest.

Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. A Portfolio's investments in credit default swap contracts involves risks. Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

INVERSE FLOATERS. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

CONVERTIBLE SECURITIES. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolios due to subsequent declines in the value of the securities subject to the trades.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particulary unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The foreign securities in which certain of the Portfolios may invest may be issued by companies located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

Small- & Medium-Capitalization Companies. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies.

Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

INVESTMENT COMPANIES. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

PORTFOLIO MANAGEMENT

Morgan Stanley Investment Advisors Inc. is the investment adviser to each Portfolio. Each Portfolio has retained the Investment Adviser to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of each Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolios, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates:

PORTFOLIO                                   MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------
The Money Market Portfolio                                             0.50%
The Flexible Income Portfolio                                          0.40%
The Balanced Growth Portfolio                                          0.60%
The Utilities Portfolio                                                0.65%
The Dividend Growth Portfolio                 0.625% of net assets up to $500 million; 0.50% of net assets exceeding $500 million but not exceeding $1 billion; and
                                              0.475% of net assets exceeding $1 billion
The Equally-Weighted S&P 500 Portfolio                                 0.50%
The Growth Portfolio                                                   0.80%
The American Opportunities Portfolio          0.625% of net assets up to $500 million; 0.60% of net assets exceeding $500 million but not exceeding $1 billion; and
                                              0.575% of net assets exceeding $1 billion
The Capital Opportunities Portfolio                                    0.75%
The Global Equity Portfolio                                            1.00%
The Developing Growth Portfolio                                        0.50%

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the following annual rates:

The Money Market Portfolio                    0.45% of the portion of daily net assets not exceeding
                                              $250 million; 0.375% of the portion of daily net assets
                                              exceeding $250 million but not exceeding $750 million;
                                              0.325% of the portion of daily net assets exceeding $750
                                              million but not exceeding $1.25 billion; 0.30% of the
                                              portion of daily net assets exceeding $1.25 billion but
                                              not exceeding $1.5 billion; and 0.275% of the portion of
                                              daily net assets exceeding $1.5 billion.

The Flexible Income Portfolio                 0.32% of the daily net assets.

The Balanced Growth Portfolio                 0.52% of the portion of daily net assets not exceeding
                                              $500 million; and 0.495% of the portion of daily net
                                              assets exceeding $500 million.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $105 billion in assets under management or administration as of March 31, 2005.

The Utilities Portfolio                       0.57% of the portion of daily net assets not exceeding
                                              $500 million; 0.47% of the portion of daily net assets
                                              exceeding $500 million but not exceeding $1 billion;
                                              0.445% of the portion of daily net assets exceeding $1
                                              billion but not exceeding $1.5 billion; 0.42% of the
                                              portion of daily net assets exceeding $1.5 billion but
                                              not exceeding $2.5 billion; 0.395% of the portion of
                                              daily net assets exceeding $2.5 billion but not exceeding
                                              $3.5 billion; 0.37% of the portion of daily net assets
                                              exceeding $3.5 billion but not exceeding $5 billion; and
                                              0.345% of the portion of daily net assets exceeding $5
                                              billion.

The Dividend Growth Portfolio                 0.545% of the portion of daily net assets not exceeding
                                              $250 million; 0.42% of the portion of daily net assets
                                              exceeding $250 million but not exceeding $1 billion;
                                              0.395% of the portion of daily net assets exceeding $1
                                              billion but not exceeding $2 billion; and 0.37% of the
                                              portion of daily net assets exceeding $2 billion.

The Equally-Weighted S&P 500 Portfolio        0.12% of the daily net assets.

The Growth Portfolio                          0.50% of the portion of daily net assets not exceeding $1
                                              billion; 0.45% of the portion of daily net assets
                                              exceeding $1 billion but not exceeding $2 billion; 0.40%
                                              of the portion of daily net assets exceeding $2 billion
                                              but not exceeding $3 billion; and 0.35% of the portion of
                                              daily net assets exceeding $3 billion.

The American Opportunities Portfolio          0.545% of the portion of the daily net assets not
                                              exceeding $250 million; 0.42% of the portion of the daily
                                              net assets exceeding $250 million but not exceeding $2.5
                                              billion; 0.395% of the daily net assets exceeding $2.5
                                              billion but not exceeding $3.5 billion; 0.37% of the
                                              portion of the daily net assets exceeding $3.5 billion
                                              but not exceeding $4.5 billion; and 0.345% of the portion
                                              of the daily net assets exceeding $4.5 billion.

The Capital Opportunities Portfolio           0.67% of the portion of daily net assets not exceeding
                                              $500 million; 0.645% of the portion of daily net assets
                                              exceeding $500 million but not exceeding $2 billion;
                                              0.62% of the portion of daily net assets exceeding $2
                                              billion but not exceeding $3 billion; and 0.595% of the
                                              portion of daily net assets exceeding $3 billion.

The Global Equity Portfolio                   0.92% of the daily net assets.

The Developing Growth Portfolio               0.42% of the portion of daily net assets not exceeding
                                              $500 million; and 0.395% of the portion of daily net
                                              assets exceeding $500 million.

The administrative services previously provided to the Portfolios by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% (0.05% with respect to the Money Market Portfolio) reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee (0.05% with respect to the Money Market Portfolio) pursuant to the new administration agreement.

For the fiscal year ended December 31, 2004, the Portfolios paid total compensation to the Investment Adviser amounting to:


The Money Market Portfolio:                                   0.49%
The Flexible Income Portfolio:                                0.39%
The Balanced Growth Portfolio:                                0.59%
The Utilities Portfolio:                                      0.64%
The Dividend Growth Portfolio:                                0.61%
The Equally Weighted S&P 500 Portfolio:                       0.43%
The Growth Portfolio:                                         0.75%
The American Opportunities Portfolio:                         0.61%
The Capital Opportunities Portfolio:                          0.74%
The Global Equity Portfolio:                                  0.99%
The Developing Growth Portfolio:                              0.49%


The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios.

THE FLEXIBLE INCOME PORTFOLIO is managed within the Investment Adviser's Taxable Fixed Income team. Current members of the team include W. David Armstrong, Roberto M. Sella, Sheila A. Finnerty and Abigail L. McKenna, Managing Directors of the Investment Adviser. W. David Armstrong has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2004. Roberto M. Sella has worked for the Investment Adviser since 1992 and began managing the Portfolio in 2004. Sheila A. Finnerty has worked for the Investment Adviser since 1993 and began managing the Portfolio in 2004. Abigail L. McKenna has worked for the Investment Adviser since 1996 and began managing the Portfolio in 2002.

Roberto M. Sella is the lead manager of the Portfolio. Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Portfolio and for the execution of the overall strategy of the Portfolio.

THE BALANCED GROWTH PORTFOLIO is managed within the Investment Adviser's Equity Income and Taxable Fixed Income teams.

Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Adviser, James O. Roeder, an Executive Director of the Investment Adviser and Thomas B. Bastian, Sergio Marcheli and Vincent E.Vizachero, Vice Presidents of the Investment Adviser. James A. Gilligan has worked for the Investment Adviser since 1985 and began managing the Portfolio in 2002. James O. Roeder has worked for the Investment Adviser since 1999 and began managing the Portfolio in 2002. Thomas B. Bastian has worked for the Investment Adviser since 2003 and began managing the Portfolio in 2003. Prior to that, he was a portfolio manager at Eagle Asset Management. Sergio Marcheli has worked for the Investment Adviser since 2003 and began managing the Portfolio in 2003. Prior to that, he was a portfolio specialist at Van Kampen. Vincent E.Vizachero has worked for the Investment Adviser since 2002 and began managing the Portfolio in 2002. Prior to that, he was an analyst at Fidelity. James A. Gilligan is the lead manager of the Portfolio. Each member is responsible for specific sectors, except Sergio Marcheli who aids in providing research in all sectors as needed. Sergio Marcheli also manages the cash position in the Portfolio. All team members are responsible for the day-to-day management of the Portfolio and James A. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

Current members of the Taxable Fixed Income team include W. David Armstrong and David S. Horowitz, Managing Directors of the Investment Adviser and Stefania A. Perrucci, an Executive Director of the Investment Adviser W. David Armstrong has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2005. David S. Horowitz has worked for the Investment Adviser since 1995 and began managing the Portfolio in 2005. Stefania A. Perrucci, an Executive Director of the Investment Adviser has worked for the Investment Adviser since 2000 and began managing the Portfolio in 2005. Each member of the Taxable Fixed-Income team is responsible for specific sectors and for the day-to-day management of the fixed-income portion of the Portfolio.

THE UTILITIES PORTFOLIO is managed within the Investment Adviser's Sector Research team and the Taxable Fixed Income team.

Edward F. Gaylor, an Executive Director of the Investment Adviser, is a current member of the Sector Research team. Edward F. Gaylor has worked for the Investment Adviser since 1988 and began managing the Portfolio at its inception.

David S. Horowitz, a Managing Director of the Investment Adviser, is a current member of the Taxable Fixed Income team. David S. Horowitz has worked for the Investment Adviser since 1995 and began managing the Portfolio in 2005.

Edward F. Gaylor is responsible for the day-to-day management of the equity portion of the Portfolio. David S. Horowitz is responsible for the day-to-day management of the fixed income portion of the Portfolio. Messrs. Gaylor and Horowitz share responsibility for the execution of the overall strategy of the Portfolio.

THE DIVIDEND GROWTH PORTFOLIO is managed within the Investment Adviser's Dividend Growth team. Current members of the team include Sean J. Aurigemma, a Managing Director of the Investment Adviser and John S. Roscoe, an Executive Director of the Investment Adviser. Sean J. Aurigemma has worked for the Investment Adviser since 1999 and began managing the Portfolio in 2003. John S. Roscoe has worked for the Investment Adviser since 1997 and began managing the Portfolio in 2004. The members of the portfolio management team conduct research within the specific sectors they cover, and make recommendations about which individual securities to buy and sell for the Portfolio. Sean J. Aurigemma is the lead portfolio manager and John S. Roscoe is the co-manager. Messrs. Aurigemma and Roscoe are collectively responsible for all buy and sell decisions.

THE EQUALLY-WEIGHTED S&P 500 is managed within the Investment Adviser's Index team. The current member of the team responsible for the day-to-day management of the Portfolio and for the execution of the overall strategy of the Portfolio is Kevin Jung, an Executive Director of the Investment Adviser. Kevin Jung has worked for the Investment Adviser since 1997 and began managing the Portfolio in 2003.

THE GROWTH PORTFOLIO is managed within the Investment Adviser's U.S. Growth team. Current members of the team include Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam G. Chainani, an Executive Director of the Investment Adviser. Dennis P. Lynch has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2004. David S. Cohen has worked for the Investment Adviser since 1993 and began managing the Portfolio in 2004. Sam G. Chainani has worked for the Investment Adviser since 1996 and began managing the Portfolio in 2004. Dennis P. Lynch is the lead portfolio manager of the Portfolio. David S. Cohen and Sam G. Chainani are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio. The team manages their funds in six primary strategies.

THE AMERICAN OPPORTUNITIES PORTFOLIO is managed within the Investment Adviser's U.S. Growth team. Current members of the team include Michelle Kaufman, Dennis
P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam G. Chainani, an Executive Director of the Investment Adviser. Michelle S. Kaufman has worked for the Investment Adviser since 1993 and began managing the Portfolio in 1999. Dennis P. Lynch has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2004. David S. Cohen has worked for the Investment Adviser since 1993 and began managing the Portfolio in 2004. Sam G. Chainani has worked for the Investment Adviser since 1996 and began managing the Portfolio in 2004. Michelle S. Kaufman is the lead portfolio manager. Dennis P. Lynch, David S. Cohen and Sam G. Chainani are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio. The team manages their funds in six primary strategies.

THE CAPITAL OPPORTUNITIES PORTFOLIO is managed within the Investment Adviser's U.S. Growth team. Current members of the team include Dennis P. Lynch and David
S. Cohen, Managing Directors of the Investment Adviser and Sam G. Chainani, an Executive Director of the Investment Adviser. Dennis P. Lynch has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2001. David S. Cohen has worked for the Investment Adviser since 1993 and began managing the Portfolio in 2001. Sam G. Chainani has worked for the Investment Adviser since 1996 and began managing the Portfolio in 2004. Dennis P. Lynch is the lead portfolio manager of the Portfolio. David S. Cohen and Sam G. Chainani are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio. The team manages their funds in six primary strategies.

THE GLOBAL EQUITY PORTFOLIO is managed within the Investment Adviser's Active International Allocation and Domestic Allocation teams. David L. Dineen, a Vice President of the Investment Adviser, is a current member of the International Allocation team and he manages the international equity portion of the Portfolio. David L. Dineen has worked for the Investment Adviser since 1990 and began managing the Portfolio in 1995. Mark A Bavoso, a Managing Director of the Investment Adviser, is a current member of the Domestic Allocation team and he manages the U.S. equity portion of the Portfolio. Mr. Bavoso began working for the Investment Adviser in 1986 and began managing the Portfolio in April 2005.

THE DEVELOPING GROWTH PORTFOLIO is managed within the Investment Adviser's U.S. Growth team. Current members of the team include Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser and Sam G. Chainani, an Executive Director of the Investment Adviser. Dennis P. Lynch has worked for the Investment Adviser since 1998 and began managing the Portfolio in 2002. David S. Cohen has worked for the Investment Adviser since 1993 and began managing the Portfolio in 2002. Sam G. Chainani has worked for the Investment Adviser since 1996 and began managing the Portfolio in 2004. Dennis P. Lynch is the lead portfolio manager of the Portfolio. David S. Cohen and Sam G. Chainani are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio. The team manages their funds in six primary strategies.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the teams may change without notice from time to time.

SHAREHOLDER INFORMATION

[GRAPHIC]

PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolios offer their shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolios based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts, to and from, separate accounts.

The Portfolios currently do not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolios intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

[GRAPHIC]

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with long-term interests in the Portfolios, which may include, among other things, dilution in the value of a Portfolio's shares indirectly held by contract owners with long term interests in a Portfolio, interference with the efficient management of a Portfolio, increased brokerage and administrative costs, and forcing a Portfolio to hold excess levels of cash.

In addition, a Portfolio that invests in foreign securities is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time as of which a Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of a Portfolio based on events occurring after foreign market closing prices are established, but before a Portfolio's net asset value calculation that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem a Portfolio's shares the next day when a Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in a Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively lliquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Fund's policies with respect to valuing portfolio securities are described in "Pricing Fund Shares," below.

The Fund's Board of Trustees has adopted policies and procedures to discourage frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. Insurance companies generally do not provide specific contract owner instructions to a Portfolio. The ability of a Portfolio to monitor such underlying activity, therefore, is limited. Consequently, a Portfolio must rely on the insurance company to monitor frequent short-term trading by contract owners. If a Portfolio identifies suspected market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in a Portfolio. If the insurance company refuses to take remedial action, or takes action that a Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

With respect to the Money Market Portfolio, because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares.

[GRAPHIC]

PRICING FUND SHARES

The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares. To the extent the Portfolios invest in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), each Portfolio's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for each Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS

Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                         NET REALIZED
                                                                         CAPITAL GAINS
                                 DIVIDENDS                               DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO           Declared and paid on each day           Declared and paid at least once per
                                 the New York Stock Exchange is          calendar year, net short-term gains may
                                 open to shareholders as of the          be paid more frequently
                                 close of business the preceding
                                 business day

FLEXIBLE INCOME PORTFOLIO        Declared and paid monthly               Declared and paid at least once per year

                                                                         NET REALIZED
                                                                         CAPITAL GAINS
                                 DIVIDENDS                               DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH, DIVIDEND        Declared and paid quarterly             Declared and paid at least once per year
GROWTH AND UTILITIES
PORTFOLIOS

AMERICAN OPPORTUNITIES,          Declared and paid at least once         Declared and paid at least once per year
DEVELOPING GROWTH,               per calendar year
GLOBAL EQUITY, GROWTH,
CAPITAL OPPORTUNITIES
AND EQUALLY-
WEIGHTED S&P 500
PORTFOLIOS

[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolios' securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

[GRAPHIC]

ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolios' shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class X differ from those of Class Y only to the extent that the Classes have different expenses. In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. Class X shares are offered in a separate Prospectus. The Fund commenced offering Class Y shares of each Portfolio on May 1, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2004, the per share amounts were computed using an average number of shares outstanding during the period.

                                    NET ASSET
                                      VALUE              NET           NET REALIZED       TOTAL FROM
                                    BEGINNING        INVESTMENT       AND UNREALIZED      INVESTMENT        DIVIDENDS TO
FOR THE YEAR ENDED DECEMBER 31      OF PERIOD       INCOME (LOSS)*     GAIN (LOSS)        OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
2000(a)                          $          1.00   $          0.06                --    $          0.06    $         (0.06)
2001                                        1.00              0.04                --               0.04              (0.04)
2002                                        1.00              0.01                --               0.01              (0.01)
2003                                        1.00             0.006                --              0.006             (0.006)
2004                                        1.00             0.010                --              0.010             (0.010)

CLASS Y SHARES
2000(b)                                     1.00              0.03                --               0.03              (0.03)
2001                                        1.00              0.04                --               0.04              (0.04)
2002                                        1.00              0.01                --               0.01              (0.01)
2003                                        1.00             0.004                --              0.004             (0.004)
2004                                        1.00             0.010                --              0.010             (0.010)

FLEXIBLE INCOME

CLASS X SHARES
2000(a)                                     8.96              0.76   $         (1.15)             (0.39)             (0.65)
2001                                        7.83              0.56             (0.88)             (0.32)             (0.42)
2002                                        6.99              0.51              0.08               0.59              (0.35)
2003                                        7.23              0.34              0.62               0.96              (0.39)
2004                                        7.80              0.38              0.14               0.52              (0.64)

CLASS Y SHARES
2000(b)                                     8.58              0.33             (0.73)             (0.40)             (0.33)
2001                                        7.81              0.52             (0.86)             (0.34)             (0.41)
2002                                        6.97              0.48              0.10               0.58              (0.33)
2003                                        7.22              0.32              0.61               0.93              (0.37)
2004                                        7.78              0.36              0.13               0.49              (0.62)

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolios is contained in the annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contracts issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                           TOTAL                                                   NET ASSETS
                                  DISTRIBUTIONS        DIVIDENDS AND     NET ASSET VALUE                          END OF PERIOD
FOR THE YEAR ENDED DECEMBER 31   TO SHAREHOLDERS       DISTRIBUTIONS      END OF PERIOD     TOTAL RETURN+             (000'S)
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
2000(a)                                       --      $         (0.06)   $          1.00              5.98%      $       118,274
2001                                          --                (0.04)              1.00              3.88               175,957
2002                                          --                (0.01)              1.00              1.34               152,479
2003                                          --               (0.006)              1.00              0.65                91,730
2004                                          --               (0.010)              1.00              0.86                67,945

CLASS Y SHARES
2000(b)                                       --                (0.03)              1.00              2.58(1)              2,673
2001                                          --                (0.04)              1.00              3.62                31,189
2002                                          --                (0.01)              1.00              1.09                41,006
2003                                          --               (0.004)              1.00              0.40                39,183
2004                                          --               (0.010)              1.00              0.61                33,468

FLEXIBLE INCOME

CLASS X SHARES
2000(a)                          $         (0.09)++             (0.74)              7.83             (4.74)               69,443
2001                                       (0.10)++             (0.52)              6.99             (4.06)               56,745
2002                                          --                (0.35)              7.23              8.67                54,669
2003                                          --                (0.39)              7.80             13.54                53,270
2004                                          --                (0.64)              7.68              7.00                43,658

CLASS Y SHARES
2000(b)                                    (0.04)++             (0.37)              7.81             (4.68)(1)              602
2001                                       (0.09)++             (0.50)              6.97             (4.41)                3,859
2002                                          --                (0.33)              7.22              8.59                14,626
2003                                          --                (0.37)              7.78             13.15                20,955
2004                                                            (0.62)              7.65              6.61                26,927

                                    RATIOS TO AVERAGE NET ASSETS**
                                 ------------------------------------         PORTFOLIO
                                                      NET INVESTMENT          TURNOVER
FOR THE YEAR ENDED DECEMBER 31      EXPENSES           INCOME (LOSS)            RATE
------------------------------------------------------------------------------------------
MONEY MARKET

CLASS X SHARES
2000(a)                                     0.55%                5.80%                 N/A
2001                                        0.52                 3.63                  N/A
2002                                        0.52                 1.34                  N/A
2003                                        0.54                 0.66                  N/A
2004                                        0.55                 0.84                  N/A

CLASS Y SHARES
2000(b)                                     0.80(2)              5.55(2)               N/A
2001                                        0.77                 3.38                  N/A
2002                                        0.77                 1.09                  N/A
2003                                        0.79                 0.41                  N/A
2004                                        0.80                 0.59                  N/A

FLEXIBLE INCOME

CLASS X SHARES
2000(a)                                     0.47                 8.92                   33%
2001                                        0.49                 7.48                  114
2002                                        0.50                 7.26                  115
2003                                        0.57                 4.49                  258
2004                                        0.69                 4.96                  201

CLASS Y SHARES
2000(b)                                     0.72(2)              9.23(2)                33
2001                                        0.74                 7.23                  114
2002                                        0.75                 7.01                  115
2003                                        0.82                 4.24                  258
2004                                        0.94                 4.71                  201

                                    NET ASSET
                                      VALUE              NET           NET REALIZED       TOTAL FROM
                                    BEGINNING        INVESTMENT       AND UNREALIZED      INVESTMENT        DIVIDENDS TO
FOR THE YEAR ENDED DECEMBER 31      OF PERIOD       INCOME (LOSS)*     GAIN (LOSS)        OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
2000(a)                          $         14.63   $          0.47   $          0.42    $          0.89    $         (0.51)
2001                                       14.90              0.44             (0.28)              0.16              (0.44)
2002                                       14.62              0.36             (2.02)             (1.66)             (0.38)
2003                                       12.58              0.27              2.19               2.46              (0.33)
2004                                       14.71              0.31              1.28               1.59              (0.35)

CLASS Y SHARES
2000(b)                                    13.67              0.18              1.25               1.43              (0.22)
2001                                       14.88              0.39             (0.27)              0.12              (0.41)
2002                                       14.59              0.32             (2.01)             (1.69)             (0.34)
2003                                       12.56              0.23              2.19               2.42              (0.30)
2004                                       14.68              0.27              1.28               1.55              (0.31)

UTILITIES

CLASS X SHARES
2000(a)                                    26.25              0.38             (0.79)             (0.41)             (0.40)
2001                                       23.99              0.43             (6.45)             (6.02)             (0.45)
2002                                       17.10              0.47             (3.93)             (3.46)             (0.48)
2003                                       13.16              0.35              2.31               2.66              (0.36)
2004                                       15.46              0.36              3.37               3.73              (0.37)

CLASS Y SHARES
2000(b)                                    26.06              0.15             (2.04)             (1.89)             (0.18)
2001                                       23.99              0.40             (6.48)             (6.08)             (0.40)
2002                                       17.09              0.44             (3.93)             (3.49)             (0.45)
2003                                       13.15              0.31              2.31               2.62              (0.32)
2004                                       15.45              0.32              3.37               3.69              (0.33)

DIVIDEND GROWTH

CLASS X SHARES
2000(a)                                    19.92              0.33              0.05               0.38              (0.37)
2001                                       15.85              0.27             (1.13)             (0.86)             (0.28)
2002                                       14.71              0.26             (2.88)             (2.62)             (0.26)
2003                                       11.83              0.24              3.00               3.24              (0.24)
2004                                       14.83              0.23              0.99               1.22              (0.24)

                                                        TOTAL                                                 NET ASSETS
                                  DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE                         END OF PERIOD
FOR THE YEAR ENDED DECEMBER 31   TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD      TOTAL RETURN+          (000'S)
---------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
2000(a)                          $         (0.11)  $         (0.62)  $         14.90               6.37%    $       120,911
2001                                          --             (0.44)            14.62               1.21             116,002
2002                                          --             (0.38)            12.58             (11.49)             84,846
2003                                          --             (0.33)            14.71              19.84              84,151
2004                                          --             (0.35)            15.95              10.93              75,517

CLASS Y SHARES
2000(b)                                       --             (0.22)            14.88              10.55(1)            1,455
2001                                          --             (0.41)            14.59               0.86               8,463
2002                                          --             (0.34)            12.56             (11.66)             12,327
2003                                          --             (0.30)            14.68              19.51              22,898
2004                                          --             (0.31)            15.92              10.68              27,308

UTILITIES

CLASS X SHARES
2000(a)                                    (1.45)            (1.85)            23.99              (1.91)            196,489
2001                                       (0.42)            (0.87)            17.10             (25.51)            118,964
2002                                          --             (0.48)            13.16             (20.37)             66,825
2003                                          --             (0.36)            15.46              20.47              63,728
2004                                          --             (0.37)            18.82              24.44              63,052

CLASS Y SHARES
2000(b)                                       --             (0.18)            23.99              (7.26)(1)           5,494
2001                                       (0.42)            (0.82)            17.09             (25.69)             12,471
2002                                          --             (0.45)            13.15             (20.58)             10,749
2003                                          --             (0.32)            15.45              20.20              13,440
2004                                          --             (0.33)            18.81              24.15              15,650

DIVIDEND GROWTH

CLASS X SHARES
2000(a)                                    (4.08)            (4.45)            15.85               5.36             619,469
2001                                          --             (0.28)            14.71              (5.45)            527,738
2002                                          --             (0.26)            11.83             (17.92)            341,673
2003                                          --             (0.24)            14.83              27.73             356,056
2004                                          --             (0.24)            15.81               8.29             307,093

                                    RATIOS TO AVERAGE NET ASSETS**
                                 ------------------------------------         PORTFOLIO
                                                      NET INVESTMENT          TURNOVER
FOR THE YEAR ENDED DECEMBER 31      EXPENSES           INCOME (LOSS)            RATE
------------------------------------------------------------------------------------------
BALANCED GROWTH

CLASS X SHARES
2000(a)                                     0.64%                3.29%                  39%
2001                                        0.64                 2.95                   71
2002                                        0.66                 2.58                  161
2003                                        0.68                 2.01                  124
2004                                        0.69                 2.04                   62

CLASS Y SHARES
2000(b)                                     0.86(2)              2.90(2)                39
2001                                        0.89                 2.70                   71
2002                                        0.91                 2.33                  161
2003                                        0.93                 1.76                  124
2004                                        0.94                 1.79                   62

UTILITIES

CLASS X SHARES
2000(a)                                     0.69                 1.43                   32
2001                                        0.69                 2.15                   49
2002                                        0.70                 3.22                   77
2003                                        0.71                 2.51                   91
2004                                        0.71                 2.19                   29

CLASS Y SHARES
2000(b)                                     0.95(2)              1.40(2)                32
2001                                        0.94                 1.90                   49
2002                                        0.95                 2.97                   77
2003                                        0.96                 2.26                   91
2004                                        0.96                 1.94                   29

DIVIDEND GROWTH

CLASS X SHARES
2000(a)                                     0.63                 2.01                   41
2001                                        0.62                 1.79                   22
2002                                        0.64                 1.89                   22
2003                                        0.66                 1.85                   42
2004                                        0.65                 1.54                   44

                                    NET ASSET
                                      VALUE              NET           NET REALIZED       TOTAL FROM
                                    BEGINNING        INVESTMENT       AND UNREALIZED      INVESTMENT        DIVIDENDS TO
FOR THE YEAR ENDED DECEMBER 31      OF PERIOD       INCOME (LOSS)*     GAIN (LOSS)        OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                          $         14.14   $          0.10   $          1.73    $          1.83    $         (0.13)
2001                                       15.84              0.23             (1.13)             (0.90)             (0.25)
2002                                       14.69              0.23             (2.88)             (2.65)             (0.23)
2003                                       11.81              0.20              3.01               3.21              (0.21)
2004                                       14.81              0.20              0.98               1.18              (0.20)

EQUALLY-WEIGHTED S&P 500

CLASS X SHARES
2000(a)                                    20.54              0.26              1.95               2.21              (0.09)
2001                                       20.75              0.22             (0.56)             (0.34)             (0.19)
2002                                       19.12              0.19             (3.22)             (3.03)             (0.21)
2003                                       15.88              0.19              5.59               5.78              (0.21)
2004                                       21.13              0.23              3.27               3.50              (0.18)

CLASS Y SHARES
2000(b)                                    18.74              0.09              1.89               1.98                 --
2001                                       20.72              0.16             (0.55)             (0.39)             (0.18)
2002                                       19.05              0.16             (3.22)             (3.06)             (0.20)
2003                                       15.79              0.15              5.56               5.71              (0.19)
2004                                       20.99              0.18              3.23               3.41              (0.15)

GROWTH

CLASS X SHARES
2000(a)                                    23.27             (0.02)            (2.47)             (2.49)                --
2001                                       19.42             (0.01)            (2.90)             (2.91)                --
2002                                       15.48              0.01             (4.32)             (4.31)                --
2003                                       11.17              0.03              2.97               3.00              (0.01)
2004                                       14.16              0.05              1.03               1.08              (0.03)

CLASS Y SHARES
2000(b)                                    23.90             (0.03)            (4.47)             (4.50)                --
2001                                       19.40             (0.05)            (2.90)             (2.95)                --
2002                                       15.42             (0.02)            (4.30)             (4.32)                --
2003                                       11.10             (0.01)             2.96               2.95                 --
2004                                       14.05              0.03              1.01               1.04              (0.01)

                                                        TOTAL                                                 NET ASSETS
                                  DISTRIBUTIONS     DIVIDENDS AND    NET ASSET VALUE                         END OF PERIOD
FOR THE YEAR ENDED DECEMBER 31   TO SHAREHOLDERS    DISTRIBUTIONS     END OF PERIOD      TOTAL RETURN+          (000'S)
---------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                                       --   $         (0.13)  $         15.84              13.02%(1) $         2,780
2001                                          --             (0.25)            14.69              (5.71)             22,602
2002                                          --             (0.23)            11.81             (18.15)             29,318
2003                                          --             (0.21)            14.81              27.48              51,527
2004                                          --             (0.20)            15.79               8.03              59,314

EQUALLY-WEIGHTED S&P 500

CLASS X SHARES
2000(a)                          $         (1.91)            (2.00)            20.75              11.98             186,887
2001                                       (1.10)            (1.29)            19.12              (1.83)            181,881
2002                                          --             (0.21)            15.88             (15.97)            121,065
2003                                       (0.32)            (0.53)            21.13              37.14             143,019
2004                                          --             (0.18)            24.45              16.65             142,320

CLASS Y SHARES
2000(b)                                       --                --             20.72              10.57(1)              890
2001                                       (1.10)            (1.28)            19.05              (2.04)             10,985
2002                                          --             (0.20)            15.79             (16.21)             18,843
2003                                       (0.32)            (0.51)            20.99              36.87              47,554
2004                                          --             (0.15)            24.25              16.33              80,900

GROWTH

CLASS X SHARES
2000(a)                                    (1.36)            (1.36)            19.42             (11.68)            132,909
2001                                       (1.03)            (1.03)            15.48             (15.23)             80,096
2002                                          --                --             11.17             (27.84)             39,834
2003                                          --             (0.01)            14.16              26.90              40,356
2004                                          --             (0.03)            15.21               7.64              34,038

CLASS Y SHARES
2000(b)                                       --                --             19.40             (18.83)(1)           2,536
2001                                       (1.03)            (1.03)            15.42             (15.46)              4,383
2002                                          --                --             11.10             (28.02)              3,520
2003                                          --                --             14.05              26.58               6,850
2004                                          --             (0.01)            15.08               7.38              10,934

                                    RATIOS TO AVERAGE NET ASSETS**
                                 ------------------------------------         PORTFOLIO
                                                      NET INVESTMENT          TURNOVER
FOR THE YEAR ENDED DECEMBER 31      EXPENSES           INCOME (LOSS)            RATE
------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                                     0.88%(2)             1.45%(2)               41%
2001                                        0.87                 1.54                   22
2002                                        0.89                 1.64                   22
2003                                        0.91                 1.60                   42
2004                                        0.90                 1.29                   44

EQUALLY-WEIGHTED S&P 500

CLASS X SHARES
2000(a)                                     0.54                 1.31                    8
2001                                        0.54                 1.12                    6
2002                                        0.54                 1.09                    8
2003                                        0.55                 1.11                   24
2004                                        0.50                 1.07                   20

CLASS Y SHARES
2000(b)                                     0.78(2)              1.02(2)                 8
2001                                        0.79                 0.87                    6
2002                                        0.79                 0.84                    8
2003                                        0.80                 0.86                   24
2004                                        0.75                 0.82                   20

GROWTH

CLASS X SHARES
2000(a)                                     0.88                (0.10)                  68
2001                                        0.86                (0.04)                  81
2002                                        0.91                 0.08                  135
2003                                        0.93                 0.21                  128
2004                                        0.93                 0.37                  168

CLASS Y SHARES
2000(b)                                     1.14(2)             (0.34)(2)               68
2001                                        1.11                (0.29)                  81
2002                                        1.16                (0.17)                 135
2003                                        1.18                (0.04)                 128
2004                                        1.18                 0.12                  168

                                    NET ASSET
                                      VALUE              NET            NET REALIZED       TOTAL FROM
                                    BEGINNING        INVESTMENT       AND UNREALIZED       INVESTMENT        DIVIDENDS TO
FOR THE YEAR ENDED DECEMBER 31      OF PERIOD       INCOME (LOSS)*      GAIN (LOSS)        OPERATIONS        SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES

CLASS X SHARES
2000(a)                          $         32.60   $          0.05    $         (1.39)   $         (1.34)                --
2001                                       28.57              0.09              (7.97)             (7.88)   $         (0.05)
2002                                       14.99              0.04              (3.26)             (3.22)             (0.09)
2003                                       11.68              0.04               2.36               2.40              (0.05)
2004                                       14.03              0.08               1.08               1.16              (0.05)

CLASS Y SHARES
2000(b)                                    29.89              0.05              (1.39)             (1.34)                --
2001                                       28.55              0.03              (7.95)             (7.92)             (0.05)
2002                                       14.93              0.01              (3.25)             (3.24)             (0.06)
2003                                       11.63              0.01               2.34               2.35              (0.02)
2004                                       13.96              0.05               1.06               1.11              (0.02)

CAPITAL OPPORTUNITIES
CLASS X SHARES
2000(a)                                    22.66             (0.09)             (5.64)             (5.73)                --
2001                                       15.38             (0.07)             (5.52)             (5.59)                --
2002                                        9.79             (0.05)             (4.24)             (4.29)                --
2003                                        5.50             (0.04)              2.33               2.29                 --
2004                                        7.79             (0.03)              1.79               1.76                 --

CLASS Y SHARES
2000(b)                                    24.41             (0.05)             (8.99)             (9.04)                --
2001                                       15.37             (0.09)             (5.53)             (5.62)                --
2002                                        9.75             (0.07)             (4.22)             (4.29)                --
2003                                        5.46             (0.05)              2.31               2.26                 --
2004                                        7.72             (0.05)              1.78               1.73                 --

GLOBAL EQUITY
CLASS X SHARES
2000(a)                                    19.63              0.13              (1.19)             (1.06)             (0.06)
2001                                       17.26              0.04              (2.88)             (2.84)             (0.11)
2002                                       12.79              0.04              (2.26)             (2.22)             (0.01)
2003                                       10.56              0.04               3.62               3.66              (0.05)
2004                                       14.17              0.09               1.06               1.15              (0.03)

                                                           TOTAL                                                   NET ASSETS
                                  DISTRIBUTIONS        DIVIDENDS AND     NET ASSET VALUE                          END OF PERIOD
FOR THE YEAR ENDED DECEMBER 31   TO SHAREHOLDERS       DISTRIBUTIONS      END OF PERIOD     TOTAL RETURN+             (000'S)
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES

CLASS X SHARES
2000(a)                          $         (2.69)   $           (2.69)   $         28.57             (4.42)%     $       832,971
2001                                       (5.65)               (5.70)             14.99            (29.47)              463,012
2002                                          --                (0.09)             11.68            (21.56)              274,710
2003                                          --                (0.05)             14.03             20.57               260,230
2004                                          --                (0.05)             15.14              8.29               212,736

CLASS Y SHARES
2000(b)                                       --                   --              28.55             (4.48)(1)            13,930
2001                                       (5.65)               (5.70)             14.93            (29.67)               30,768
2002                                          --                (0.06)             11.63            (21.73)               30,035
2003                                          --                (0.02)             13.96             20.25                46,126
2004                                          --                (0.02)             15.05              7.96                43,269

CAPITAL OPPORTUNITIES
CLASS X SHARES
2000(a)                                    (1.55)               (1.55)             15.38            (27.56)              116,991
2001                                          --                   --               9.79            (36.39)               55,488
2002                                          --                   --               5.50            (43.82)               22,097
2003                                          --                   --               7.79             41.64                25,473
2004                                          --                   --               9.55             22.59                25,408

CLASS Y SHARES
2000(b)                                       --                   --              15.37            (36.83)(1)             4,895
2001                                          --                   --               9.75            (36.56)               11,410
2002                                          --                   --               5.46            (44.00)                6,537
2003                                          --                   --               7.72             41.39                11,302
2004                                          --                   --               9.45             22.41                13,980

GLOBAL EQUITY
CLASS X SHARES
2000(a)                                    (1.25)               (1.31)             17.26             (5.93)              171,523
2001                                       (1.52)               (1.63)             12.79            (17.22)              118,747
2002                                          --                (0.01)             10.56            (17.37)               75,611
2003                                          --                (0.05)             14.17             34.71                83,607
2004                                          --                (0.03)             15.29              8.17                73,290

                                    RATIOS TO AVERAGE NET ASSETS**
                                 ------------------------------------         PORTFOLIO
                                                      NET INVESTMENT          TURNOVER
FOR THE YEAR ENDED DECEMBER 31      EXPENSES           INCOME (LOSS)            RATE
------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES

CLASS X SHARES
2000(a)                                    0.64%                0.17%                  426%
2001                                       0.65                 0.46                   393
2002                                       0.66                 0.27                   309
2003                                       0.67                 0.33                   261
2004                                       0.67                 0.60                   134

CLASS Y SHARES
2000(b)                                    0.88(2)              0.40(2)                426
2001                                       0.90                 0.21                   393
2002                                       0.91                 0.02                   309
2003                                       0.92                 0.08                   261
2004                                       0.92                 0.35                   134

CAPITAL OPPORTUNITIES
CLASS X SHARES
2000(a)                                    0.79                (0.41)                   21
2001                                       0.80                (0.63)                   16
2002                                       0.90                (0.71)                  103
2003                                       0.87                (0.57)                  184
2004                                       0.90                (0.32)                  118

CLASS Y SHARES
2000(b)                                    1.02(2)             (0.62)(2)                21
2001                                       1.05                (0.88)                   16
2002                                       1.15                (0.96)                  103
2003                                       1.12                (0.82)                  184
2004                                       1.15                (0.57)                  118

GLOBAL EQUITY
CLASS X SHARES
2000(a)                                    1.06                 0.68                    68
2001                                       1.07                 0.29                    89
2002                                       1.08                 0.35                    44
2003                                       1.08                 0.35                    72
2004                                       1.11                 0.64                    48

                                    NET ASSET
                                      VALUE              NET            NET REALIZED       TOTAL FROM
                                    BEGINNING        INVESTMENT       AND UNREALIZED       INVESTMENT        DIVIDENDS TO
FOR THE YEAR ENDED DECEMBER 31      OF PERIOD       INCOME (LOSS)*      GAIN (LOSS)        OPERATIONS        SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                          $         18.85   $          0.00    $         (1.61)   $         (1.61)                --
2001                                       17.24             (0.01)             (2.86)             (2.87)   $         (0.10)
2002                                       12.75              0.01              (2.26)             (2.25)                --
2003                                       10.50              0.01               3.60               3.61              (0.02)
2004                                       14.09              0.06               1.05               1.11              (0.01)

DEVELOPING GROWTH

CLASS X SHARES
2000(a)                                    40.04              0.22              (7.89)             (7.67)                --
2001                                       25.93             (0.01)             (6.25)             (6.26)             (0.22)
2002                                       16.01             (0.03)             (4.41)             (4.44)
2003                                       11.57             (0.03)              4.82               4.79                 --
2004                                       16.36             (0.03)              3.68               3.65                 --

CLASS Y SHARES
2000(b)                                    29.79              0.09              (3.98)             (3.89)                --
2001                                       25.90             (0.05)             (6.25)             (6.30)             (0.21)
2002                                       15.95             (0.06)             (4.40)             (4.46)                --
2003                                       11.49             (0.07)              4.80               4.73                 --
2004                                       16.22             (0.07)              3.64               3.57                 --

(a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
(b)  FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
** REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++   DISTRIBUTION FROM PAID-IN CAPITAL.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.

                                                           TOTAL                                                   NET ASSETS
                                  DISTRIBUTIONS        DIVIDENDS AND     NET ASSET VALUE                          END OF PERIOD
FOR THE YEAR ENDED DECEMBER 31   TO SHAREHOLDERS       DISTRIBUTIONS      END OF PERIOD     TOTAL RETURN+             (000'S)
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                                       --                 --    $         17.24              (8.54)%(1)    $         883
2001                             $         (1.52)   $         (1.62)             12.75             (17.38)                3,825
2002                                          --                 --              10.50             (17.57)                3,951
2003                                          --              (0.02)             14.09              34.33                 7,593
2004                                          --              (0.01)             15.19               7.89                 8,399

DEVELOPING GROWTH

CLASS X SHARES
2000(a)                                    (6.44)             (6.44)             25.93             (21.61)              142,640
2001                                       (3.44)             (3.66)             16.01             (25.49)               85,513
2002                                          --                 --              11.57             (27.73)               45,892
2003                                          --                 --              16.36              41.40                53,996
2004                                          --                 --              20.01              22.31                52,359

CLASS Y SHARES
2000(b)                                       --                 --              25.90             (13.06)(1)             1,716
2001                                       (3.44)             (3.65)             15.95             (25.67)                2,973
2002                                          --                 --              11.49             (27.96)                2,602
2003                                          --                 --              16.22              41.17                 6,798
2004                                          --                 --              19.79              21.95                 8,943

                                    RATIOS TO AVERAGE NET ASSETS**
                                 ------------------------------------         PORTFOLIO
                                                      NET INVESTMENT          TURNOVER
FOR THE YEAR ENDED DECEMBER 31        EXPENSES           INCOME (LOSS)            RATE
---------------------------------------------------------------------------------------
CLASS Y SHARES
2000(b)                                  1.29%(2)                 0.02%(2)          68%
2001                                     1.32                     0.04              89
2002                                     1.33                     0.10              44
2003                                     1.33                     0.10              72
2004                                     1.36                     0.39              48

DEVELOPING GROWTH

CLASS X SHARES
2000(a)                                  0.56                     0.66             207
2001                                     0.59                    (0.05)            196
2002                                     0.61                    (0.26)            251
2003                                     0.62                    (0.20)            193
2004                                     0.64                    (0.19)            135

CLASS Y SHARES
2000(b)                                  0.83(2)                  0.74(2)          207
2001                                     0.84                    (0.30)            196
2002                                     0.86                    (0.51)            251
2003                                     0.87                    (0.45)            193
2004                                     0.89                    (0.44)            135

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call (800) 869-NEWS. A free copy of these documents is also available from our Internet site at www.morganstanley.com/funds.

     YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

STATEMENT OF ADDITIONAL INFORMATION                            MORGAN STANLEY
                                                               SELECT DIMENSIONS
                                                               INVESTMENT
APRIL 29, 2005                                                 SERIES


      -  THE MONEY MARKET PORTFOLIO
      -  THE FLEXIBLE INCOME PORTFOLIO
      -  THE BALANCED GROWTH PORTFOLIO
      -  THE UTILITIES PORTFOLIO
      -  THE DIVIDEND GROWTH PORTFOLIO
      -  THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO
      -  THE GROWTH PORTFOLIO
      -  THE AMERICAN OPPORTUNITIES PORTFOLIO
      -  THE CAPITAL OPPORTUNITIES PORTFOLIO
      -  THE GLOBAL EQUITY PORTFOLIO
      -  THE DEVELOPING GROWTH PORTFOLIO

      This STATEMENT OF ADDITIONAL INFORMATION for Morgan Stanley Select Dimensions Investment Series (the "Fund") is not a prospectus. The Fund's Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated April 29, 2005) for the portfolios listed above, provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below, from the Fund's Distributor, Morgan Stanley Distributors Inc., or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley
Select Dimensions Investment Series
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS

   I.  Fund History                                                                  4
  II.  Description of the Fund and Its Investments and Risks                         4
       A. Classification                                                             4
       B. Eligible Purchasers                                                        4
       C. Investment Strategies and Risks                                            4
       D. Fund Policies/Investment Restrictions                                     21
       E. Disclosure of Portfolio Holdings                                          23
 III.  Management of the Fund                                                       27
       A. Board of Trustees                                                         27
       B. Management Information                                                    27
       C. Compensation                                                              35
  IV.  Control Persons and Principal Holders of Securities                          37
   V.  Investment Advisory and Other Services                                       38
       A. Investment Adviser and Administrator                                      38
       B. Principal Underwriter                                                     42
       C. Services Provided by the Investment Adviser and the Administrator         42
       D. Rule 12b-1 Plan                                                           43
       E. Other Service Providers                                                   45
       F. Codes of Ethics                                                           45
       G. Fund Management                                                           45
       H. Proxy Voting Policy and Proxy Voting Record                               49
       I. Revenue Sharing                                                           51
  VI.  Brokerage Allocation and Other Practices                                     51
       A. Brokerage Transactions                                                    51
       B. Commissions                                                               52
       C. Brokerage Selection                                                       54
       D. Directed Brokerage                                                        55
       E. Regular Broker-Dealers                                                    55
 VII.  Capital Stock and Other Securities                                           57
VIII.  Purchase, Redemption and Pricing of Shares                                   58
       A. Purchase/Redemption of Shares                                             58
       B. Offering Price                                                            58
  IX.  Taxation of the Portfolios and Shareholders                                  61
   X.  Underwriters                                                                 61
  XI.  Performance Data                                                             62
 XII.  Financial Statements                                                         63
XIII.  Fund Counsel                                                                 64
Appendix A -- Ratings of Corporate Debt Instruments Investments                    A-1

GLOSSARY OF SELECTED DEFINED TERMS

      The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

      "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

      "CONTRACT" -- Variable annuity contract and/or variable life insurance contract issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

      "CONTRACT OWNERS" -- Owners of a Contract.

      "CUSTODIAN" -- The Bank of New York for each Portfolio.

      "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

      "FUND" -- Morgan Stanley Select Dimensions Investment Series, a registered open-end series investment company currently consisting of 11 Portfolios.

      "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

      "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

      "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

      "MORGAN STANLEY INVESTMENT MANAGEMENT" -- Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

      "PORTFOLIO(s)" -- The separate investment portfolio(s) of the Fund.

      "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

      "TRUSTEES"-- The Board of Trustees of the Fund.

I. FUND HISTORY

      The Fund was organized under the laws of the Commonwealth of Massachusetts on June 2, 1994 under the name Dean Witter Select Dimensions Investment Series and is a trust of the type commonly referred to as a Massachusetts business trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Select Dimensions Investment Series. Effective March 2, 1998, the name of the Balanced Portfolio was changed to the BALANCED GROWTH PORTFOLIO and the name of the Core Equity Portfolio was changed to the GROWTH PORTFOLIO. Effective April 26, 1999, the name of the American Value Portfolio was changed to the AMERICAN OPPORTUNITIES PORTFOLIO. Effective August 5, 1999, the name of the Mid-Cap Growth Portfolio was changed to the the MID-CAP EQUITY PORTFOLIO. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Select Dimensions Investment Series. Effective May 1, 2002, the name of the Mid-Cap Equity Portfolio was changed to the CAPITAL OPPORTUNITIES PORTFOLIO. Effective May 1, 2003, the name of the Diversified Income Portfolio was changed to the FLEXIBLE INCOME PORTFOLIO. Effective November 1, 2004, the name of the Value-Added Market Portfolio was changed to the EQUALLY-WEIGHTED S&P 500 PORTFOLIO.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

      The Fund is an open-end management investment company which currently offers shares of eleven separate portfolios (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is "diversified" as defined in the Investment Company Act.

B. ELIGIBLE PURCHASERS

      As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

      The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Class X and Class Y PROSPECTUSES titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

      CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the EQUALLY-WEIGHTED S&P 500 PORTFOLIO, may acquire through purchase, fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

      To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the

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convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/or their conversion values in keeping with the Portfolio's objective.

      With respect to each Portfolio other than the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO, up to 5% of the Portfolio's net assets may be invested in convertible securities that are rated below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The BALANCED GROWTH PORTFOLIO, FLEXIBLE INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the GROWTH PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the UTILITIES PORTFOLIO may each enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may each enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with U.S. banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      The Investment Adviser also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

      A Portfolio will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

      The Investment Adviser will cause the Custodian to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

      Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

      A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

      Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

      DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

      Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Portfolios' investment policies, the Portfolios' investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

      OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and over-the-counter ("OTC") options: the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

      COVERED CALL WRITING. Each of the above-named Portfolios (except the BALANCED GROWTH PORTFOLIO) is permitted to write covered call options on portfolio securities, without limit, and the BALANCED GROWTH PORTFOLIO is permitted to write covered call options on portfolio securities in an amount not exceeding 5% of the value of its total assets. Both the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.

      The Portfolio will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

      The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

      A call option is "covered" if a Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by a Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

      Options written by the Portfolio normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. As a writer of a covered put option, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if a Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's net assets (in the case of the BALANCED GROWTH PORTFOLIO, 30% of the Portfolio's total assets).

      PURCHASING CALL AND PUT OPTIONS. THE FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO and the AMERICAN OPPORTUNITIES PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. Each of the UTILITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase call and put options in an amount equaling up to 10% of its total assets with a maximum of 5% of its assets invested in stock index options. The BALANCED GROWTH PORTFOLIO may purchase put and call options on stock indexes in an amount equaling up to 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

      OPTIONS ON FOREIGN CURRENCIES. The FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

      OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

      RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

      A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

      In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

      Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

      STOCK INDEX OPTIONS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

      When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

      A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

      FUTURES CONTRACTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the FLEXIBLE INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO on any foreign government fixed-income security and on various currencies, and with respect to each of the eight listed Portfolios that may engage in futures transactions, on such indexes of U.S. securities (and, if applicable, foreign securities) as may exist or come into existence. The EQUALLY-WEIGHTED S&P 500 PORTFOLIO may purchase and sell stock index futures. Generally, the Portfolio would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

      A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

      Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

      MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

      Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

      OPTIONS ON FUTURES CONTRACTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

      LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund's Portfolios may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

      There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

      Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

      Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

      In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

      If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

      In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

ADDITIONAL INFORMATION CONCERNING THE FLEXIBLE INCOME AND THE BALANCED GROWTH PORTFOLIOS

      COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolios may invest in CMOs -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

      Certain mortgage-backed securities in which the Portfolios may invest (E.G., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

      STRIPPED MORTGAGE-BACKED SECURITIES. In addition, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest up to 10% of their respective net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prerepayment decreases.

      INVERSE FLOATERS. The Flexible Income Portfolio and the Balanced Growth Portfolio may invest up to 10% of their respective net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase.They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

      STRUCTURED NOTES. The FLEXIBLE INCOME PORTFOLIO may engage in structured notes. Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Portfolio to tailor its investments to the specific risks and returns the Investment Adviser wishes to accept while avoiding or reducing certain other risks.

      COMMERCIAL MORTGAGED-BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

      CMBS are subject to credit risk and prepayment risk. The Portfolios invest in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody's Investor Services, Inc. or BBB or better by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc.). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

      SOVEREIGN DEBT. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries.

      Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

      A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      ASSET-BACKED SECURITIES. The FLEXIBLE INCOME PORTFOLIO, BALANCED GROWTH PORTFOLIO and UTILITIES PORTFOLIO may invest in Asset-Backed Securities. Asset-Backed Securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. These Portfolios may invest in any type of asset-backed security.

      Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

      ADDITIONAL INFORMATION CONCERNING THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO

      DISCLAIMER. The EQUALLY-WEIGHTED S&P 500 PORTFOLIO is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the EQUALLY-WEIGHTED S&P 500 PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

      S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the EQUALLY-WEIGHTED S&P 500 PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

      INVESTMENT STRATEGY. The Investment Adviser may eliminate one or more securities from the Portfolio (or elect not to increase the Portfolio's position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Adviser, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Adviser, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Portfolio, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Adviser will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the Portfolio, or recommence purchases, when and if those conditions cease to exist.

                                      *****

      BRADY BONDS. The FLEXIBLE INCOME PORTFOLIO may invest in emerging market securities, including Brady Bonds. Brady Bonds are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Portfolio will only invest in Brady Bonds consistent with quality specifications.

      Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

      Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

      MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. This section does not apply to the MONEY MARKET PORTFOLIO (other than with respect to repurchase agreements), the BALANCED GROWTH PORTFOLIO and the FLEXIBLE INCOME PORTFOLIO whose money market instruments are described in the Prospectus. Such securities are limited to:

      U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

      BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

      EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

      OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

      FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

      COMMERCIAL PAPER. Commercial paper rated within the two highest grades by S&P or by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

      REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

      While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist of money market instruments or high grade corporate bonds, entered into only on an overnight basis and only with approved broker-dealers in addition to securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company
Act). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its net assets in the case of the MONEY MARKET PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.

      ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Portfolio may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

      The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.

      TARGETED RETURN INDEX SECURITIES. The FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest up to 10% of their respective net assets in Targeted Return Index Securities ("TRAINS"), which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINS are not registered under the Securities Act of 1933 or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in certain TRAINS may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

      SWAPS. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

      The swaps in which a Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of a Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Investment Adviser believes such obligations do not constitute "senior securities" under the Investment Company Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

      Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

      The FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issue, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      The FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability), it would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

      The FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

      REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may also use dollar rolls as part of their investment strategy.

      Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

      Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The

Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to the FLEXIBLE INCOME PORTFOLIO, reverse repurchase agreements and dollar rolls are not expected to exceed 25% of the Portfolio's total assets. With respect to the MONEY MARKET PORTFOLIO, reverse repurchase agreements (other than for purposes of meeting redemptions) may not exceed 5% of the Portfolio's total assets.

      INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the DEVELOPING GROWTH PORTFOLIO may invest in Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. A REITis not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

      A shareholder in the Fund, by investing in REITs indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

      LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 25% of the Portfolio's net assets.

      As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

      When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio, other than the EQUALLY-WEIGHTED S&P 500 PORTFOLIO, may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

      At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also earmark or establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

      WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO and the EQUALLY-WEIGHTED S&P 500 PORTFOLIO may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Investment Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also earmark or establish a segregated account on the Portfolio's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

      The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

      PRIVATE PLACEMENTS. Each of the FLEXIBLE INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the CAPITAL OPPORTUNITIES PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the DEVELOPING GROWTH PORTFOLIO may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

      Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each Portfolio (other than the MONEY MARKET PORTFOLIO), 15% of the Portfolio's total assets and as to the MONEY MARKET PORTFOLIO, 10% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

      WARRANTS AND SUBSCRIPTION RIGHTS. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the EQUALLY-WEIGHTED S&P 500 PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each Portfolio other than the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO, the UTILITIES PORTFOLIO and the EQUALLY-WEIGHTED S&P 500 PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2% of its total assets in warrants that are not listed on the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

      A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

D. FUND POLICIES/INVESTMENT RESTRICTIONS

      The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowings and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

INVESTMENT OBJECTIVES

      The investment objective of each Portfolio is a fundamental policy, which may not be changed without approval of shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

Each Portfolio may not:

      1. With the exception of the MONEY MARKET PORTFOLIO, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

      2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Portfolios of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer).

      3. With the exception of the UTILITIES PORTFOLIO, which will invest 25% or more of the value of its total assets in the utilities industry, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or, in the case of the FLEXIBLE INCOME PORTFOLIO, to Mortgage-Backed Securities or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations.

      4. With the exception of the MONEY MARKET PORTFOLIO, invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, in the case of the FLEXIBLE INCOME PORTFOLIO, to Mortgage-Backed Securities and Asset-Backed Securities.

      5. Borrow money (except insofar as the MONEY MARKET PORTFOLIO, the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement or the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a dollar roll), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of Portfolios other than the DEVELOPING GROWTH PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the DEVELOPING GROWTH PORTFOLIO, for investment or leveraging) may not exceed 5% (taken at the lower of cost or current value) of the value of the Portfolio's total assets (not including the amount borrowed).

      6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Portfolio(s) may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in case of default of such securities, a Portfolio may hold the real estate securing such security).

      7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolios may invest in the securities of companies which operate, invest in, or sponsor such programs.

      8. Pledge its assets or assign or otherwise encumber them except: (a) to secure borrowings effected within the limitations set forth in restriction 5 above; or (b) in the case of the DEVELOPING GROWTH PORTFOLIO, to secure borrowings effected in connection with leverage. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      9. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or
(e) lending portfolio securities.

      10. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Portfolio may invest consistent with its investment objective and policies; (b) by investing in repurchase agreements; or
(c) by lending its portfolio securities.

      11.  Make short sales of securities.

      12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Portfolio of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

      13. Purchase or sell commodities or commodities contracts except that the Portfolios may purchase or sell futures contracts or options on futures.

      14. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security. (The Portfolios may invest in restricted securities subject to fundamental (in the case of the MONEY MARKET PORTFOLIO) and non-fundamental (in the case of the other Portfolios) limitations applicable to each Portfolio).

      15. Invest for the purpose of exercising control or management of any other issuer.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

      The MONEY MARKET PORTFOLIO may not:

      1. As to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities of any one issuer. However, as a non-fundamental policy, the MONEY MARKET PORTFOLIO will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the MONEY MARKET PORTFOLIO may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs).

      2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the MONEY MARKET PORTFOLIO's total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      In addition, as a non-fundamental policy, each Portfolio of the Fund may not invest more than 15% (10% in the case of the MONEY MARKET PORTFOLIO) of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. For purposes of this policy, securities eligible for sale pursuant to Rule 144A under the Securities Act are not considered liquid if they are determined to be liquid under procedures adopted by the Trustees of the Fund. As another non-fundamental policy, each Portfolio of the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL EQUITY PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder (e.g., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company). For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.

E. DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

      The Fund makes available on its public website the following portfolio holdings information:

      - Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

      - Top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag (except for the MONEY MARKET PORTFOLIO)

      The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

      All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

      The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

      The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the cusip numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

      Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

      The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

      The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

      The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

      The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:


NAME                                          INFORMATION DISCLOSED           FREQUENCY(1)                LAG TIME
----------------------------------------  ---------------------------   ------------------------  ---------------------------
SERVICE PROVIDERS
Institutional Shareholder Services (ISS)  Complete portfolio            Twice a month                         (2)
  (proxy voting agent)(*)                 holdings

FT Interactive Data Pricing Service       Complete portfolio            As needed                             (2)
  Provider(*)                             holdings

Morgan Stanley Trust(*)                   Complete portfolio            As needed                             (2)
                                          holdings

The Bank of New York(*)                   Complete portfolio            As needed                             (2)
                                          holdings

FUND RATING AGENCIES
Lipper(*)                                 Top Ten and complete          Monthly basis             Approximately 15 days
                                          portfolio holdings                                      after quarter end and
                                                                                                  approximately 15 days after
                                                                                                  month end


NAME                                           INFORMATION DISCLOSED           FREQUENCY(1)                LAG TIME
----------------------------------------  ------------------------------  ----------------------  ---------------------------
Morningstar(**)                           Top Ten and complete          Quarterly basis           Approximately 15 days
                                          portfolio holdings                                      after quarter end and
                                                                                                  approximately 30 days after
                                                                                                  quarter end

Standard & Poor's(*)                      Complete portfolio            Quarterly basis           Approximately 15 day lag
                                          holdings

Investment Company Institute***           Top Ten portfolio holdings    Quarterly                 Approximately 15 days
                                                                                                  after quarter end

CONSULTANTS AND ANALYSTS
Americh Massena & Associates, Inc.(*)     Top Ten and Complete          Quarterly basis(5)        Approximately 10-12 days
                                          portfolio holdings                                      after quarter end

Bloomberg(*)                              Complete portfolio            Quarterly basis(5)        Approximately 30 days
                                          holdings                                                after quarter end

Callan Associates(*)                      Top Ten and Complete          Monthly and quarterly     Approximately 10-12 days
                                          portfolio holdings            basis, respectively(5)    after month/quarter end

Cambridge Associates(*)                   Top Ten and Complete          Quarterly basis(5)        Approximately 10-12 days
                                          portfolio holdings                                      after quarter end

Citigroup*                                Complete portfolio holdings   Quarterly basis(5)        At least one day after
                                                                                                  quarter end

CTC Consulting, Inc.(**)                  Top Ten and Complete          Quarterly basis           Approximately 15 days
                                          portfolio holdings                                      after quarter end and
                                                                                                  approximately 30 days after
                                                                                                  quarter end, respectively

Evaluation Associates(*)                  Top Ten and Full portfolio    Monthly and quarterly     Approximately 10-12 days
                                          holdings                      basis, respectively(5)    after month/quarter end

Fund Evaluation Group(**)                 Top Ten portfolio             Quarterly basis           At least 15 days after
                                          holdings(3)                                             quarter end

Jeffrey Slocum & Associates(*)            Complete portfolio            Quarterly basis(5)        Approximately 10-12 days
                                          holdings(4)                                             after quarter end

Hammond Associates(**)                    Complete portfolio            Quarterly basis           At least 30 days after
                                          holdings(4)                                             quarter end

Hartland & Co.(**)                        Complete portfolio            Quarterly basis           At least 30 days after
                                          holdings(4)                                             quarter end

Hewitt Associates(*)                      Top Ten and Complete          Monthly and quarterly     Approximately 10-12 days
                                          portfolio holdings            basis, respectively(5)    after month/quarter end

Merrill Lynch(*)                          Top Ten and Full portfolio    Monthly and quarterly     Approximately 10-12 days
                                          holdings                      basis, respectively(5)    after month/quarter end

Mobius(**)                                Top Ten portfolio             Monthly basis             At least 15 days after
                                          holdings(3)                                             month end

Nelsons(**)                               Top Ten holdings(3)             Quarterly basis         At least 15 days after
                                                                                                  quarter end

Prime Buchholz & Associates, Inc.(**)     Complete portfolio              Quarterly basis         At least 30 days after
                                          holdings(4)                                             quarter end

PSN(**)                                   Top Ten holdings(3)             Quarterly basis         At least 15 days after
                                                                                                  quarter end

PFM Asset Management LLC(*)               Top Ten and Complete            Quarterly basis(5)      Approximately 10-12 days
                                          portfolio holdings                                      after quarter end

Russell Investment Group/Russell/         Top Ten and Complete            Monthly and quarterly   At least 15 days after
  Mellon Analytical Services, Inc.(**)    portfolio holdings              basis                   month end and at least 30
                                                                                                  days after quarter end,
                                                                                                  respectively

Stratford Advisory Group, Inc.(*)         Top Ten portfolio holdings(6)   Quarterly basis(5)      Approximately 10-12 days
                                                                                                  after quarter end

Thompson Financial(**)                    Complete portfolio              Quarterly basis         At least 30 days after
                                          holdings(4)                                             quarter end

NAME                                           INFORMATION DISCLOSED           FREQUENCY(1)                LAG TIME
----------------------------------------  ------------------------------  ----------------------  ---------------------------
Watershed Investment Consultants,         Top Ten and Complete            Quarterly basis(5)      Approximately 10-12 days
  Inc.(*)                                 portfolio holdings                                      after quarter end

Yanni Partners(**)                        Top Ten portfolio holdings(3)   Quarterly basis         At least 15 days after
                                                                                                  quarter end

PORTFOLIO ANALYSTICS PROVIDERS
Fact Set(*)                               Complete portfolio holdings     Daily                   One day

----------
(*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2) Information will typically be provided on a real time basis or as soon thereafter as possible.
(3) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
(4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.
(6) Full portfolio holdings will also be provided upon request from time to time.

      In addition, the following insurance companies, which are deemed service providers to the Fund, receive Top Ten portfolio holdings information, on a quarterly basis, approximately 15 days after quarter end: Hartford Life and Hartford Life & Annuity. The Fund does not currently have non-disclosure agreements in place with these entities and therefore, these entities can only receive publicly available information.

      In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

      All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

      In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

      The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

      (a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

      (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

      (c) The PHRC meets at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

      (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

      (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

      The Trustees oversee the management of the Portfolios, but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

      Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION

      TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

      The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                             POSITION(S)  LENGTH OF                                          COMPLEX
  NAME, AGE AND ADDRESS OF    HELD WITH     TIME         PRINCIPAL OCCUPATION(S) DURING      OVERSEEN    OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE       REGISTRANT   SERVED*               PAST 5 YEARS**              BY TRUSTEE          BY TRUSTEE
---------------------------- ----------- ---------- --------------------------------------- ----------- ---------------------------
Michael Bozic (64)           Trustee     Since      Private investor; Director or Trustee       197     Director of various
c/o Kramer Levin Naftalis                April 1994 of the Retail Funds (since April 1994)              business organizations.
& Frankel LLP                                       and the Institutional Funds (since
Counsel to the                                      July 2003); formerly Vice Chairman of
Independent Trustees                                Kmart Corporation (December 1998-
1177 Avenue of the                                  October 2000), Chairman and Chief
Americas                                            Executive Officer of Levitz Furniture
New York, NY 10036                                  Corporation (November 1995-November
                                                    1998) and President and Chief Executive
                                                    Officer of Hills Department Stores (May
                                                    1991-July 1995); formerly variously
                                                    Chairman, Chief Executive Officer,
                                                    President and Chief Operating Officer
                                                    (1987-1991) of the Sears Merchandise
                                                    Group of Sears, Roebuck & Co.

Edwin J. Garn (72)           Trustee     Since      Consultant; Director or Trustee of          197     Director of Franklin Covey
1031 N. Chartwell Court                  January    the Retail Funds (since January 1993)               (time management systems),
Salt Lake City, UT 84103                 1993       and the Institutional Funds (since                  BMW Bank of North America,
                                                    July 2003); member of the Utah Regional             Inc. (industrial loan
                                                    Advisory Board of Pacific Corp.;                    corporation), Escrow Bank
                                                    formerly Managing Director of Summit                USA (industrial loan
                                                    Ventures LLC (2000-2004); United States             corporation), United Space
                                                    Senator (R-Utah) (1974-1992) and                    Alliance (joint venture
                                                    Chairman, Senate Banking Committee                  between Lockheed Martin and
                                                    (1980-1986), Mayor of Salt Lake City,               the Boeing Company) and
                                                    Utah (1971-1974), Astronaut, Space                  Nuskin Asia Pacific
                                                    Shuttle Discovery (April 12-19, 1985),              (multilevel marketing);
                                                    and Vice Chairman, Huntsman Corporation             member of the board of
                                                    (chemical company).                                 various civic and
                                                                                                        charitable organizations.

Wayne E. Hedien (71)         Trustee     Since      Retired; Director or Trustee of the         197     Director of The PMI Group
c/o Kramer Levin Naftalis                September  Retail Funds (since September1997) and              Inc.(private mortgage
& Frankel LLP                            1997       the Institutional Funds (since                      insurance); Trustee and
Counsel to the                                      July 2003); formerly associated with the            Vice Chairman of The Field
Independent Trustees                                Allstate Companies (1966-1994), most                Museum of Natural History;
1177 Avenue of the                                  recently as Chairman of The Allstate                director of various other
Americas                                            Corporation (March 1993-December1994)               business and charitable
New York, NY 10036                                  and Chairman and Chief Executive                    organizations.
                                                    Officer of its wholly- owned subsidiary,
                                                    Allstate Insurance Company (July 1989-
                                                    December 1994).

----------------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                             POSITION(S)  LENGTH OF                                          COMPLEX
  NAME, AGE AND ADDRESS OF    HELD WITH     TIME         PRINCIPAL OCCUPATION(S) DURING      OVERSEEN    OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE       REGISTRANT   SERVED*               PAST 5 YEARS**              BY TRUSTEE          BY TRUSTEE
---------------------------- ----------- ---------- --------------------------------------- ----------- ---------------------------
Dr. Manuel H. Johnson        Trustee     Since      Senior Partner, Johnson Smick               197     Director of NVR, Inc. (home
(56)                                     July 1991  International, Inc., a consulting firm;             construction); Director of
c/o Johnson Smick                                   Chairman of the Audit Committee and                 KFX Energy; Director of RBS
Group Inc.                                          Director or Trustee of the Retail Funds             Greenwich Capital Holdings
888 16th Street, NW,                                (since July 1991) and the Institutional             (financial holding
Suite 740                                           Funds (since July 2003); Co-Chairman and            company).
Washington, D.C. 20006                              a founder of the Group of Seven Council
                                                    (G7C), an international economic
                                                    commission; formerly Vice Chairman of
                                                    the Board of Governors of the Federal
                                                    Reserve System and Assistant Secretary
                                                    of the U.S. Treasury.

Joseph J. Kearns (62)        Trustee     Since      President, Kearns & Associates LLC           198    Director of Electro Rent
c/o Kearns & Associates LLC              July 2003  (investment consulting); Deputy Chairman            Corporation (equipment
PMB754                                              of the Audit Committee and Director or              leasing), The Ford Family
23852 Pacific                                       Trustee of the Retail Funds (since                  Foundation, and the UCLA
Coast Highway                                       July 2003) and the Institutional Funds              Foundation.
Malibu, CA 90265                                    (since August 1994); previously Chairman
                                                    of the Audit Committee of the
                                                    Institutional Funds (October 2001-
                                                    July 2003); formerly CFO of the J. Paul
                                                    Getty Trust.

Michael E. Nugent (68)       Trustee     Since      General Partner of Triumph Capital,         197     Director of various
c/o Triumph Capital, L.P.                July 1991  L.P., a private investment partnership;             business organizations.
445 Park Avenue                                     Chairman of the Insurance Committee and
New York, NY 10022                                  Director or Trustee of the Retail Funds
                                                    (since July 1991) and the Institutional
                                                    Funds (since July 2001); formerly Vice
                                                    President, Bankers Trust Company and BT
                                                    Capital Corporation (1984-1988).

Fergus Reid (72)             Trustee     Since      Chairman of Lumelite Plastics               198     Trustee and Director of
c/o Lumelite Plastics                    July 2003  Corporation; Chairman of the Governance             certain investment
Corporation                                         Committee and Director or Trustee of                companies in the JPMorgan
85 Charles Colman Blvd.                             the Retail Funds (since July 2003) and              Funds complex managed by
Pawling, NY 12564                                   the Institutional Funds (since                      J.P. Morgan Investment
                                                    June 1992).                                         Management Inc.

-----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

      The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                             IN FUND
                                                                                             COMPLEX
                             POSITION(S) LENGTH OF                                         OVERSEEN BY
  NAME, AGE AND ADDRESS OF    HELD WITH    TIME          PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT   OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE       REGISTRANT  SERVED*                PAST 5 YEARS**               TRUSTEE            BY TRUSTEE
---------------------------- ----------- ---------- --------------------------------------- ----------- ---------------------------
Charles A. Fiumefreddo       Chairman    Since      Chairman and Director or Trustee of the     197     None.
(71)                         of the      July 1991  Retail Funds (since July 1991) and the
c/o Morgan Stanley Trust     Board and              Institutional Funds (since
Harborside Financial         Trustee                July 2003); formerly Chief Executive
Center,                                             Officer of the Retail Funds (until
Plaza Two,                                          September 2002).
Jersey City, NJ 07311

James F. Higgins (57)        Trustee     Since June Director or Trustee of the Retail Funds     197     Director of AXA Financial,
c/o Morgan Stanley Trust                 2000       (since June 2000) and the Institutional             Inc. and The Equitable Life
Harborside Financial                                Funds (since July 2003); Senior Advisor             Assurance Society of the
Center,                                             of Morgan Stanley (since August 2000);              United States (financial
Plaza Two,                                          Director of the Distributor and Dean                services).
Jersey City, NJ 07311                               Witter Realty Inc.; previously
                                                    President and Chief Operating Officer
                                                    of the Private Client Group of Morgan
                                                    Stanley (May 1999-August 2000), and
                                                    President and Chief Operating Officer
                                                    of Individual Securities of Morgan
                                                    Stanley (February 1997-May 1999).

----------------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                 POSITION(S)          LENGTH
  NAME, AGE AND ADDRESS OF        HELD WITH           OF TIME                        PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER           REGISTRANT           SERVED*                                PAST 5 YEARS**
----------------------------   --------------   -------------------   ------------------------------------------------------------
Mitchell M. Merin (51)         President        Since May 1999        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                           Investment Management Inc.; President, Director and Chief
New York, NY 10020                                                    Executive Officer of the Investment Adviser and the
                                                                      Administrator; Chairman and Director of the Distributor;
                                                                      Chairman and Director of the Transfer Agent; Director of
                                                                      various Morgan Stanley subsidiaries; President of the
                                                                      Institutional Funds (since July 2003) and President of the
                                                                      Retail Funds (since May 1999); Trustee (since July 2003) and
                                                                      President (since December 2002) of the Van Kampen Closed-End
                                                                      Funds; Trustee (since May 1999) and President (since October
                                                                      2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (66)         Executive Vice   Since April 2003      Principal Executive Officer of Funds in the Fund Complex
1221 Avenue of the Americas    President and                          (since May 2003); Managing Director of Morgan Stanley & Co.
New York, NY 10020             Principal                              Incorporated, Morgan Stanley Investment Management Inc. and
                               Executive                              Morgan Stanley; Managing Director, Chief Administrative
                               Officer                                Officer and Director of the Investment Adviser and the
                                                                      Administrator; Director of the Transfer Agent; Managing
                                                                      Director and Director of the Distributor; Executive Vice
                                                                      President and Principal Executive Officer of the
                                                                      Institutional Funds (since July 2003)and the Retail
                                                                      Funds (since April 2003); Director of Morgan Stanley SICAV
                                                                      (since May 2004) previously President and Director of the
                                                                      Retail Funds (March 2001-July 2003) and Chief Global
                                                                      Operations Officer and Managing Director of Morgan Stanley
                                                                      Investment Management Inc.

Joseph J. McAlinden (62)       Vice President   Since July 1995       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                           Investment Adviser and Morgan Stanley Investment Management
New York, NY 10020                                                    Inc.; Director of the Transfer Agent; Chief Investment
                                                                      Officer of the Van Kampen Funds; Vice President of the
                                                                      Institutional Funds (since July 2003) and the Retail Funds
                                                                      (since July 1995).

Barry Fink (50)                Vice President   Since February 1997   General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas                                           December 2000) of Morgan Stanley Investment Management;
New York, NY                                                          Managing Director (since December 2000), Secretary (since
                                                                      February 1997) and Director of the Investment Adviser and the
                                                                      Administrator (since July 1998); Vice President of the Retail
                                                                      Funds; Assistant Secretary of Morgan Stanley DW; Vice
                                                                      President of the Institutional Funds (since July 2003);
                                                                      Managing Director, Secretary and Director of the
                                                                      Distributor; previously Secretary (February 1997-
                                                                      July 2003) and General Counsel (February 1997-April 2004) of
                                                                      the Retail Funds; Vice President and Assistant General
                                                                      Counsel of the Investment Adviser and the Administrator
                                                                      (February 1997-December 2001).

Amy R. Doberman (43)           Vice President   Since July 2004       Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                           Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                    Management Inc. and the Investment Adviser; Vice President
                                                                      of the Institutional and Retail Funds (since July 2004);
                                                                      Vice President of the Van Kampen Funds (since August 2004);
                                                                      previously, Managing Director and General Counsel -
                                                                      Americas, UBS Global Asset Management (July 2000-July 2004)
                                                                      and General Counsel, Aeltus Investment Management, Inc.
                                                                      (January 1997-July 2000).

----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                 POSITION(S)         LENGTH OF
  NAME, AGE AND ADDRESS OF        HELD WITH            TIME                          PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER           REGISTRANT           SERVED*                                PAST 5 YEARS**
----------------------------   ---------------  -------------------   ------------------------------------------------------------
Carsten Otto (41)              Chief            Since October 2004    Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas    Compliance                             Morgan Stanley Investment Management (since
New York, NY 10020             Officer                                October 2004); Executive Director of the Investment Adviser
                                                                      and Morgan Stanley Investment Management Inc.; formerly
                                                                      Assistant Secretary and Assistant General Counsel of the
                                                                      Morgan Stanley Retail Funds.

Stefanie V. Chang (38)         Vice President   Since July 2003       Executive Director of Morgan Stanley & Co., Morgan Stanley
1221 Avenue of the Americas                                           Investment Management Inc. and the Investment Adviser. Vice
New York, NY 10020                                                    President of the Institutional Funds (since December 1997)
                                                                      and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford
                                                                      Chance US LLP).

Francis J. Smith (39)          Treasurer and    Treasurer since       Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust       Chief Financial  July 2003 and Chief   Administrator(since December 2001); previously Vice President
Harborside Financial Center,   Officer          Financial Officer     of the Retail Funds (September 2002-July 2003); previously
Plaza Two,                                      since September       Vice President of the Investment Adviser and the
Jersey City, NJ 07311                           2002                  Administrator (August 2000-November 2001) and Senior Manager
                                                                      at PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (59)          Vice President   Since July 2003       Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                              Treasurer of the Investment Adviser, the Distributor and the
Harborside Financial Center,                                          Administrator; previously Treasurer of the Retail Funds
Plaza Two,                                                            (April 1989-July 2003); formerly First Vice President of the
Jersey City, NJ 07311                                                 Investment Adviser, the Distributor and the Administrator.

Mary E. Mullin (38)            Secretary        Since July 2003       Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                           Morgan Stanley Investment Management Inc. and the Investment
New York, NY 10020                                                    Adviser; Secretary of the Institutional Funds (since
                                                                      June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott,
                                                                      Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

      In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: LouAnne D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Marilyn K. Cranney, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin and Julien Yoo.

      For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
    NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2004)                       (AS OF DECEMBER 31, 2004)
-----------------------   ---------------------------------------------   ----------------------------------------------
INDEPENDENT:
Michael Bozic                                 None                                          over $100,000
Edwin J. Garn                                 None                                          over $100,000
Wayne E. Hedien                               None                                          over $100,000
Dr. Manuel H. Johnson                         None                                          over $100,000
Joseph J. Kearns(1)                           None                                          over $100,000
Michael E. Nugent                             None                                          over $100,000
Fergus Reid(1)                                None                                          over $100,000

INTERESTED:
Charles A. Fiumefreddo                        None                                          over $100,000
James F. Higgins                              None                                          over $100,000

----------
(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2004, Messrs. Kearns and Reid had deferred a total of $584,865 and $667,002, respectively, pursuant to the deferred compensation plan.

      As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

      INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

      The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

      The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended December 31, 2004, the Audit Committee held nine meetings.

      The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committees is an "interested person," as defined under the Investment Company Act, of any of the Funds (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

      The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended December 31, 2004, the Governance Committee held two meetings.

      The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, for all Funds) participates in the election and nomination of candidates for election as Independent Trustees for the Fund for which the Independent Trustee serves. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

      There were 26 meetings of the Board of Trustees of the Fund held during the fiscal year ended December 31, 2004. The Independent Trustees of the Fund also met four times during that time, in addition to the 26 meetings of the full Boards.

      Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. During the Fund's fiscal year ended December 31, 2004, the Insurance Committee held six meetings.

      ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

      TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

      SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

      Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

      The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

      Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

      Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC
Plan).

      The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended December 31, 2004.

                                FUND COMPENSATION

                                                        AGGREGATE
                                                       COMPENSATION
NAME OF TRUSTEE                                        FROM FUND(4)
---------------                                        ------------
Michael Bozic(1)(3)                                      $ 1,790
Charles A. Fiumefreddo*(2)                                 3,769
Edwin J. Garn(1)(3)                                        1,790
Wayne E. Hedien(1)(2)                                      1,790
James F. Higgins*                                              0
Dr. Manuel H. Johnson(1)                                   2,418
Joseph J. Kearns(1)                                        2,127
Michael E. Nugent(1)(2)                                    2,104
Fergus Reid(1)(3)                                          2,104

----------
* Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

(4)  Includes amounts deferred at the election of the Trustee under the DC
     Plan.


      The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis.

                       CASH COMPENSATION FROM FUND COMPLEX

                                                                 NUMBER OF PORTFOLIOS    TOTAL COMPENSATION
                                                                 IN THE FUND COMPLEX       FROM THE FUND
                                                                FROM WHICH THE TRUSTEE    COMPLEX PAYABLE
NAME OF TRUSTEE                                                 RECEIVED COMPENSATION       TO TRUSTEES
---------------                                                 ----------------------   ------------------
Michael Bozic                                                            197                 $  178,000
Charles A. Fiumefreddo*                                                  197                    360,000
Edwin J. Garn                                                            197                    178,000
Wayne E. Hedien                                                          197                    178,000
James F. Higgins*                                                        197                          0
Dr. Manuel H. Johnson                                                    197                    238,000
Joseph J. Kearns(1)                                                      198                    211,000
Michael E. Nugent                                                        197                    208,000
Fergus Reid(1)                                                           198                    213,000

----------
* Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1) The total amount of deferred compensation under the DC Plan and Prior DC Plan (including interest) payable or accrued by Messrs. Kearns and Reid are $584,856 and $667,002, respectively.

      Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

      The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

                                                 RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL BENEFITS UPON
                                                         FUND EXPENSES                    RETIREMENT(1)
                                                 ------------------------------   ------------------------------
NAME OF                                                  BY ALL ADOPTING                 FROM ALL ADOPTING
INDEPENDENT TRUSTEE                                          FUNDS                            FUNDS
-------------------                              ------------------------------   ------------------------------
Michael Bozic                                              $  19,437                        $  46,871
Edwin J. Garn                                                 28,779                           46,917
Wayne E. Hedien                                               37,860                           40,020
Dr. Manuel H. Johnson                                         19,701                           68,630
Michael E. Nugent                                             35,471                           61,377

----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

      In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit payment from the liquidation of a fund in the Plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company owned all of the outstanding shares of each Class of each Portfolio of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

      The address of Hartford Life Insurance Company ("Hartford Life") and Hartford Life and Annuity Insurance Company ("Hartford Life and Annuity") is 200 Hopmeadow Street, Simsbury, CT 06089.

      Hartford Life and Hartford Life and Annuity owned the shares of each Class of each Portfolio of the Fund in the following percentages on April 1, 2005:

                                                                                        HARTFORD LIFE
CLASS/PORTFOLIO                                                          HARTFORD LIFE   AND ANNUITY    TOTAL
---------------                                                          -------------  -------------  -------
Class X: The Money Market Portfolio                                          8.04%         91.96%      100.00%
Class Y: The Money Market Portfolio                                         10.04%         89.96%      100.00%
Class X: The Flexible Income Portfolio                                       9.61%         90.39%      100.00%
Class Y: The Flexible Income Portfolio                                      11.80%         88.20%      100.00%
Class X: The Balanced Growth Portfolio                                      15.36%         84.64%      100.00%
Class Y: The Balanced Growth Portfolio                                       6.92%         93.08%      100.00%
Class X: The Utilities Portfolio                                             8.55%         91.45%      100.00%
Class Y: The Utilities Portfolio                                             7.56%         92.44%      100.00%
Class X: The Dividend Growth Portfolio                                      10.83%         89.17%      100.00%
Class Y: The Dividend Growth Portfolio                                       5.68%         94.32%      100.00%
Class X: The Equally-Weighted S&P Portfolio                                 15.18%         84.82%      100.00%
Class Y: The Equally-Weighted S&P Portfolio                                 12.38%         87.62%      100.00%
Class X: The Growth Portfolio                                                9.23%         90.77%      100.00%
Class Y: The Growth Portfolio                                                6.17%         93.83%      100.00%
Class X: The American Opportunities Portfolio                                8.62%         91.38%      100.00%
Class Y: The American Opportunities Portfolio                                7.54%         92.46%      100.00%
Class X: The Capital Opportunities Portfolio                                12.70%         87.30%      100.00%
Class Y: The Capital Opportunities Portfolio                                15.81%         84.19%      100.00%
Class X: The Global Equity Portfolio                                        11.75%         88.25%      100.00%
Class Y: The Global Equity Portfolio                                         8.72%         91.28%      100.00%
Class X: The Developing Growth Portfolio                                    10.27%         89.73%      100.00%
Class Y: The Developing Growth Portfolio                                    10.24%         89.76%      100.00%

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. INVESTMENT ADVISER AND ADMINISTRATOR

      The Investment Adviser to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

      On October 23, 2003, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between the Investment Adviser and Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, in respect of the GROWTH PORTFOLIO. Effective May 1, 2004, Morgan Stanley Investment Management Inc. ceased serving as sub-adviser of the GROWTH PORTFOLIO.

      On April 25, 2002, the Fund's Board of Trustees determined to terminate the sub-advisory agreement between the Investment Adviser and TCW Investment Management Company ("TCW") in respect of the CAPITAL OPPORTUNITIES PORTFOLIO. Effective October 1, 2002, TCW ceased serving as sub-adviser of the CAPITAL OPPORTUNITIES PORTFOLIO.

      Prior to November 1, 2004, pursuant to an investment management agreement (the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rates to the net assets of each Portfolio determined as of the close of each business day.

NAME OF PORTFOLIO                                MANAGEMENT FEES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
-----------------                              ---------------------------------------------------------------
The Money Market Portfolio                     0.50%
The Flexible Income Portfolio                  0.40%
The Balanced Growth Portfolio                  0.60%
The Utilities Portfolio                        0.65%
The Dividend Growth Portfolio                  0.625% of net assets up to $500 million;
                                               0.50% of net assets exceeding $500 million
                                               but not exceeding $1 billion; and 0.475% of
                                               net assets exceeding $1 billion
The Equally-Weighted S&P 500 Portfolio         0.50%
The Growth Portfolio                           0.80%
The American Opportunities Portfolio           0.625% of net assets up to $500 million; 0.60%
                                               of net assets exceeding $500 million but not
                                               exceeding $1 billion; and 0.575% of net assets
                                               exceeding $1 billion
The Capital Opportunities Portfolio            0.75%
The Global Equity Portfolio                    1.00%
The Developing Growth Portfolio                0.50%

      The management fee was allocated among the classes of each Portfolio pro rata based on the net assets of the classes of each Portfolio.

      The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee by applying the annual rate to the net assets of each Portfolio determined as of the close of each business day.


The Money Market Portfolio                             0.45% of the portion of daily net assets not exceeding
                                                       $250 million; 0.375% of the portion of daily net assets
                                                       exceeding $250 million but not exceeding $750 million;
                                                       0.325% of the portion of the daily net assets exceeding
                                                       $750 million but not exceeding $1.25 billion; 0.30% of
                                                       the portion of daily net assets exceeding $1.25 billion
                                                       but not exceeding $1.5 billion; and 0.275% of the
                                                       portion of daily net assets exceeding $1.5 billion.

The Flexible Income Portfolio                          0.32% of the daily net assets

The Balanced Growth Portfolio                          0.52% of the portion of daily net assets not exceeding
                                                       $500 million and 0.495% of the portion of daily net
                                                       assets exceeding $500 million.

The Utilities Portfolio                                0.57% of the portion of daily net assets not exceeding
                                                       $500 million; 0.47% of the portion of daily net assets
                                                       exceeding $500 million but not exceeding $1 billion;
                                                       0.445% of the portion of daily net assets exceeding $1
                                                       billion but not exceeding $1.5 billion; 0.42% of the
                                                       portion of daily net assets exceeding $1.5 billion but
                                                       not exceeding $2.5 billion; 0.395% of the portion of
                                                       daily net assets exceeding $2.5 billion but not
                                                       exceeding $3.5 billion; 0.37% of the portion of daily
                                                       net assets exceeding $3.5 billion but not exceeding $5
                                                       billion; and 0.345% of the portion of daily net assets
                                                       exceeding $5 billion.

The Dividend Growth Portfolio                          0.545% of the portion of daily net assets not exceeding
                                                       $250 million; 0.42% of the portion of daily net assets
                                                       exceeding $250 million but not exceeding $1 billion;
                                                       0.395% of the portion of daily net assets exceeding $1
                                                       billion but not exceeding $2 billion; and 0.37% of the
                                                       portion of daily net assets exceeding $2 billion.

The Equally-Weighted S&P 500 Portfolio                 0.12% of the daily net assets

The Growth Portfolio                                   0.50% of the portion of daily net assets not exceeding
                                                       $1 billion; 0.45% of the portion of daily net assets
                                                       exceeding $1 billion but not exceeding $2 billion;
                                                       0.40% of the portion of daily net assets exceeding $2
                                                       billion but not exceeding $3 billion; and 0.35% of the
                                                       portion of daily net assets exceeding $3 billion.

The American Opportunities Portfolio                   0.545% of the portion of daily net assets not exceeding
                                                       $250 million; 0.42% of the portion of the daily net
                                                       assets exceeding $250 million but not exceeding $2.5
                                                       billion; 0.395% of the daily net assets exceeding $2.5
                                                       billion but not exceeding $3.5 billion; 0.37% of the
                                                       portion of daily net assets exceeding $3.5 billion but
                                                       not exceeding $4.5 billion; and 0.345% of the portion
                                                       of the daily net assets exceeding $4.5 billion.

The Capital Opportunities Portfolio                    0.67% of the portion of daily net assets not exceeding
                                                       $500 million; 0.645% of the portion of daily net assets
                                                       exceeding $500 million but not exceeding $2 billion;
                                                       0.62% of the portion of daily net assets exceeding $2
                                                       billion but not exceeding $3 billion; and 0.595% of the
                                                       portion of daily net assets exceeding $3 billion.

The Global Equity Portfolio                            0.92% of the daily net assets

The Developing Growth Portfolio                        0.42% of the portion of daily net assets not exceeding
                                                       $500 million; and 0.395% of the portion of daily net
                                                       assets exceeding $500 million.

The advisory fee is allocated among the classes of each Portfolio pro rata based on the net assets of the classes of each Portfolio. The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement"). The administrative services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement entered into by the Fund with the Administrator (the "Administration Agreement"). Such change resulted in a 0.08% reduction (0.05% with respect to the MONEY MARKET PORTFOLIO) in the advisory fee concurrent with the implementation of a 0.08% administration fee (0.05% with respect to the MONEY MARKET PORTFOLIO) pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

      For the fiscal years ended December 31, 2002, 2003 and 2004, the Investment Adviser accrued compensation under the Investment Advisory Agreement and Management Agreement as follows:


                                                                   COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                                              ENDED DECEMBER 31,
                                                                -----------------------------------------------
NAME OF PORTFOLIO                                                   2002              2003             2004
-----------------                                               -------------     ------------     ------------
The Money Market Portfolio                                      $     978,101     $    838,468     $    580,239
The Flexible Income Portfolio                                         252,899          292,379          279,875
The Balanced Growth Portfolio                                         676,299          585,115          600,518
The Utilities Portfolio                                               650,618          490,090          479,136
The Dividend Growth Portfolio                                       2,920,003        2,331,330        2,309,085
The Equally-Weighted S&P 500 Portfolio                                849,731          774,172          871,452
The Growth Portfolio                                                  494,255          350,054          331,853
The American Opportunities Portfolio                                2,502,395        1,840,527        1,661,955
The Capital Opportunities Portfolio                                   335,673          235,261          273,541
The Global Equity Portfolio                                         1,011,555          808,249          833,873
The Developing Growth Portfolio                                       331,484          264,728          287,143
                                                                -------------     ------------     ------------
      Total                                                     $  11,003,013     $  8,810,373     $  8,508,670
                                                                =============     ============     ============

      Under the former sub-advisory agreement between TCW and the Investment Adviser (the "TCW Sub-Advisory Agreement") respecting the CAPITAL OPPORTUNITIES PORTFOLIO, TCW provided this Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Adviser. The Investment Adviser paid TCW monthly compensation equal to 40% of the Investment Adviser's fee. During the period January 1, 2002 through September 30, 2002, the Investment Adviser paid TCW $111,935.

      Under the former Sub-Advisory Agreement between Morgan Stanley Investment Management and the Investment Adviser (the "Morgan Stanley Investment Management Sub-Advisory Agreement") respecting the GROWTH PORTFOLIO, Morgan Stanley Investment Management provided that Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Adviser. During the fiscal years ended December 31, 2002 and 2003, the Investment Adviser paid Morgan Stanley Investment Management Inc. monthly compensation equal to 40% of the Investment Adviser's fee.

      In approving the advisory agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Adviser's expenses in providing the services, the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. In evaluating the reasonableness of the management fee, the Independent Trustees noted:

      With respect to the MONEY MARKET PORTFOLIO, the Portfolio's effective management fee, at the level of assets on November 30, 2003, and its total expense ratio were higher than the Portfolio's peer group average but other expenses, not including the management fee, were lower. The Independent Trustees evaluated the Portfolio's performance and noted that it was at or close to its peer group average for one-, three- and five-year periods. The Trustees discussed the management fee with the Investment Adviser. Subsequently, the Investment Adviser reduced its contractual management fee by incorporating breakpoints in the Portfolio's fee schedule.

      With respect to the FLEXIBLE INCOME PORTFOLIO, the Portfolio's effective management fee, at the level of assets on November 30, 2003, and its total expense ratio were lower than the Portfolio's peer group average. The Independent Trustees evaluated the Portfolio's performance and noted that it was lower than its peer group average for three- and five-year periods and for the period since a change in portfolio managers on January 31, 2003 but better for the one-year period. The Investment Adviser discussed with the Trustees possible steps to try to improve performance.

      With respect to the BALANCED GROWTH PORTFOLIO, the Portfolio's effective management fee, at the level of assets on November 30, 2003, and its total expense ratio were lower than the Portfolio's peer group average. The Independent Trustees evaluated the performance of the Portfolio and noted that it was better than its peer group average for one- and three-year periods and for the period since a change in the portfolio managers on August 31, 2003 and slightly lower for the five-year period. Subsequently the management fee was reduced by incorporating a breakpoint in the fee schedule.

      With respect to the UTILITIES PORTFOLIO, the Portfolio's effective management fee, at the level of assets on November 30, 2003, and its total expense ratio were lower than the Portfolio's peer group average. The Independent Trustees evaluated the Portfolio's performance and noted that it was lower than its peer group average for one- and three-year periods but better for a five-year period. The Investment Adviser reduced its contractual management fee by incorporating breakpoints in the Portfolio's fee schedule.

      With respect to the DIVIDEND GROWTH PORTFOLIO, the Portfolio's effective management fee, at the level of assets on November 30, 2003, and its total expense ratio, including the management fee, were lower than the Portfolio's peer group average. The Independent Trustees evaluated the Portfolio's performance and noted that it was lower than its peer group average for a five-year period and for the period since a change in portfolio managers on September 30, 2003 but better for the one- and three-year periods. The Investment Adviser reduced its contractual management fee by incorporating additional breakpoints in the Portfolio's fee schedule.

      With respect to the EQUALLY-WEIGHTED S&P 500 PORTFOLIO, the Portfolio's effective management fee, at the level of assets on November 30, 2003, and its total expense ratio were lower than the Portfolio's peer group average. The Independent Trustees evaluated the Portfolio's performance and noted that it was better than its peer group average for one-, three- and five-year periods. Subsequently, the Investment Adviser reduced the contractual management fee from 0.50% of net assets to 0.20%.

      With respect to the GROWTH PORTFOLIO, the Portfolio's effective management fee, at the level of assets on November 30, 2003, and its total expense ratio were higher than the Portfolio's peer group average. The Independent Trustees evaluated the Portfolio's performance and noted that it was better than its peer group average for three- and five-year periods but lower for a one-year period. The Investment Adviser reduced its contractual management fee by incorporating breakpoints in the Portfolio's fee schedule.

      With respect to the AMERICAN OPPORTUNITIES PORTFOLIO, the Portfolio's effective management fee, at the level of assets on November 30, 2003, and its total expense ratio were lower than the Portfolio's peer group average. They also noted that the management fee schedule included breakpoints. The Independent Trustees evaluated the Portfolio's performance and noted that it was lower than its peer group average for one-, three- and five-year periods. The Trustees discussed with the Investment Adviser possible steps to improve performance.

      With respect to the CAPITAL OPPORTUNITIES PORTFOLIO, the Portfolio's effective management fee, at the level of assets on November 30, 2003, was higher, but its total expense ratio was lower, than the Portfolio's peer group average. The Independent Trustees evaluated the Portfolio's performance and noted that it was lower than its peer group average for three- and five-year periods but better for a one-year period and for the period since a change in portfolio managers on October 31, 2002. The Investment Adviser reduced its contractual management fee by incorporating breakpoints in the Portfolio's fee schedule.

      With respect to the DEVELOPING GROWTH PORTFOLIO, the Portfolio's effective management fee, at the level of assets on November 30, 2003, and its total expense ratio were lower than the Portfolio's peer group average. The Independent Trustees evaluated the Portfolio's performance and noted that it was better than its peer group average for one-, three- and five-year periods and for the period since a change in portfolio managers on January 31, 2001. The Investment Adviser reduced its contractual management fee by incorporating a breakpoint in the Portfolio's fee schedule.

      With respect to the GLOBAL EQUITY PORTFOLIO, the Portfolio's effective management fee, at the level of assets on November 30, 2003, and its total expense ratio were higher than the Portfolio's peer group average but other expenses were lower. The Independent Trustees evaluated the Portfolio's performance and noted that it was lower than its peer group average for one-, three- and five-year periods. The Investment Adviser discussed with the Trustees possible steps to improve performance


      The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Adviser and the financial strength of the Investment Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the advisory agreements was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

      The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

      The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

      Each Portfolio has retained the Investment Adviser to invest its assets, including the placing of orders for the purchase and sale of portfolio securities.

      Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

      Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor, will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to the Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

      Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; state franchise taxes; Securities and Exchange Commission ("SEC") fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

      The Investment Advisory Agreement will remain in effect from year to year provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

      The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. RULE 12b-1 PLAN

      The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

      The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) costs incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (e.g. lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs relating to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature. In addition, payments to the Distributor may be used by the Distributor to compensate insurance companies for shareholder services, which include, but are not limited to, education of agents concerning the Portfolios, compensation of agents, and servicing contract owners.

      For the fiscal year ended December 31, 2004, Class Y shares of the following portfolios accrued amounts payable under the Plan as follows:

                                                                 COMPENSATION ACCRUED
                                                               FOR THE FISCAL YEAR ENDED
NAME OF PORTFOLIO                                                  DECEMBER 31, 2004
-----------------                                              -------------------------
The Money Market Portfolio                                            $   96,389
The Flexible Income Portfolio                                             61,600
The Balanced Growth Portfolio                                             61,846
The Utilities Portfolio                                                   35,469
The Dividend Growth Portfolio                                            139,495
The Equally-Weighted S&P 500 Portfolio                                   155,519
The Growth Portfolio                                                      19,626
The American Opportunities Portfolio                                     109,061
The Capital Opportunities Portfolio                                       30,817
The Global Equity Portfolio                                               20,009
The Developing Growth Portfolio                                           18,876

      Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

      On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from the Distributor and reviewed all of the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit each Portfolio and its respective Contract Owners.

      The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

      No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

E. OTHER SERVICE PROVIDERS

   (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

      Morgan Stanley Trust is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

   (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of each Portfolio's assets. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

      Deloitte & Touche, LLP, Two World Financial Center, New York, NY 10286, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

   (3) AFFILIATED PERSONS

      The Transfer Agent is an affiliate of the Investment Adviser, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

      The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

G. FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

      WITH RESPECT TO THE FLEXIBLE INCOME PORTFOLIO as of December 31, 2004:

      W. David Armstrong managed 11 mutual funds with a total of approximately $4.3 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $378.2 million in assets; and two other accounts with a total of approximately $146.8 million in assets.

      Roberto M. Sella managed six mutual funds with a total of approximately $3.8 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $378.2 million in assets; and 55 other accounts with a total of approximately $9.9 billion in assets.

      Sheila A. Finnerty managed three mutual funds with a total of approximately $1.8 billion in assets; seven pooled investment vehicles other than mutual funds with a total of approximately $540.0 million in assets; and 0 other accounts with a total of $0 in assets.

      Abigail L. McKenna managed ten mutual funds with a total of approximately $749.2 million in assets; four pooled investment vehicles other than mutual funds with a total of approximately $694.6 million in assets; and five other accounts with a total of approximately $725.4 million in assets.

      WITH RESPECT TO THE BALANCED GROWTH PORTFOLIO as of December 31, 2004:

      James A. Gilligan managed 22 mutual funds with a total of approximately $26.0 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $35.3 million in assets; and 2,586 other accounts (which include separate accounts managed under certain "wrap fee programs" or "managed account programs") with a total of approximately $632.1 million in assets.

      James O. Roeder managed 22 mutual funds with a total of approximately $26.0 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $35.3 million in assets; and 2,586 other accounts (which include separate accounts managed under certain "wrap fee programs" or "managed account programs") with a total of approximately $632.1 million in assets.

      Thomas B. Bastian managed 22 mutual funds with a total of approximately $26.0 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $35.3 million in assets; and 2,586 other accounts (which include separate accounts managed under certain "wrap fee programs" or "managed account programs") with a total of approximately $632.1 million in assets.

      Sergio Marcheli managed 22 mutual funds with a total of approximately $26.0 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $35.3 million in assets; and 2,586 other accounts (which include separate accounts managed under certain "wrap fee programs" or "managed account programs") with a total of approximately $632.1 million in assets.

      Vincent E.Vizachero managed 22 mutual funds with a total of approximately $26.0 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $35.3 million in assets; and 2,586 other accounts (which include separate accounts managed under certain "wrap fee programs" or "managed account programs") with a total of approximately $632.1 million in assets.

      W. David Armstrong managed 11 mutual funds with a total of approximately $4.3 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $378.2 million in assets; and two other accounts with a total of approximately $146.8 million in assets.

      David S. Horowitz managed nine mutual funds with a total of approximately $2.1 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $778.0 million in assets; and 56 other accounts with a total of approximately $6.9 billion in assets. Of these 56 accounts, two accounts had performance-based fees with a total of $360.0 million in assets.

      Stefania A. Perrucci managed five mutual funds with a total of approximately $536.8 million in assets. Ms. Perrucci did not manage any other accounts.

      WITH RESPECT TO THE UTILITIES PORTFOLIO as of December 31, 2004:

      Edward Gaylor managed six mutual funds with a total of approximately $1.9 billion in assets. Mr. Gaylor did not manage any other accounts.

      David S. Horowitz managed nine mutual funds with a total of approximately $2.1 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $778.0 million in assets; and 56 other accounts with a total of approximately $6.9 billion in assets. Of these 56 accounts, two accounts had performance-based fees with a total of $360.0 million in assets.

      WITH RESPECT TO THE DIVIDEND GROWTH PORTFOLIO as of December 31, 2004:

      Sean J. Aurigemma managed four mutual funds with a total of approximately $8.3 billion in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and two other accounts with a total of approximately $137.0 million in assets.

      John S. Roscoe managed four mutual funds with a total of approximately $8.3 billion in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and two other accounts with a total of approximately $137.0 million in assets

      WITH RESPECT TO THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO as of December 31, 2004:

      Kevin Jung managed seven mutual funds with a total of approximately $4.6 billion in assets. Mr. Jung did not manage any other accounts.

      WITH RESPECT TO THE GROWTH PORTFOLIO as of December 31, 2004:

      The U.S. Growth team manages their funds in six primary strategies.

      Dennis P. Lynch managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      David S. Cohen managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      Sam G. Chainani managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      WITH RESPECT TO THE AMERICAN OPPORTUNITIES PORTFOLIO as of December 31, 2004:

      The U.S. Growth team manages their funds in six primary strategies.

      Michelle S. Kaufman managed three mutual funds with a total of approximately $4.9 billion in assets. Ms. Kaufman did not manage any other accounts.

      Dennis P. Lynch managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      David S. Cohen managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      Sam G. Chainani managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      WITH RESPECT TO THE CAPITAL OPPORTUNITIES PORTFOLIO as of December 31,
2004:

      The U.S. Growth team manages their funds in six primary strategies.

      Dennis P. Lynch managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      David S. Cohen managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      Sam G. Chainani managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      WITH RESPECT TO THE GLOBAL EQUITY PORTFOLIO as of December 31, 2004:

      David L. Dineen managed one mutual fund with a total of approximately $81.0 million in assets. Mr. Dineen did not manage any other accounts.

      Mark. A. Bavoso managed four mutual funds with a total of approximately $1.8 billion in assets. Mr. Bavoso did not manage any other accounts.

      WITH RESPECT TO THE DEVELOPING GROWTH PORTFOLIO as of December 31, 2004:

      The U.S. Growth team manages their funds in six primary strategies.

      Dennis P. Lynch managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      David S. Cohen managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      Sam G. Chainani managed 34 mutual funds with a total of approximately $14.9 billion in assets; two pooled investment vehicles other than mutual funds with a total of approximately $350.9 million in assets; and 316 other accounts with a total of approximately $1.4 billion in assets.

      Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

      Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts manages by the portfolio manager.

      BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

      DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

      Discretionary compensation can include:

      -    CASH BONUS;

      - MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

      - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

      - SELECT EMPLOYEES' CAPITAL ACCUMULATION PROGRAM (SECAP) AWARDS -- a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

      - VOLUNTARY EQUITY INCENTIVE COMPENSATION PROGRAM (VEICP) AWARDS -- a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

      - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

      - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

      -    Contribution to the business objectives of the Investment Adviser.

      -    The dollar amount of assets managed by the portfolio manager.

      -    Market compensation survey research by independent third parties.

      - Other qualitative factors, such as contributions to client objectives.

      - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

      Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

      As of December 31, 2004, the dollar range of securities beneficially owned (either directly or notionally through certain defined contribution and/or deferred compensation program) by each portfolio manager in the Fund is shown below:


      W. David Armstrong                                None
      Sean J. Aurigemma                                 None(1)
      Thomas B. Bastian                                 None(1)
      Mark A. Bavoso                                    None
      Sam G. Chainani                                   None(1)
      David S. Cohen                                    None(1)
      David L. Dineen                                   None
      Sheila A. Finnerty                                None
      James A. Gilligan                                 None(1)
      Edward F. Gaylor                                  None
      David S. Horowitz                                 None
      Kevin Jung                                        None(1)
      Michelle S. Kaufman                               None(1)
      Dennis P. Lynch                                   None(1)
      Sergio Marcheli                                   None
      Abigail L. McKenna                                None(1)
      Stefania Perrucci                                 None
      James O. Roeder                                   None(1)
      John S. Roscoe                                    None(1)
      Roberto M. Sella                                  None
      Vincent E.Vizachero                               None(1)

----------

(1) Although the Portfolio Manager does not have any assets directly invested in the Fund, he/she has made investments (either directly or notionally through certain defined contribution and/or deferred compensation programs) in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

H. PROXY VOTING POLICY AND PROXY VOTING RECORD

      The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's Proxy Voting Policy ("Policy").

      The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

      The Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

      -    Routine proposals will be voted in support of management.

      - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

      - The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.), which potentially may have a substantive financial or best interest impact on a shareholder.

      - The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) which potentially may have a substantive financial or best interest impact on a shareholder (notwithstanding management support).

      - The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

      - The Investment Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, requiring diversity of board membership relating to broad based social, religious or ethnic groups, reducing or eliminating supermajority voting requirements, etc).

      - The Investment Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, proposals requiring inappropriate endorsements or corporate actions, etc.)

      - Certain other shareholder proposals (i.e., proposals that limit the tenure of directors, proposals that limit golden parachutes, proposals requiring directors to own large amounts of company stock to be eligible for election, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

      While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

      If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

      To assist the Investment Adviser in its responsibility for voting proxies, Institutional Shareholder Services ("ISS") has been retained as experts in the proxy voting and corporate governance area. The services provided to the Investment Adviser include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize the ISS recommendations in making proxy voting decisions, it is in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the proxy research services.

FURTHER INFORMATION

      A copy of the Policy, as well as the Fund's proxy voting record for the most recent twelve-month period ended June 30, are available (i) without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/funds and (ii) on the SEC's web site at www.sec.gov.

I. REVENUE SHARING

      The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an additional charge to the Portfolios, to affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies or their affiliates ("Intermediaries"), in connection with the sale, distribution, retention and/or servicing of Class X shares of the Portfolios. For example, the Investment Adviser or the Distributor may pay compensation to Intermediaries for the purpose of promoting the sale of Portfolio Class X shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Investment Adviser or Distributor (E.G. gross sales or number of accounts). The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be substantial and may be different for different Intermediaries.

      These payments may include annual amounts up to 0.15% of the average daily net assets of Class X shares of each Portfolio.

      The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries out of the Investment Adviser's or Distributor's own funds, may provide Intermediaries and/or their salespersons with an incentive to favor sales of Class X shares of the Portfolios over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for Class X shares of a Portfolio or the amount that a Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio Class X shares.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

      Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

      For the fiscal years ended December 31, 2002, 2003 and 2004, the Portfolios paid brokerage commissions as follows:

                                                         BROKERAGE            BROKERAGE            BROKERAGE
                                                     COMMISSIONS PAID     COMMISSIONS PAID     COMMISSIONS PAID
                                                      FOR FISCAL YEAR      FOR FISCAL YEAR      FOR FISCAL YEAR
NAME OF PORTFOLIO                                     ENDED 12/31/02       ENDED 12/31/03       ENDED 12/31/04
-----------------                                    ----------------     ----------------     ----------------
The Money Market Portfolio                           $            0       $            0       $            0
The Flexible Income Portfolio                                 3,749                5,063                3,635
The Balanced Growth Portfolio                               212,373              104,430               78,581
The Utilities Portfolio                                     374,778              424,867              128,191
The Dividend Growth Portfolio                               455,227              541,396              397,256
The Equally-Weighted S&P 500 Portfolio                       50,911              111,355               42,337
The Growth Portfolio                                        264,548              168,352              165,147
The American Opportunities Portfolio                      3,160,841            2,234,514              879,878
The Capital Opportunities Portfolio                         218,828              194,104              104,155
The Global Equity Portfolio                                 249,764              257,262              183,715
The Developing Growth Portfolio                             627,955              371,308              188,962
                                                     --------------       --------------       --------------
     Total                                           $    5,618,974       $    4,412,651       $    2,171,857
                                                     ==============       ==============       ==============

B. COMMISSIONS

      Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

      During the fiscal years ended December 31, 2002, 2003 and 2004, the Portfolios did not effect any principal transactions with Morgan Stanley DW.

      Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

      During the fiscal year ended December 31, 2002, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:

                                                 BROKERAGE COMMISSIONS PAID
                                                    TO MORGAN STANLEY DW
                                                    FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                                         12/31/02
-----------------                                --------------------------
The Money Market Portfolio                                $       0
The Flexible Income Portfolio                                     0
The Balanced Growth Portfolio                                 2,295
The Utilities Portfolio                                       1,350
The Dividend Growth Portfolio                                10,170
The Equally-Weighted S&P 500 Portfolio                            0
The Growth Portfolio                                              0
The American Opportunities Portfolio                          3,227
The Capital Opportunities Portfolio                               0
The Global Equity Portfolio                                       0

The Developing Growth Portfolio                                   0
                                                          ---------
     Total                                                $  17,042
                                                          =========

      For the fiscal years ended December 31, 2003 and 2004, the Portfolios did not pay any brokerage commissions to Morgan Stanley DW.

      During the fiscal years ended December 31, 2002 and 2003, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:

                                                   BROKERAGE COMMISSIONS
                                                      PAID TO MORGAN
                                                 STANLEY & CO. FOR FISCAL
                                                        YEAR ENDED
                                                 --------------------------
NAME OF PORTFOLIO                                12/31/03         12/31/02
-----------------                                ---------        ---------
The Money Market Portfolio                       $       0        $       0
The Flexible Income Portfolio                            0                0
The Balanced Growth Portfolio                        3,282           33,374
The Utilities Portfolio                             84,455          107,130
The Dividend Growth Portfolio                       50,637           46,733
The Equally-Weighted S&P 500 Portfolio                 447                0
The Growth Portfolio                                   699            9,011
The American Opportunities Portfolio               228,690          308,334
The Capital Opportunities Portfolio                  2,999            7,672
The Global Equity Portfolio                         20,007           34,105
The Developing Growth Portfolio                      8,012            5,398
                                                 ---------        ---------
     Total                                       $ 399,228        $ 551,757
                                                 =========        =========

      For the fiscal year ended December 31, 2004, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:

                                                                                                 PERCENTAGE OF
                                                                                               AGGREGATE DOLLAR
                                                                                              AMOUNT OF EXECUTED
                                                                           PERCENTAGE OF        TRADES ON WHICH
                                                BROKERAGE COMMISSIONS   AGGREGATE BROKERAGE        BROKERAGE
                                                   PAID TO MORGAN         COMMISSIONS FOR      COMMISSIONS WERE
                                              STANLEY & CO. FOR FISCAL   FISCAL YEAR ENDED   PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                                YEAR ENDED 12/30/04         12/31/04           ENDED 12/31/04
-----------------                             ------------------------  -------------------  --------------------
The Money Market Portfolio                           $        0                   0.00%                 0.00%
The Flexible Income Portfolio                                 0                   0.00%                 0.00%
The Balanced Growth Portfolio                             1,408                   1.79%                 1.27%
The Utilities Portfolio                                  11,130                   8.68%                 6.82%
The Dividend Growth Portfolio                            63,598                  16.01%                16.50%
The Equally-Weighted S&P 500 Portfolio                        0                   0.00%                 0.00%
The Growth Portfolio                                        360                   0.22%                 0.38%
The American Opportunities Portfolio                    134,356                  14.92%                16.25%
The Capital Opportunities Portfolio                       8,383                   8.05%                 7.11%
The Global Equity Portfolio                              15,630                   8.51%                12.71%
The Developing Growth Portfolio                             502                   0.27%                 0.88%
                                                     ----------
     Total                                           $  232,264
                                                     ==========

C. BROKERAGE SELECTION

      The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

      The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

      In seeking to implement each Portfolio's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.

      The Investment Adviser and certain of its affiliates currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage (including the Portfolios) in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

      During the fiscal year ended December 31, 2004, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

                                                                                 AGGREGATE DOLLAR AMOUNT
                                                   BROKERAGE COMMISSIONS        OF TRANSACTIONS FOR WHICH
                                                DIRECTED IN CONNECTION WITH       SUCH COMMISSIONS WERE
                                              RESEARCH SERVICES PROVIDED FOR   PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                               FISCAL YEAR ENDED 12/31/04              12/31/04
-----------------                             ------------------------------   --------------------------
The Money Market Portfolio                             $          0                 $              0
The Flexible Income Portfolio                                     0                                0
The Balanced Growth Portfolio                                69,042                       52,469,460
The Utilities Portfolio                                           0                                0
The Dividend Growth Portfolio                               295,049                      252,871,602
The Equally-Weighted S&P 500 Portfolio                            0                                0
The Growth Portfolio                                        152,847                      131,551,551
The American Opportunities Portfolio                        708,862                      588,793,595
The Capital Opportunities Portfolio                          88,812                       72,674,934
The Global Equity Portfolio                                 166,183                       74,916,053
The Developing Growth Portfolio                             174,497                      135,658,958
                                                       ------------                 ----------------
     Total                                             $  1,655,292                 $  1,308,936,153
                                                       ============                 ================

E. REGULAR BROKER-DEALERS

      During the fiscal year ended December 31, 2004, the Portfolios purchased securities issued by the following issuers, which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:

NAME OF PORTFOLIO                                                         ISSUER
-----------------                                   ---------------------------------------------------
The Money Market Portfolio                          Bank of America Securities LLP
                                                    Citigroup Global Markets Inc.
                                                    Deutsche Securities Inc.
                                                    Goldman Sachs Group Inc.
                                                    J.P. Morgan Chase & Co.

The Flexible Income Portfolio                       Citigroup Global Markets Inc.

The Balanced Growth Portfolio                       Bank of America Securities LLP
                                                    Citigroup Global Markets Inc.
                                                    Goldman, Sachs Group Inc.
                                                    Lehman Brothers Inc.
                                                    Merrill Lynch & Co., Inc.
                                                    Prudential Securities Inc.

The Utilities Portfolio                             None.

NAME OF PORTFOLIO                                                         ISSUER
-----------------                                   ---------------------------------------------------
The Dividend Growth Portfolio                       Citigroup Global Markets Inc.
                                                    Goldman Sachs Group Inc.
                                                    J.P. Morgan Chase & Co.
                                                    Lehman Brothers Inc.

The Equally-Weighted S&P 500 Portfolio              Bank of America Securities LLC
                                                    Bank of New York Co., Inc. (The)
                                                    Citigroup Global Markets Inc.
                                                    Goldman Sachs Group, Inc.
                                                    J.P. Morgan Chase & Co.
                                                    Lehman Brothers Inc.
                                                    Merrill Lynch & Co., Inc.
                                                    Morgan Stanley & Co. Inc.
                                                    Prudential Securities Inc.

The Growth Portfolio                                Bank of New York Co., Inc. (The)
                                                    Citigroup Global Markets Inc.
                                                    Goldman Sachs Group Inc.
                                                    Lehman Brothers Inc.

The American Opportunities Portfolio                Bank of America Securities LLC
                                                    Citigroup Global Markets Inc.
                                                    Goldman, Sachs Group Inc.
                                                    J.P. Morgan Chase & Co.
                                                    Lehman Brothers Inc.
                                                    Merrill Lynch & Co., Inc.

The Capital Opportunities Portfolio                 None.

The Global Equity Portfolio                         Bank of New York Co., Inc. (The)
                                                    Prudential Securities Inc.
                                                    UBS Securities LLC

The Developing Growth Portfolio                     None.

      At December 31, 2004, the Portfolios held securities issued by such brokers or dealers with the following market values:

                                                                                          MARKET VALUE
NAME OF PORTFOLIO                                             ISSUER                       AT 12/31/04
-----------------                                   --------------------------------      -------------
The Money Market Portfolio                          J.P. Morgan Chase & Co.               $   1,566,742

The Flexible Income Portfolio                       Citigroup Global Markets Inc.         $     643,841
                                                    Prudential Securities Inc.                  208,311
                                                    Goldman Sachs & Co.                         129,244
                                                    J.P. Morgan Securities                       69,897
                                                    Bank of New York (The)                       20,805

The Balanced Growth Portfolio                       J.P. Morgan Chase &Co.                $   2,526,244
                                                    Citigroup Global Markets Inc.             2,170,636
                                                    Lehman Brothers Inc.                      1,487,160
                                                    Merrill Lynch & Co., Inc.                 1,458,388
                                                    Bank of America Securities LLC            1,022,502
                                                    Prudential Securities Inc.                  874,815
                                                    Goldman, Sachs Group Inc.                   431,377
                                                    Bank of New York Co., Inc. (The)             31,208

                                                                                          MARKET VALUE
NAME OF PORTFOLIO                                                ISSUER                    AT 12/31/04
-----------------                                   --------------------------------      -------------
The Dividend Growth Portfolio                       Bank of America Securities            $  15,318,740
                                                    Citigroup Global Markets Inc.             9,905,808
                                                    Merrill Lynch & Co., Inc.                 7,973,318
                                                    Goldman Sachs Group Inc.                  5,108,364
                                                    J.P. Morgan Chase & Co.                   3,620,128
                                                    Lehman Brothers Inc.                      3,980,340

The Equally-Weighted S&P 500 Portfolio              Prudential Securities Inc.            $     448,364
                                                    Citigroup Global Markets Inc.               446,629
                                                    Bank of America Securities LLC              444,666
                                                    Bank of New York Co., Inc. (The)            441,712
                                                    Morgan Stanley & Co. Inc.                   441,440
                                                    Lehman Brothers Inc.                        438,537
                                                    JP Morgan Chase & Co.                       437,029
                                                    Merrill Lynch & Co., Inc.                   435,723
                                                    Goldman, Sachs Group, Inc.                  430,518

The Growth Portfolio                                Citigroup Global Markets Inc.         $     220,183

The American Opportunities Portfolio                Bank of America Securities LLC        $   4,191,508
                                                    Goldman Sachs Group, Inc.                 4,179,807
                                                    Citigroup Global Markets Inc.             1,103,322

The Global Equity Portfolio                         Bank of America Securities LLC        $   1,233,018
                                                    JP Morgan Chase & Co.                     1,229,985
                                                    Citigroup Global Markets Inc.             1,226,181
                                                    UBS Securities LLC                          501,842
                                                    Deutsche Securities Inc.                    354,557
                                                    Prudential Securities Inc.                  217,293
                                                    CS First Boston LLC                         209,649

VII. CAPITAL STOCK AND OTHER SECURITIES

      The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into eleven Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

      The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

      The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting.

      Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

      Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees.

      The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

      On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Advisory Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

      With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

      Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

      The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

      The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

      The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.

      Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

      A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

      An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's.

      As permitted by the Rule, the Board has delegated to the Fund's Investment Adviser, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

      Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

      The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

      The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

      If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.

      In the calculation of the Portfolio's net asset value (other than for the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Portfolio's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

      Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case the securities will be valued at their fair value as determined by the Trustees.

      Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

      Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

      Generally, trading in foreign securities, as well as corporate bonds, U.S.government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS

      Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

      Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

      Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. UNDERWRITERS

      The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of shares, has certain obligations under the Distribution Agreement concerning the distribution of the Shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

      The current yield of the Class X and Class Y shares of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 2004 was 1.66% and 1.41%, respectively, and the effective annualized yield for the seven days ending December 31, 2004 was 1.68% and 1.42%, respectively, assuming daily compounding.

      For the 30-day period ended December 31, 2004, the Class X yield for the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO was 4.46% and 2.03%, respectively. For the 30-day period ended December 31, 2004, the Class Y yield for the FLEXIBLE INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO was 4.21% and 1.78%, respectively.

      The average annual total returns of the Class X and Class Y shares of each Portfolio for the one year, five year and ten year periods ended December 31, 2004 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2004, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the Capital Opportunities Portfolio which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:

CLASS X SHARES

                                                                                                  AVERAGE ANNUAL
                                                                                                 TOTAL RETURN FOR
                                                                                                    PERIOD FROM
                                                          AVERAGE ANNUAL      AVERAGE ANNUAL      COMMENCEMENT OF
                                     TOTAL RETURN FOR    TOTAL RETURN FOR    TOTAL RETURN FOR       OPERATIONS
                                     FISCAL YEAR ENDED   FIVE YEARS ENDED     TEN YEARS ENDED         THROUGH
NAME OF PORTFOLIO                    DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004
-----------------                    -----------------   -----------------   -----------------   -----------------
The Money Market Portfolio                  0.86%              2.52%                3.88%               3.91%
The Flexible Income Portfolio               7.00%              3.83%                4.59%               4.60%
The Balanced Growth
   Portfolio                               10.93%              4.84%                9.45%               9.37%
The Utilities Portfolio                    24.44%             -2.70%               10.41%              10.32%
The Dividend Growth Portfolio               8.29%              2.49%               11.59%              11.41%
The Equally-Weighted S&P 500
   Portfolio                               16.65%              8.12%               13.38%              13.10%
The Growth Portfolio                        7.64%             -5.90%                7.19%               7.15%
The American Opportunities
   Portfolio                                8.29%             -7.14%               11.28%              11.19%
The Capital Opportunities
   Portfolio                               22.59%            -14.78%                  --                0.70%
The Global Equity Portfolio                 8.17%             -1.28%                7.15%               7.01%
The Developing Growth
   Portfolio                               22.31%             -6.10%               11.53%              11.53%

CLASS Y SHARES

                                                                                       AVERAGE ANNUAL TOTAL
                                                                                   RETURN FOR PERIOD FROM FIRST
                                                         TOTAL RETURN FOR FISCAL    OFFERING OF CLASS Y SHARES
                                                                YEAR ENDED                     THROUGH
NAME OF PORTFOLIO                                           DECEMBER 31, 2004            DECEMBER 31, 2004
-----------------                                        -----------------------    ---------------------------
The Money Market Portfolio                                           0.61%                      1.86%
The Flexible Income Portfolio                                        6.61%                      4.07%
The Balanced Growth Portfolio                                       10.68%                      6.14%
The Utilities Portfolio                                             24.15%                     -4.46%
The Dividend Growth Portfolio                                        8.03%                      4.22%
The Equally-Weighted S&P 500 Portfolio                              16.33%                      8.65%
The Growth Portfolio                                                 7.38%                     -8.58%
The American Opportunities Portfolio                                 7.96%                     -8.24%
The Capital Opportunities Portfolio                                 22.41%                    -19.19%
The Global Equity Portfolio                                          7.89%                     -2.28%
The Developing Growth Portfolio                                     21.95%                     -4.87%

      The total returns of the Class X and Class Y shares of each Portfolio for the one year, five year and ten year periods ended December 31, 2004 and/or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2004, if shorter or longer than any of the foregoing (Class X shares of each Portfolio commenced operations on 11/09/94, except for the Capital Opportunities Portfolio which commenced operations on 01/21/97; Class Y shares of each Portfolio were first offered on 7/24/00), were as follows:

CLASS X SHARES

                                                                                                 TOTAL RETURN FOR
                                                                                                    PERIOD FROM
                                                                                                  COMMENCEMENT OF
                                     TOTAL RETURN FOR    TOTAL RETURN FOR    TOTAL RETURN FOR       OPERATIONS
                                     FISCAL YEAR ENDED   FIVE YEARS ENDED     TEN YEARS ENDED         THROUGH
NAME OF PORTFOLIO                    DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004
-----------------                    -----------------   -----------------   -----------------   -----------------
The Money Market Portfolio                  0.86%              13.26%               46.38%              47.49%
The Flexible Income Portfolio               7.00%              20.65%               56.67%              57.86%
The Balanced Growth Portfolio              10.93%              26.67%              146.68%             148.16%
The Utilities Portfolio                    24.44%             -12.77%              169.14%             170.90%
The Dividend Growth Portfolio               8.29%              13.10%              199.50%             199.34%
The Equally-Weighted S&P 500
   Portfolio                               16.65%              47.78%              251.16%             248.49%
The Growth Portfolio                        7.64%             -26.21%              100.22%             101.56%
The American Opportunities
   Portfolio                                8.29%             -30.95%              191.30%             193.32%
The Capital Opportunities
   Portfolio                               22.59%             -55.05%                  --                5.70%
The Global Equity Portfolio                 8.17%              -6.24%               99.43%              98.83%
The Developing Growth
   Portfolio                               22.31%             -27.00%              197.87%             202.59%

CLASS Y SHARES

                                                                                                 TOTAL RETURN FOR
                                                                                                    PERIOD FROM
                                                                                                 FIRST OFFERING OF
                                                                             TOTAL RETURN FOR     CLASS Y SHARES
                                                                             FISCAL YEAR ENDED        THROUGH
NAME OF PORTFOLIO                                                            DECEMBER 31, 2004   DECEMBER 31, 2004
-----------------                                                            -----------------   -----------------
The Money Market Portfolio                                                          0.61%                8.54%
The Flexible Income Portfolio                                                       6.61%               19.36%
The Balanced Growth Portfolio                                                      10.68%               30.30%
The Utilities Portfolio                                                            24.15%              -18.33%
The Dividend Growth Portfolio                                                       8.03%               20.13%
The Equally-Weighted S&P 500 Portfolio                                             16.33%               44.51%
The Growth Portfolio                                                                7.38%              -32.86%
The American Opportunities Portfolio                                                7.96%              -31.73%
The Capital Opportunities Portfolio                                                22.41%              -61.16%
The Global Equity Portfolio                                                         7.89%               -9.72%
The Developing Growth Portfolio                                                    21.95%              -19.86%

XII. FINANCIAL STATEMENTS

      The Fund's audited financial statements for the fiscal year ended December 31, 2004, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

      Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                      *****

      This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

                                                                      APPENDIX A

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                          LONG-TERM OBLIGATIONS RATING

      Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                               SHORT-TERM RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATING GROUP, A DIVISION OF THE MCGRAW HILL COMPANIES, INC. ("STANDARD & POOR'S")

                         ISSUE CREDIT RATING DEFINITIONS

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on the following considerations:

       - Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

       -   Nature of and provisions of the obligation;

       - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rate issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB        An obligation rated "BBB" exhibits adequate protection parameters.
           However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                         SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

                     INTERNATIONAL LONG-TERM CREDIT RATINGS

      International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". The following scale applies to foreign currency and local currency ratings.

      International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, High default risk. Default is a real possibility. Capacity for meeting financial commitments is
CC, C solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, Default. The ratings of obligations in this category are based on their prospects for achieving
DD, D partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      NOTES:

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

      "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

                     INTERNATIONAL SHORT-TERM CREDIT RATINGS

      International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". The following scale applies to foreign currency and local currency ratings.

      A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

      International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D          Default. Denotes actual or imminent payment default.

      NOTES:

      "+" may be appended to an "F1" rating class to denote relative status within the category.

      "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

      "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.